[GRAPHIC OMITTED]


GOVERNMENT  ASSETS FUND,  "T" Shares          VINTAGE INCOME FUND
LIQUID ASSETS FUND, "T" Shares                VINTAGE  MUNICIPAL  BOND FUND
MUNICIPAL  ASSETS FUND, "T" Shares            VINTAGE BALANCED  FUND
VINTAGE  LIMITED TERM BOND FUND               VINTAGE  EQUITY FUND,  "S" Shares
VINTAGE BOND FUND                             VINTAGE AGGRESSIVE GROWTH FUND



                                     For current yield, purchase, and redemption information, call (800) 438-6375.


     Vintage Mutual Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end management investment company issuing its shares in series (each series referred to as a "Fund" and collectively as "Funds"), each representing a diversified portfolio of investments with its own investment objective and policies. The portfolios offered in this prospectus are the Government Assets Fund, the Liquid Assets Fund, the Municipal Assets Fund, the Vintage Limited Term Bond Fund, the Vintage Bond Fund, the Vintage Income Fund, the Vintage Municipal Bond Fund, the Vintage Balanced Fund, the Vintage Equity Fund, and the Vintage Aggressive Growth Fund.
     The Government Assets, Liquid Assets, Municipal Assets and Equity Funds are offered in multiple classes of shares ("Shares"). This Prospectus describes "T" Shares of the Government Assets, Liquid Assets and Municipal Assets Funds and "S" Shares of the Vintage Equity Fund. All classes of Shares accrue dividends in the same manner except that different classes of Shares bear different distribution and/or administrative servicing fees. (see "GENERAL INFORMATION - Description of the Company and Its Shares"). Differences in class level expenses may affect performance.
     The Government Assets Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal. The Government Assets Fund invests exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto. The Liquid Assets Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity. The Municipal Assets Fund seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.
     THE GOVERNMENT ASSETS FUND, LIQUID ASSETS FUND, AND MUNICIPAL ASSETS FUND EACH SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT THE NET ASSET VALUE WILL NOT VARY.
     The investment objective of the Limited Term Bond Fund is to seek total return from a portfolio of limited term fixed income securities.
     The Bond Fund seeks income and capital appreciation, consistent with the preservation of capital. The investment objective of the Income Fund is to seek current income, consistent with the preservation of capital.
     The Limited Term Bond Fund, Bond Fund, and Income Fund all invest primarily in high-quality, fixed income securities. The Limited Term Bond Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years. The Bond Fund and Income Fund expect to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.
     The investment objective of the Municipal Bond Fund is to seek current income, consistent with the preservation of capital that is exempt from federal income taxes.
     The investment objective of the Balanced Fund is to seek long-term growth of capital and income. The Balanced Fund invests primarily in a diversified portfolio of equity securities and fixed income securities. The Balanced Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years on the fixed income portion of the portfolio.
     The investment objective of the Equity Fund is long-term capital appreciation. The Equity Fund invests primarily in a diversified portfolio of equity securities of mainly large capitalization companies with strong earnings potential.
     The investment objective of the Aggressive Growth Fund is long-term capital growth. The Aggressive Growth Fund invests primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for price appreciation relative to other equity securities.
     Investors Management Group, Ltd. ("IMG") acts as the investment advisor to the Funds.
     AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


     Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
     This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Please read this Prospectus carefully and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is March 23, 1998

                               PROSPECTUS SUMMARY

The Funds..............................Government  Assets  Fund,  Liquid  Assets
                                       Fund,   Municipal  Assets  Fund,  Vintage
                                       Limited  Term  Bond  Fund,  Vintage  Bond
                                       Fund,   Vintage   Income  Fund,   Vintage
                                       Municipal  Bond  Fund,  Vintage  Balanced
                                       Fund,  Vintage  Equity Fund,  and Vintage
                                       Aggressive    Growth    Fund,    each   a
                                       diversified      investment     portfolio
                                       (collectively,  the  "Funds")  of Vintage
                                       Mutual    Funds,    Inc.,   an   open-end
                                       management investment company organized as a Maryland corporation.

Shares Offered.........................Shares of common  stock ("Shares") of the
                                       Funds.  See "HOW TO  PURCHASE  AND REDEEM
                                       SHARES".

Offering Price.........................The  public  offering  price of Shares of each of the Government Assets Fund, the Liquid Assets Fund, and the Municipal Assets Fund Shares is equal to the net asset value per Share, which these Funds will seek to maintain at $1.00.

                                       The public offering price of Shares of each of the Limited Term Bond Fund, the Bond Fund, the Income Fund, the Municipal Bond Fund, the Balanced Fund, the Equity Fund, and the Aggressive Growth Fund is equal to the net asset value per Share.

Minimum Purchase.......................$1,000 minimum for the initial investment
                                       with  a  $50   minimum   for   subsequent
                                       investments.  (See "HOW TO  PURCHASE  AND
                                       REDEEM  SHARES--Purchases  of Shares  and
                                       Auto Invest Plan" for a discussion of lower minimum purchase amounts).

Investment Objective...................The Government  Assets Fund seeks current
                                       income    consistent   with   maintaining
                                       liquidity and stability of principal.

                                       The Liquid Assets Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity.

                                       The Municipal Assets Fund seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.

                                       The Limited Term Bond Fund seeks total return from a portfolio of limited term fixed income securities.

                                       The Bond  Fund  seeks income  and capital
                                       appreciation,    consistent    with   the
                                       preservation of capital.

                                       The Income  Fund  seeks  current  income,
                                       consistent   with  the   preservation  of
                                       capital.

                                       The   Municipal  Bond Fund seeks  current
                                       income, consistent with the preservation of capital, that is exempt from federal income taxes.

                                       The Balanced Fund seeks long-term growth of capital and income.

                                       The Equity Fund seeks long-term capital appreciation.

                                       The Aggressive Growth Fund seeks long-term capital growth.

Investment Policy and Risks............See "INVESTMENT  OBJECTIVES, POLICIES AND
                                       RISK   FACTORS   OF   THE   FUNDS".   The
                                       Government     Assets    Fund     invests
                                       exclusively in short-term  U.S.  Treasury
                                       bills,   notes   and   other   short-term
                                       obligations  issued or  guaranteed by the
                                       U.S.   Government   or  its  agencies  or
                                       instrumentalities,     and     repurchase
                                       agreements with respect thereto, having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

                                       Under   normal   market  conditions,  the
                                       Liquid   Assets   Fund   invests   in   a
                                       diversified  portfolio  of high  quality,
                                       U.S. dollar  denominated  short-term debt
                                       obligations     including,     primarily,
                                       redeemable    Certificates    backed   by
                                       federally   insured   student  loans  and
                                       Farmers  Home  Administration  guaranteed
                                       loans,     commercial     paper,     bank
                                       obligations,     short-term     corporate
                                       obligations  and  obligations  issued  or
                                       guaranteed  by the U.S.  government,  its
                                       agencies   or    instrumentalities    and
                                       repurchase agreements collateralized by such obligations having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

                                       Under   normal   market  conditions,  the
                                       Municipal   Assets  Fund   invests  in  a
                                       diversified  portfolio  of high  quality,
                                       U.S.   dollar   denominated    short-term
                                       municipal  securities,  which  mature  or
                                       have a demand feature  exercisable in one
                                       year   or   less   from   the   date   of
                                       acquisition,   having  a  dollar-weighted
                                       average  maturity of 90 days or less. The

                                       Fund seeks to maintain a net asset value of $1.00 per share.

                                       Under  normal   market  conditions,   the
                                       Limited Term Bond Fund invests  primarily
                                       in  a  diversified   portfolio  of  fixed
                                       income securities and expects to maintain
                                       a   dollar-weighted   average   portfolio
                                       maturity of 1 to 4 years.  Investment  in
                                       the Limited  Term Bond Fund is subject to
                                       the  interest  rate  risks   inherent  in
                                       investing in fixed income securities and lower rated securities.

                                       Under normal market conditions, the  Bond
                                       Fund invests  primarily in a  diversified
                                       portfolio of fixed income securities, and
                                       expects  to  maintain  a  dollar-weighted
                                       average  portfolio  maturity  of 4 to  10
                                       years.  Investment  in the  Bond  Fund is
                                       subject  to  the   interest   rate  risks
                                       inherent in investing in fixed income securities and lower rated securities.

                                       Under  normal  market   conditions,   the
                                       Income  Fund   invests   primarily  in  a
                                       diversified  portfolio  of  fixed  income
                                       securities  and  expects  to  maintain  a
                                       dollar-weighted     average     portfolio
                                       maturity of 4 to 10 years.  Investment in
                                       the   Income   Fund  is  subject  to  the
                                       interest rate risks inherent in investing in fixed income securities and lower rated securities.

                                       Under  normal   market  conditions,   the
                                       Municipal Bond Fund invests  primarily in
                                       a  diversified  portfolio  of  tax-exempt
                                       fixed  income  securities  and expects to
                                       maintain   a   dollar-weighted    average
                                       portfolio  maturity  of  4 to  10  years.
                                       Investment in the Municipal  Bond Fund is
                                       subject  to  the   interest   rate  risks
                                       inherent in investing in fixed income securities and lower rated securities.

                                       Under  normal   market  conditions,   the
                                       Balanced  Fund  invests  primarily  in  a
                                       diversified     portfolio    of    equity
                                       securities  and fixed income  securities,
                                       and expects to maintain a dollar-weighted
                                       average  portfolio  maturity  of 4 to  10
                                       years on the fixed income portion of the portfolio. Investment in the Balanced Fund is subject to the interest rate risks inherent in investing in fixed income securities and the risks inherent in investing in equity securities.

                                       Under  normal   market   conditions,  the
                                       Equity Fund invests primarily in equity securities of mainly large capitalization companies with strong earnings potential. Investment in the Equity Fund is subject to the inherent risks associated with investing in common stocks and various types of equity securities, call options and foreign securities.

                                       Under  normal   market  conditions,   the
                                       Aggressive  Growth Fund invests primarily
                                       in equity securities of small, medium and
                                       large capitalized  companies that exhibit
                                       a strong potential for price appreciation
                                       relative  to  other  equity   securities.
                                       Investment in the Aggressive Growth Fund is subject to the inherent risks of investing in common stocks, and various types of equity securities, call options and foreign securities.


Investment Advisor.....................Investors Management Group, Ltd.,
 and Administrator                     Des Moines, Iowa ("IMG").

Dividends..............................The Government Assets Fund, Liquid Assets
                                       Fund, and Municipal Assets Fund intend to
                                       declare  dividends  from  net  investment
                                       income  daily  and  pay  such   dividends
                                       monthly.   The   Income   Fund   and  the
                                       Municipal  Bond Fund  intend  to  declare
                                       dividends from net investment  income and
                                       pay such dividends  monthly.  The Limited
                                       Term  Bond  Fund,   the  Bond  Fund,  the
                                       Balanced  Fund,  the Equity Fund, and the
                                       Aggressive  Growth Fund intend to declare
                                       dividends  from  net  investment   income
                                       quarterly   and   pay   such    dividends
                                       quarterly.      Dividends     will     be
                                       automatically   reinvested   unless   the
                                       shareholder elects otherwise.

Distributor............................BISYS Fund Services Limited Partnership

                                 EXPENSE SUMMARY

                                                                  GOVERNMENT     LIQUID      MUNICIPAL
                                                                    ASSETS       ASSETS       ASSETS
                                                                     FUND         FUND         FUND
                                                                     ----         ----         ----
  SHAREHOLDER TRANSACTION EXPENSES 1
    Maximum Sales Load Imposed on Purchases (as a percentage of      0.00%        0.00%        0.00%
      offering price)
    Maximum Sales Load Imposed on Reinvested Dividends               0.00%        0.00%        0.00%
      (as a percentage of offering price)
    Deferred Sales Load (as a percentage of original purchase        0.00%        0.00%        0.00%
      price or redemption proceeds, as applicable)
    Redemption Fees (as a percentage of amount
      redeemed, if applicable)                                       0.00%        0.00%        0.00%
    Exchange Fee                                                    $0.00        $0.00        $0.00
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
      Management Fees                                                0.40%        0.35%        0.35%
      12b-1 Fees                                                     0.00%        0.00%        0.00%
      Other Expenses
        Servicing Fees After Limitations2                            0.00%        0.15%        0.15%
        Administrative Fees3                                         0.21%        0.06%        0.06%
        Other Expenses                                               0.16%        0.11%        0.15%
                                                                     -----        -----        -----
        Total Other Expenses                                         0.37%        0.32%        0.36%
                                                                     -----        -----        -----
    Total Fund Operating Expenses After Limitations4                 0.77%        0.67%        0.71%


The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The table reflects the current fees for the Funds. The Management Fees are based on the maximum allowable under the Investment Advisory Agreements. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund (a "Class"). See "MANAGEMENT OF THE COMPANY" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING SUMMARY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

1 A "Participating Organization" (as defined in this Prospectus) may charge a Customer (as defined in the Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Shares.")

2 The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund or Class described in this Prospectus is authorized to pay Participating Organizations which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund ("Servicing Fees"). Currently the Company is not paying any such fees under the Services Plan for the Government Assets Fund, and has limited these fees to an annual rate of 0.15% of the average daily net assets of the Liquid Assets and Municipal Assets Funds. However, Servicing Fees may be absorbed by the Advisor in its sole discretion without further notice and at no expense to a Class or Fund. The Company may elect to pay such fees at any time without further notice to shareholders.

3 The Funds are subject to a Management and Administration Agreement with IMG pursuant to which the Funds have agreed to an annual rate of 0.21% of the average daily net assets for Government Assets Fund and an annual rate of 0.06% of the average daily net assets for the Liquid Assets and Municipal Assets Funds.

4 Absent the fee waivers described above, "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.02% for the Government Assets Fund, 0.77% for the Liquid Assets Fund, 0.81% for the Municipal Assets Fund.

EXAMPLE
You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) 5% annual return and (2) redemption at the end of each time period:

                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                ------      -------      -------      --------
   Government Assets Fund         $8          $25          $43           $95
   Liquid Assets Fund             $7          $21          $37           $83
   Municipal Assets Fund          $7          $23          $40           $88


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT OF THE COMPANY" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds.



                                                   LIMITED                                                   AGGRESSIVE
                                                  TERM BOND   BOND     INCOME     BOND    BALANCED   EQUITY    GROWTH
                                                    FUND      FUND      FUND      FUND      FUND      FUND      FUND
                                                    ----      ----      ----      ----      ----      ----      ----
SHAREHOLDER TRANSACTION EXPENSES1
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)             0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
  Maximum Sales Load Imposed on Reinvested
    Dividends (as a percentage of offering price)   0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
  Deferred Sales Load (as a percentage of original
    Purchase price or redemption proceeds,
    as applicable)                                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
  Redemption Fees (as a percentage
    of amount redeemed, if applicable)              0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
  Exchange Fee                                     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                     0.60%     0.55%     0.60%     0.60%     0.75%     0.75%     0.95%
12b-1 Fees 2                                        0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Other Expenses
  Servicing Fees3                                   0.00%     0.00%     0.00%     0.00%     0.00%     0.25%     0.00%
  Administrative Fees4                              0.26%     0.26%     0.26%     0.26%     0.26%     0.26%     0.26%
  Other Expenses                                    0.20%     0.16%     0.15%     0.23%     0.35%     0.13%     0.23%
                                                    -----     -----     -----     -----     -----     -----     -----
Total Other Expenses                                0.46%     0.42%     0.41%     0.49%     0.61%     0.64%     0.49%
                                                    -----     -----     -----     -----     -----     -----     -----
Total Fund Operating Expenses5                      1.06%     0.97%     1.01%     1.09%     1.36%     1.39%     1.44%


The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The table reflects the current fees for the Funds. The Management Fees are based on the maximum allowable under the Investment Advisory Agreements. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund (a "Class"). See "MANAGEMENT OF THE COMPANY" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING SUMMARY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

1 A "Participating Organization" (as defined in this Prospectus) may charge a Customer (as defined in this Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Shares.")

2 The Company has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to which each Fund or Class described in this Prospectus is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund or Class ("Shareholder Fees"). Currently, no such fees will be paid under the Plan by the Company. However, Shareholder Fees may be absorbed by the Advisor in its sole discretion without further notice and at no expense to a Class or Fund. Shareholders will be given at least 30 days' notice prior to payment by the Company of any increased fees under the Plan.

3 The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which a Fund or Class is authorized to pay Participating Organizations which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund or Class ("Servicing Fees"). Currently the Company is paying 0.25% annually for "S" Shares of the Equity Fund under the Services Plan. However, Servicing Fees may be absorbed by the Advisor in its sole discretion without further notice and at no expense to a Fund or Class. The company may elect to pay such fees at any time without further notice to shareholders.

4 The Funds are subject to a Management and Administration Agreement with IMG pursuant to which the Funds are authorized to pay a periodic fee calculated at an annual rate of 0.26% of the average daily net assets for each of the Funds.

5 Absent the fee waivers described above, "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.56% for the Limited Term Bond Fund, 1.47% for the Bond Fund, 1.51% for the Income Fund, 1.59% for the Municipal Bond Fund, 1.86% for the Balanced Fund, 1.64% for the Equity Fund-S Shares, and 1.94% for the Aggressive Growth Fund.

EXAMPLE
You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) 5% annual return and (2) redemption at the end of each time period:

                              1 Year      3 Years      5 Years      10 Years
                              ------      -------      -------      --------

  Limited Term Bond Fund        $11         $34          $58          $129
  Bond Fund                     $10         $31          $54          $119
  Income Fund                   $10         $32          $56          $124
  Municipal Bond Fund           $11         $35          $60          $133
  Balanced Fund                 $14         $43          $74          $164
  Equity Fund                   $14         $44          $76          $167
  Aggressive Growth Fund        $15         $46          $79          $172

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT OF THE COMPANY" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds.

                              FINANCIAL HIGHLIGHTS


The tables below set forth for each Fund certain financial data, other operating information and investment results for each of the predecessor Funds, which were acquired by the Company on February 13, 1998, and the IMG Bond Fund which changed its name to Vintage Bond Fund on February 13, 1998, expressed in one share outstanding throughout the period. The Financial Highlights contained in the tables below for the Liquid Assets, Municipal Assets and Bond Fund are derived from the financial statements audited (unless otherwise indicated) by KPMG Peat Marwick LLP, independent auditors for those predecessor Funds. The Financial Highlights for all other Funds are derived from the financial statements audited (unless otherwise indicated) by Ernst & Young LLP, independent auditors for the AMCORE Vintage Mutual Funds, the predecessors to these Funds. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information which are incorporated herein by reference in the Statement of Additional Information.


                                                                                GOVERNMENT ASSETS FUND*
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS      YEAR        YEAR       YEAR         YEAR   DECEMBER 21,
                                                     ENDED        ENDED       ENDED      ENDED        ENDED     1992 TO
                                                 SEPTEMBER 30,  MARCH 31,   MARCH 31,  MARCH 31,    MARCH 31,  MARCH 31,
                                                     1997         1997        1996       1995         1994      1993(1)
                                                     ----         ----        ----       ----         ----      -------
                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $  1.000     $  1.000    $  1.000   $  1.000     $  1.000   $  1.000
                                                   --------     --------    --------   --------     --------   --------
   Net Investment Income                               .023         .045        .051       .042         .027       .007
                                                       ----         ----        ----       ----         ----       ----
   Dividends Distributed                              (.023)       (.045)      (.051)     (.042)       (.027)     (.007)
                                                      -----        -----       -----      -----        -----      -----
NET ASSET VALUE, END OF PERIOD                     $  1.000     $  1.000    $  1.000   $  1.000     $  1.000   $  1.000
                                                   ========     ========    ========   ========     ========   ========

TOTAL RETURN                                          2.37%(a)     4.62%       5.24%      4.32%        2.73%      0.75%(a)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                    $142,375     $158,698    $153,836   $137,888     $105,345    $87,928
Ratio of Expenses to Average Net Assets               0.73%(b)     0.76%       0.54%      0.50%        0.56%      0.58%(b)
Ratio of Net Investment Income to
   Average Net Assets                                 4.73%(b)     4.53%       5.08%      4.26%        2.70%      2.68%(b)
Ratio of Expenses to Average Net Assets2              0.98%(b)     1.01%       0.72%      0.98%        1.02%      1.14%(b)
Ratio of Net Investment Income to
   Average Net Assets2                                4.48%(b)     4.28%       4.90%      3.78%        2.23%      2.12%(b)

1 Period from Commencement of Operations
2 During the period,  certain fees were voluntarily  reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not Annualized
(b)Annualized
* Performance data relates to AMCORE Vintage U.S. Government Obligations Fund, a corresponding predecessor Fund, which was acquired on February 13, 1998.

                                                     LIQUID ASSETS FUND*
                                           -------------------------------------
                                            SIX MONTHS
                                               ENDED
                                            DECEMBER 31,      JANUARY 2, 1997 TO
                                                1997           JUNE 30, 1997(1)
                                                ----           ----------------
                                            (UNAUDITED)

  NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.000              $  1.000
                                              -------              --------
    Net Investment Income                        .051                  .025
                                                 ----                  ----
    Dividends Distributed                       (.051)                (.025)
                                                -----                 -----
  NET ASSET VALUE, END OF PERIOD              $ 1.000              $  1.000
                                              =======              ========

  TOTAL RETURN                                   2.59%(a)              2.51%(a)

  RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)             $34,064              $ 17,859
  Ratio of Expenses to Average Net Assets        0.71%                 0.70%
  Ratio of Net Investment Income to
    Average Net Assets                           5.08%(b)              4.96%(b)


1  Period from Commencement of Operations.
* Performance data relates to Liquid Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.
(a)Not Annualized
(b)Annualized



                                                      MUNICIPAL ASSETS FUND*
                                              ----------------------------------
                                              SIX MONTHS
                                                ENDED
                                              DECEMBER 31,    JANUARY 2, 1997 TO
                                                 1997           JUNE 30, 1997(1)
                                                 ----           ----------------
                                             (UNAUDITED)

  NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.000              $  1.000
                                              -------              --------
    Net Investment Income                        .032                  .016
                                                 ----                  ----
    Dividends Distributed                       (.032)                (.016)
                                                -----                 -----
  NET ASSET VALUE, END OF PERIOD              $ 1.000              $  1.000
                                              =======              ========

  TOTAL RETURN                                   1.62%(a)              1.61%(a)

  RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)             $25,594              $ 25,036
  Ratio of Expenses to Average Net Assets**      0.68%                 0.66%
  Ratio of Net Investment Income to
    Average Net Assets                           3.19%(b)              3.17%(b)


1  Period from Commencement of Operations.
* Performance data relates to Municipal Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.
** During the year ended June 30, 1997, the advisor and distributor voluntarily waived certain fees. Absent these waivers, the ratio of expenses to average net assets would have been 0.90 percent.
(a)Not Annualized
(b)Annualized




                                                                LIMITED TERM BOND FUND*
                                           ------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                  YEAR ENDED             JUNE 15, 1995 TO
                                           SEPTEMBER 30,               MARCH 31,                 MARCH 31,
                                               1997                      1997                     1996(1)
                                               ----                      ----                     -------
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.69                   $  9.89                   $ 10.00
                                             -------                   -------                   -------
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                        0.25                      0.50                      0.44
   Net Gains or Losses on Securities
     (both realized and unrealized)             0.23                     (0.20)                    (0.11)
                                                ----                     -----                     -----
     Total from Investment Operations           0.48                      0.30                      0.33
                                                ----                      ----                      ----

   LESS DISTRIBUTIONS
   Dividends (from net investment income)      (0.25)                    (0.50)                    (0.43)
   Distributions (from capital gains)           0.00                      0.00                     (0.01)
   Returns of Capital                           0.00                      0.00                      0.00
                                                ----                      ----                      ----
     Total Distributions                       (0.25)                    (0.50)                    (0.44)
                                               -----                     -----                     -----

NET ASSET VALUE, END OF PERIOD               $  9.92                   $  9.69                   $  9.89
                                             =======                   =======                   =======

TOTAL RETURN                                    5.03% (a)                 3.13%                     3.40% (a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)              $41,292                   $38,835                   $41,178
Ratio of Expenses to Average Net Assets         1.39% (b)                 1.40%                     1.18% (b)
Ratio of Net Investment Income
  to Average Net Assets                         5.09% (b)                 5.18%                     5.53% (b)
Ratio of Expenses to Average Net Assets2        1.64% (b)                 1.65%                     1.18% (b)
Ratio of Net Investment Income
  to Average Net Assets2                        4.84% (b)                 4.93%                     5.53% (b)
Portfolio Turnover Rate                        37.25%                    70.63%                    69.30%
Average Commission Rate Paid3                   N/A                       N/A                         N/A

1  Period from Commencement of Operations.
2 During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
3 Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to March 31, 1997.
(a)Not Annualized
(b)Annualized
* Performance data relates to AMCORE Vintage Fixed Total Return Fund, a corresponding predecessor Fund, which was acquired on February 13, 1998.




                                                                      BOND FUND*
                                           ----------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                  YEAR ENDED               JULY 7, 1995
                                            OCTOBER 31,                APRIL 30,                 APRIL 30,
                                               1997                      1997                     1996(1)
                                               ----                      ----                     -------
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.82                   $  9.78                   $ 10.00
                                             -------                   -------                   -------
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                        0.33                      0.62                      0.49
   Net Realized and Unrealized Gains            0.34                      0.04                     (0.28)
                                                ----                      ----                     -----
     Total from Investment Operations           0.67                      0.66                      0.21
                                                ----                      ----                      ----

   LESS DISTRIBUTIONS
   Dividends from Net Investment Income         0.32                      0.62                      0.42
   Distributions from Net Realized Gains        0.00                      0.00                      0.01
                                                ----                      ----                      ----
     Total Distributions                        0.32                      0.62                      0.43
                                                ----                      ----                      ----

NET ASSET VALUE, END OF PERIOD               $ 10.17                   $  9.82                   $  9.78
                                             =======                   =======                   =======

TOTAL RETURN                                    6.93% (a)                 6.97%                     2.10% (a)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $ 3,000                   $ 3,200                   $ 3,641
Ratio of Expenses to Average Net Assets         0.85% (b)                 0.83%                     0.80%
Ratio of Net Investment Income to Average
   Net Assets                                   6.23% (b)                 6.16%                     6.24% (b)
Portfolio Turnover Rate                        23.29%                    42.22%                    60.43%


1  Period from Commencement of Operations.
(a)Not Annualized
(b)Annualized
* Performance data relates to IMG Bond Fund-Select Shares whose name was changed to the Vintage Bond Fund on February 13, 1998.




                                                                                    INCOME FUND*
                                                    --------------------------------------------------------------------------------
                                                     SIX MONTHS       YEAR         YEAR        YEAR          YEAR      DECEMBER 15,
                                                        ENDED         ENDED        ENDED       ENDED         ENDED       1992 TO
                                                    SEPTEMBER 30,   MARCH 31,    MARCH 31,   MARCH 31,     MARCH 31,    MARCH 31,
                                                        1997          1997         1996        1995          1994        1993(1)
                                                        ----          ----         ----        ----          ----        -------
                                                     (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                 $   9.70      $   9.93     $   9.71     $   9.92     $  10.28    $  10.00
                                                     --------      --------     --------     --------     --------    --------
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                 0.27          0.54         0.61         0.54         0.59        0.18
   Net Gains or Losses on Securities
     (both realized and unrealized)                      0.26         (0.24)        0.23        (0.22)       (0.33)       0.27
                                                         ----         -----         ----        -----        -----        ----
          Total From Investment Operations               0.53          0.30         0.84         0.32         0.26        0.45
                                                         ----          ----         ----         ----         ----        ----

   LESS DISTRIBUTIONS
   Dividends (from net investment income)               (0.27)        (0.53)       (0.62)       (0.53)       (0.59)      (0.17)
   Distributions (from capital gains)                    0.00          0.00         0.00         0.00        (0.03)       0.00
   Returns of Capital                                    0.00          0.00         0.00         0.00         0.00        0.00
                                                         ----          ----         ----         ----         ----        ----
        Total Distributions                             (0.27)        (0.53)       (0.62)       (0.53)       (0.62)      (0.17)
                                                        -----         -----        -----        -----        -----       -----

NET ASSET VALUE, END OF PERIOD                       $   9.96      $   9.70     $   9.93     $   9.71     $   9.92    $  10.28
                                                     ========      ========     ========     ========     ========    ========

TOTAL RETURN                                             5.54% (a)     3.14%        8.74%        3.46%        2.43%       4.54% (a)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $ 99,035      $ 92,031     $ 84,752     $ 81,673     $ 90,301    $ 50,127
Ratio of Expenses to Average Net Assets                  1.18% (b)     1.20%        0.97%        0.94%        0.51%       0.29% (b)
Ratio of Net Investment Income to Average Net Assets     5.49% (b)     5.52%        5.77%        5.53%        5.74%       6.58% (b)
Ratio of Expenses to Average Net Assets2                 1.43% (b)     1.45%        0.97%        1.22%        1.24%       1.34% (b)
Ratio of Net Investment Income to Average Net Assets2    5.24% (b)     5.27%        5.77%        5.26%        5.01%       5.53% (b)
Portfolio Turnover Rate                                 10.60%        59.70%      113.25%       32.38%       32.03%      17.44%


1  Period from Commencement of Operations.
2 During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not Annualized
(b)Annualized
* Performance data relates to AMCORE Vintage Fixed Income Fund, a corresponding predecessor Fund, which was acquired on February 13, 1998.


                                                                                  MUNICIPAL BOND FUND*
                                                     -------------------------------------------------------------------------------
                                                      SIX MONTHS       YEAR         YEAR        YEAR         YEAR      FEBRUARY 15,
                                                         ENDED         ENDED        ENDED       ENDED        ENDED       1993 TO
                                                      SEPTEMBER 30,   MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,    MARCH 31,
                                                          1997          1997         1996        1995         1994        1993(1)
                                                          ----          ----         ----        ----         ----        -------
                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                   $  10.22      $  10.27     $   9.97    $   9.91     $  10.05    $  10.00
                                                       --------      --------     --------    --------     --------    --------
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                   0.19          0.38         0.43        0.43         0.42        0.05
   Net Gains or Losses on Securities
     (both realized and unrealized)                        0.32         (0.05)        0.30        0.07        (0.13)       0.04
                                                           ----         -----         ----        ----        -----        ----
         Total From Investment Operations                  0.51          0.33         0.73        0.50         0.29        0.09
                                                           ----          ----         ----        ----         ----        ----

   LESS DISTRIBUTIONS
   Dividends (from net investment income)                 (0.19)        (0.38)       (0.43)      (0.43)       (0.42)      (0.04)
   Distributions (from capital gains)                      0.00          0.00         0.00       (0.01)       (0.01)       0.00
   Returns of Capital                                      0.00          0.00         0.00        0.00         0.00        0.00
                                                           ----          ----         ----        ----         ----        ----
        Total Distributions                               (0.19)        (0.38)       (0.43)      (0.44)       (0.43)      (0.04)
                                                          -----         -----        -----       -----        -----       -----

NET ASSET VALUE, END OF PERIOD                         $  10.54      $  10.22     $  10.27    $   9.97     $   9.91    $  10.05
                                                       ========      ========     ========    ========     ========    ========

TOTAL RETURN                                               5.08% (a)     3.22%        7.43%       5.29%        2.79%       0.90% (a)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $ 46,659      $ 45,164     $ 42,436    $ 30,717     $ 32,983    $ 13,043
Ratio of Expenses to Average Net Assets                    1.25% (b)     1.28%        0.75%       0.73%        0.57%       0.42% (b)
Ratio of Net Investment Income to Average Net Assets       3.73% (b)     3.68%        4.21%       4.42%        4.19%       4.31% (b)
Ratio of Expenses to Average Net Assets2                   1.50% (b)     1.53%        1.02%       1.30%        1.38%       1.47% (b)
Ratio of Net Investment Income to Average Net Assets2      3.48% (b)     3.43%        3.94%       3.84%        3.37%       3.26% (b)
Portfolio Turnover Rate                                   22.53%        21.00%       14.21%       5.77%       13.26%       0.00%


1  Period from Commencement of Operations.
2 During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not Annualized
(b)Annualized
* Performance data relates to AMCORE Vintage Intermediate Tax-Free Fund, a corresponding predecessor Fund, which was acquired on February 13, 1998.


                                                                       BALANCED FUND*
                                             --------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                  YEAR ENDED                JUNE 1, 1995 TO
                                             SEPTEMBER 30,               MARCH 31,                   MARCH 31,
                                                 1997                      1997                       1996(1)
                                                 ----                      ----                       -------
                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.72                  $  11.08                   $  10.00
                                              --------                  --------                   --------
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                          0.08                      0.18                       0.24
   Net Gains or Losses on Securities
     (both realized and unrealized)               2.32                      1.05                       1.08
                                                  ----                      ----                       ----
     Total from Investment Operations             2.40                      1.23                       1.32
                                                  ----                      ----                       ----

   LESS DISTRIBUTIONS
   Dividends (from net investment income)        (0.08)                    (0.18)                     (0.24)
   Distributions (from capital gains)             0.00                     (0.41)                      0.00
   Returns of Capital                             0.00                      0.00                       0.00
                                                  ----                      ----                       ----
     Total Distributions                         (0.08)                    (0.59)                     (0.24)
                                                 -----                     -----                      -----

NET ASSET VALUE, END OF PERIOD                $  14.04                  $  11.72                   $  11.08
                                              ========                  ========                   ========

TOTAL RETURN                                     20.55% (a)                11.05%                     13.29% (a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)               $ 44,746                  $ 32,012                   $ 13,516
Ratio of Expenses to Average Net Assets           1.39% (b)                 1.55%                      1.32% (b)
Ratio of Net Investment Income to Average
   Net Assets                                     1.39% (b)                 1.58%                      2.66% (b)
Ratio of Expenses to Average Net Assets2          1.64% (b)                 1.80%                      1.32% (b)
Ratio of Net Investment Income to Average
   Net Assets2                                    1.14% (b)                 1.33%                      2.66% (b)
Portfolio Turnover Rate                          14.84%                    38.35%                     61.72%
Average Commission Rate Paid3                 $  0.083                  $ 0.1039                         --


1  Period from Commencement of Operations.
2 During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
3 Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to March 31, 1997.
(a)Not Annualized
(b)Annualized
* Performance data relates to AMCORE Vintage Balanced Fund, a corresponding predecessor Fund, which was acquired on February 13, 1998.



                                                                                         EQUITY FUND*
                                                     -------------------------------------------------------------------------------
                                                      SIX MONTHS          YEAR        YEAR        YEAR          YEAR    DECEMBER 15,
                                                         ENDED            ENDED       ENDED       ENDED         ENDED      1992 TO
                                                     SEPTEMBER 30,      MARCH 31,   MARCH 31,   MARCH 31,     MARCH 31,   MARCH 31,
                                                          1997             1997        1996        1995        1994       1993(1)
                                                          ----             ----        ----        ----        ----       -------
                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                   $  16.58         $  14.48    $  11.44    $  10.05    $  10.20    $ 10.00
                                                       --------         --------    --------    --------    --------    -------
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                   0.01             0.05        0.13        0.15        0.19       0.05
   Net Gains or Losses on Securities
     (both realized and unrealized)                        4.54             2.60        3.27        1.41       (0.14)      0.19
                                                           ----             ----        ----        ----       -----       ----
        Total From Investment Operations                   4.55             2.65        3.40        1.56        0.05       0.24
                                                           ----             ----        ----        ----        ----       ----

   LESS DISTRIBUTIONS
   Dividends (from net investment income)                 (0.01)           (0.05)      (0.13)      (0.15)      (0.20)     (0.04)
   Distributions (from capital gains)                      0.00            (0.50)      (0.23)      (0.02)       0.00       0.00
   Returns of Capital                                      0.00             0.00        0.00        0.00        0.00       0.00
                                                           ----             ----        ----        ----        ----       ----
        Total Distributions                               (0.01)           (0.55)      (0.36)      (0.17)      (0.20)     (0.04)
                                                          -----            -----       -----       -----       -----      -----

NET ASSET VALUE, END OF PERIOD                         $  21.12         $  16.58      $14.48    $  11.44    $  10.05    $ 10.20
                                                       ========         ========      ======    ========    ========    =======

TOTAL RETURN                                              27.46% (a)       18.35%      29.96%      15.74%       0.45%      2.45% (a)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                        $397,295         $309,669    $210,950    $149,233    $125,203    $74,720
Ratio of Expenses to Average Net Assets                    1.30% (b)        1.33%       1.09%       1.07%       0.54%      0.23% (b)
Ratio of Net Investment Income to Average Net Assets       0.08% (b)        0.32%       0.96%       1.47%       1.97%      2.40% (b)
Ratio of Expenses to Average Net Assets2                   1.55% (b)        1.58%       1.09%       1.35%       1.37%      1.43% (b)
Ratio of Net Investment Income to Average Net Assets2     (0.17%)(b)        0.07%       0.96%       1.19%       1.15%      1.20% (b)
Portfolio Turnover Rate                                   31.03%           37.08%      33.23%      20.54%       3.98%      0.00%
Average Commission Rate Paid3                          $ 0.0528         $ 0.0677          --          --          --         --


1 Period from Commencement of Operations.
2 During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
3 Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to March 31, 1997.
(a)Not Annualized
(b)Annualized
* Performance data relates to AMCORE Vintage Equity Fund, a corresponding predecessor Fund, which was acquired on February 13, 1998.


                                                                   AGGRESSIVE GROWTH FUND*
                                           ------------------------------------------------------------------------
                                           SIX MONTHS ENDED             YEAR ENDED              SEPTEMBER 29, 1995
                                             SEPTEMBER 30,               MARCH 31,                 TO MARCH 31,
                                                 1997                      1997                       1996(1)
                                                 ----                      ----                       -------
                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.90                  $  10.88                   $  10.00
                                              --------                  --------                   --------
   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                         (0.05)                    (0.06)                      0.00
   Net Gains or Losses on Securities
     (both realized and unrealized)               4.10                      1.08                       0.90
                                                  ----                      ----                       ----
        Total from Investment Operations          4.05                      1.02                       0.90
                                                  ----                      ----                       ----

   LESS DISTRIBUTIONS
   Dividends (from net investment income)         0.00                      0.00                       0.00
   Distributions (from capital gains)             0.00                      0.00                      (0.02)
   Returns of Capital                             0.00                      0.00                       0.00
                                                  ----                      ----                       ----
        Total Distributions                       0.00                      0.00                      (0.02)
                                                  ----                      ----                      -----

NET ASSET VALUE, END OF PERIOD                $  15.95                  $  11.90                   $  10.88
                                              ========                  ========                   ========

TOTAL RETURN                                     34.03% (a)                 9.39%                      9.10% (a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)               $ 82,107                  $ 49,413                   $ 23,319
Ratio of Expenses to Average Net Assets           1.59% (b)                 1.63%                      1.57% (b)
Ratio of Net Investment Income to Average
   Net Assets                                    (0.77%)(b)                (0.64%)                     0.08% (b)
Ratio of Expenses to Average Net Assets2          1.84% (b)                 1.88%                      1.57% (b)
Ratio of Net Investment Income to Average
   Net Assets2                                   (1.02%) (b)               (0.89%)                     0.08% (b)
Portfolio Turnover Rate                          16.61%                    45.14%                      4.31%
Average Commission Rate Paid3                 $ 0.0751                  $ 0.0941                         --


1  Period from Commencement of Operations.
2 During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
3 Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to March 31, 1997.
(a)Not Annualized
(b)Annualized
* Performance data relates to AMCORE Vintage Aggressive Growth Fund, a corresponding predecessor Fund, which was acquired on February 13, 1998.

          INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS OF THE FUNDS

Each Fund has its own investment objective and policies, which are described below. There is no assurance that a Fund will be successful in achieving its investment objective. The investment objective of each Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of a Fund (as described in the Statement of Additional Information). The other policies of a Fund may be changed without a vote of the holders of a majority of Shares unless (1) the policy is expressly deemed to be a fundamental policy of the Fund or (2) the policy is expressly deemed to be changeable only by such majority vote.

GOVERNMENT ASSETS FUND

The investment objective of the Government Assets Fund is to seek current income consistent with maintaining liquidity and stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per Share.

The Government Assets Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations") maturing in 397 days or less at date of purchase, and in repurchase agreements with respect to U.S. Government Obligations. The short-term U.S. Government Obligations in the Fund's portfolio will differ in their interest rates, maturities and times of issuance. The dollar-weighted average maturity of the obligations held by the Government Assets Fund will not exceed 90 days.

LIQUID ASSETS FUND

The investment objective of the Liquid Assets Fund is to seek maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in the following money market instruments maturing in 397 days or less from the time of investment, (with certain exceptions):

(1) U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"). Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury, as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Liquid Assets Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

(3) Redeemable interest-bearing trust certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Liquid Assets Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of no more than 397 days but will be redeemable by the Liquid Assets Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust.
    Further details concerning the Student Loan Trusts and the Fund's investments in Student Loan Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates ("FmHA Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of no more than 397 days but will be redeemable by the Liquid Assets Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Further details concerning the FmHA Trusts and the Liquid Assets Fund's investment in FmHA Certificates and FmHA guaranteed loans are found in the Statement of Additional Information. The Liquid Assets Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates, and/or FmHA
    Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

(5) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs;
    (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; or (c) is determined to be of equivalent quality by the Company's Board of Directors if unrated.

(6) U.S. dollar-denominated bank obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

(7) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the highest rating category by two NRSROs, if rated by two or more NRSROs; (b) are rated in the highest rating category if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Company's Board of Directors if unrated.

It is the policy of the Liquid Assets Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than ten percent of the value of the total net assets of the Fund. As a fundamental policy, the Liquid Assets Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities.

The Liquid Assets Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following: Without shareholder approval the Liquid Assets Fund may not: (1) purchase any securities other than those described above; (2) invest more than 80 percent of its total assets in Student Loan Certificates and/or FmHA Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Student Loan Certificates or FmHA Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, Student Loan Certificates, and FmHA Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than five percent of the Liquid Assets Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Liquid Assets Fund's outstanding voting securities, as defined in the Statement of Additional Information. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

MUNICIPAL ASSETS FUND

The investment objective of the Municipal Assets Fund is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Municipal Assets Fund invests in the following types of money market instruments maturing in 397 days or less from time of investment (with certain exceptions), as defined herein:

(1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than 397 days from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Company's Board of Directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from federal income tax, except to the extent that some or all of which may be subject to the alternative minimum tax. This fundamental policy may not be changed without the approval of a majority of the Municipal Assets Fund's outstanding voting securities.

It is the policy of the Municipal Assets Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Municipal Assets Fund. The Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Municipal Assets Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

The Municipal Assets Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following: Without shareholder approval the Municipal Assets Fund may not:
(1) purchase any securities other than those described above; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets (determined as of the date of purchase) in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the Municipal Assets Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Municipal Assets Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity
Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if five percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Municipal Assets Fund's outstanding voting securities, as defined in the Statement of Additional Information. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Government Assets, Liquid Assets and Municipal Assets Funds each limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. For additional requirements of Rule 2a-7, see "Valuation of Shares". Assets purchased will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of each Fund's investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than 397 days, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days.

As a general policy, the Government Assets, Liquid Assets, and Municipal Assets Funds each intends to hold investments until they mature. However, in an effort to increase portfolio yields each Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions from a Fund could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Government Assets, Liquid Assets, and Municipal Assets Funds will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value per share of each Fund could decrease. It is also possible that guarantors or borrowers will default on the provisions of their agreements with the Fund, which could cause the net asset value of the Fund per share to decrease.

In light of these various contingencies, there can be no assurances the Government Assets, Liquid Assets, and Municipal Assets Funds will achieve their investment objectives.

LIMITED TERM BOND FUND

The investment objective of the Limited Term Bond Fund is to seek total return from a portfolio of limited term fixed income securities. Total return includes a combination of interest income from the Fund's underlying fixed income securities, appreciation or depreciation in the value of these fixed income securities and gains or losses realized upon the sale of such securities. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities provides an opportunity for appreciation when interest rates decline and depreciation when interest rates rise. It is anticipated that the Fund will place primary emphasis on capital appreciation as well as capital preservation through periodic adjustment of the average maturity or duration of the Fund's portfolio, securities selection, maturity structure and sector allocation, with the level of current income being a secondary consideration and that investments will be made without regard to tax ramifications.

Under normal conditions, the Limited Term Bond Fund will invest no less than 65% of the value of its total assets in fixed income securities rated within the three highest rating categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, found by the Advisor to be of comparable quality. Such securities will include but not be limited to, corporate debt securities (including notes, bonds and debentures), U.S. Government Obligations, mortgage-related securities, high quality money market instruments (commercial paper, certificates of deposit and bankers' acceptances), variable amount master demand notes, variable and floating rate notes, taxable municipal bonds, leasing instruments and trust certificates and asset backed securities.

The Limited Term Bond Fund expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance. The Limited Term Bond Fund will invest in such corporate debt securities only if they are rated within the five highest rating categories at the time of purchase by an NRSRO or, if unrated, found by IMG to be of comparable quality. Securities rated in the fourth highest rating category may have speculative characteristics and poor credit protection, even though they are of investment grade quality. Up to 25% of the Limited Term Bond Fund's total assets could be invested in securities rated in the fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). Currently, the Fund does not expect to invest in (i) securities rated lower than the fifth highest rating category; and (ii) unrated debt securities of similar quality. See "Lower Rated Securities" below for information concerning risks associated with investing in below investment grade bonds.

In addition, the Limited Term Bond Fund may engage in certain loans of portfolio securities, repurchase agreements and reverse repurchase agreements and futures and options. The Limited Term Bond Fund may also invest in securities of other investment companies and in other investment portfolios advised by IMG, as described more fully under "Other Investment Policies." The Limited Term Bond Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

BOND FUND

The investment objective of the Bond Fund is to seek income and capital appreciation, consistent with the preservation of capital. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline. Conversely, when interest rates rise, the net asset value of the Bond Fund can be expected to fall.

Under normal conditions, the Bond Fund will invest no less than 65% of the value of its total assets in fixed income securities rated within the three highest rating categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, found by the Advisor to be of comparable quality. Such securities will include but not be limited to, corporate debt securities (including notes, bonds and debentures), U.S. Government Obligations and mortgage-related securities, variable and floating rate notes, taxable municipal bonds, asset backed securities, high quality money market instruments (commercial paper, certificates of deposit and bankers' acceptances), variable amount master demand notes, leasing instruments and trust certificates. In addition, the Bond Fund may engage in certain loans of portfolio securities, repurchase agreements and reverse repurchase agreements and futures and options. The Bond Fund may also invest in securities of other investment companies and in other investment portfolios advised by IMG. The Bond Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

To meet the objectives of the Bond Fund and to seek additional stability of principal, the Bond Fund will be managed to adjust the average maturity based on the interest rate outlook. During periods of rising interest rates and falling prices, a shorter average maturity may be adopted to cushion the effect of price declines on the Bond Fund's net asset value. When rates are falling and prices are rising, a longer average maturity for the Bond Fund may be considered.

The Bond Fund expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance. The Bond Fund will invest in such corporate debt securities only if they are rated within the five highest rating categories at the time of purchase by an NRSRO or, if unrated, found by the Advisor to be of comparable quality. Securities rated in the fourth highest rating category have speculative characteristics and poor credit protection, even though they are of investment grade quality. Up to 25% of the Bond Fund's total assets could be invested in securities rated in the fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). Currently, the Fund does not expect to invest in (i) securities rated lower than the fifth highest rating category; and (ii) unrated debt securities of similar quality. See "Lower Rated Securities" below for information concerning risks associated with investing in below investment grade bonds.

Subject to the foregoing limitations, the Bond Fund may invest in U.S. dollar-denominated international certificates of deposit, banker's acceptances and foreign fixed income issues for which the primary trading market is in the United States ("Yankee Obligations").

The Bond Fund will purchase commercial paper rated at the time of purchase within the two highest rating categories by an NRSRO or, if not rated, found by

IMG to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of these ratings.

For temporary defensive purposes, the Bond Fund may invest all or any portion of its assets in the money market instruments and repurchase agreements described above when, in the opinion of the Advisor, it is in the best interests of the Fund to do so.

INCOME FUND

The investment objective of the Income Fund is to seek current income, consistent with the preservation of capital. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

Under normal conditions, the Income Fund will invest no less than 65% of the value of its total assets in fixed income securities rated within the three highest rating categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, found by the Advisor to be of comparable quality. Such securities will include but not be limited to, corporate debt securities (including notes, bonds and debentures), U.S. Government Obligations and mortgage-related securities, variable and floating rate notes, taxable municipal bonds, asset backed securities, high quality money market instruments (commercial paper, certificates of deposit and bankers' acceptances), variable amount master demand notes, leasing instruments and trust certificates. In addition, the Income Fund may engage in certain loans of portfolio securities, repurchase agreements and reverse repurchase agreements and futures and options. The Income Fund may also invest in securities of other investment companies and in other investment portfolios advised by IMG. The Income Fund expects to maintain a dollar-weighted average portfolio maturity of four to ten years.

To meet the objectives of the Income Fund and to seek additional stability of principal, the Income Fund will be managed to adjust the average maturity based on the interest rate outlook. During periods of rising interest rates and falling prices, a shorter average maturity may be adopted to cushion the effect of price declines on the Income Fund's net asset value. When rates are falling and prices are rising, a longer average maturity for the Income Fund may be considered.

The Income Fund expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance. The Income Fund will invest in such corporate debt securities only if they are rated within the five highest rating categories at the time of an NRSRO or, if unrated, found by the Advisor to be of comparable quality. Securities rated in the fourth highest rating category may have speculative characteristics and poor credit protection,, even though they are of investment grade quality. Up to 25% of the Income Fund's total assets could be invested in securities rated in the fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). Currently, the Fund does not expect to invest in (i) securities rated lower than the fifth highest rating category; and (ii) the unrated debt securities of similar quality. See "Lower Rated Securities" below for information concerning risks associated with investing in below investment grade bonds.

Subject to the foregoing limitations, the Income Fund may invest in U.S. dollar-denominated international certificates of deposit, banker's acceptances and foreign fixed income issues for which the primary trading market is in the United States ("Yankee Obligations").

The Income Fund will purchase commercial paper rated at the time of purchase within the two highest rating categories by an NRSRO or, if not rated, found by IMG to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of these ratings. For temporary defensive purposes, the Income Fund may invest all or any portion of its assets in the money market instruments and repurchase agreements described above when, in the opinion of the Advisor, it is in the best interests of the Fund to do so.

MUNICIPAL BOND FUND

The Municipal Bond Fund seeks to produce current income, consistent with the preservation of capital that is exempt from federal income taxes to the extent described below. The Municipal Bond Fund invests primarily in a diversified portfolio of tax-exempt fixed income securities.

As a fundamental policy, under normal market conditions at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of obligations (such as bonds, notes, and debentures) issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from regular federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities"). It should be noted that interest on such bonds will nonetheless be part of an adjustment to the alternative minimum taxable income for purposes of the alternative minimum tax imposed on corporations as well as the environmental tax imposed on corporations under Section 59A of the Internal Revenue Code of 1986, as amended. Under normal market conditions, the Municipal Bond Fund will invest in Municipal Securities that have a stated or remaining maturity of 25 years or less or in Municipal Securities with a stated or remaining maturity in excess of 25 years if such securities have an unconditional put to sell or redeem the securities within 25 years from the date of purchase. The Municipal Bond Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

Under normal market conditions, the Municipal Bond Fund may invest up to 20% of its net assets in obligations the interest on which is either subject to regular federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). At times, the Advisor may determine that, because of unstable conditions in the markets for Municipal Securities, pursuing the Municipal Bond Fund's basic investment strategies is inconsistent with the best interests of the Shareholders of the Municipal Bond Fund. At such times, the Advisor may use temporary defensive strategies differing from those designed to achieve the Municipal Bond Fund's investment objective, by increasing the Municipal Bond Fund's holdings in Taxable Obligations to over 20% of the Municipal Bond Fund's total assets and by holding uninvested cash reserves pending investment. Taxable Obligations may include U.S. Government Obligations (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, and bankers' acceptances of selected banks, and commercial paper meeting the Municipal Bond Fund's quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

The Municipal Bond Fund may also invest in private activity bonds. Interest on private activity bonds is exempt from the regular federal income tax only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Even if private activity bonds so qualify, interest on private activity bonds may be subject to the alternative minimum tax, and, in the case of corporate investors, to the environmental tax under Code Section 59A. However, private activity bonds will only be considered Municipal Securities for the purposes of this Prospectus if the interest thereon is not an item of tax preference for individuals. For additional information on the federal alternative minimum tax, see "DISTRIBUTIONS AND TAXES."

The Municipal Bond Fund invests in Municipal Securities that are rated within the five highest rating categories at the time of purchase by an NRSRO in the case of bonds and rated within the two highest rating categories in the case of notes, tax-exempt commercial paper, and variable rate demand obligations. The respective rating services apply classifications in each rating category to indicate the security's ranking within the category. The Municipal Bond Fund may invest in securities within any of the classifications in a category. Securities rated in the fourth highest rating category may have speculative characteristics and poor credit protection, even though they are of investment grade quality. Up to 25% of the Municipal Bond Fund's total assets could be invested in securities rated in the fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). Currently, the Fund does not expect to invest in (i) securities rated lower than the fifth highest rating category; and (ii) unrated debt securities of similar quality. See "Lower Rated Securities" below for information concerning risks associated with investing in below investment grade bonds.

The Fund may also invest up to 10% of the Municipal Bond Fund's total assets in Municipal Securities that are unrated at the time of purchase but are determined to be of comparable quality by the Advisor pursuant to guidelines approved by the Fund's Board of Directors. Municipal Securities may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the Municipal Securities. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information.

The two principal classifications of Municipal Securities that may be held by the Municipal Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities in which the Municipal Bond Fund may invest may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issue.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Municipal Bond Fund, the Advisor, nor legal counsel to either will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

The Municipal Bond Fund does not intend to invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Advisor. To the extent that the Municipal Bond Fund's assets are concentrated in Municipal Securities that are so related, the Municipal Bond Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Municipal Bond Fund's assets were not so concentrated.

Municipal Securities purchased by the Municipal Bond Fund may include rated and unrated variable and floating rate tax-exempt notes. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Municipal Bond Fund will approximate their par value.

Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of the Municipal Bond Fund's net assets only if such notes are subject to a demand feature that will require payment of the principal within seven days after demand by the Municipal Bond Fund.

The Municipal Bond Fund may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of its temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes. Master demand notes are direct lending arrangements between the Municipal Bond Fund and the issuer of such notes. Master demand notes are callable on demand by the Municipal Bond Fund, but are not marketable to third parties. The quality of master demand notes will be reviewed by the Advisor at least quarterly, which review will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Municipal Bond Fund set forth above for commercial paper.

BALANCED FUND

The investment objective of the Balanced Fund is to seek long-term growth of capital and income. The Balanced Fund will invest in a diversified portfolio of equity securities and fixed income securities. The investment manager will allocate holdings within established ranges to best take advantage of economic conditions, general market trends, interest rate levels, and changes in fiscal and monetary policies.

To the extent that the Balanced Fund invests in equity securities, it will invest in common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. Under normal market conditions, the Balanced Fund may invest up to 75% of its total assets in equity securities. The Balanced Fund may also invest in foreign securities through the purchase of ADR's.

Under normal conditions, the Balanced Fund will invest at least 25% of the value of its total assets in fixed income securities. Within the fixed income portion of the portfolio, the Balanced Fund will normally invest no less than 65% of the value of its total assets in fixed income securities rated within the three highest rating categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated found by the Advisor to be of comparable quality. Such securities will include but not be limited to, corporate debt securities (including notes, bonds and debentures), U.S. Government Obligations, mortgage-related securities, high quality money market instruments (commercial paper, certificates of deposit and bankers' acceptances), variable amount master demand notes, variable and floating rate notes, taxable municipal bonds, leasing instruments and trust certificates and asset backed securities. In addition, the Balanced Fund may engage in certain loans of portfolio securities, repurchase agreements and reverse repurchase agreements and futures and options. The Balanced Fund may also invest in securities of other investment companies and in other investment portfolios advised by IMG. The Balanced Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years on the fixed income portion of the portfolio.

The Balanced Fund expects to invest in bonds, notes and debentures of a wide range of U.S. Corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance. The Balanced Fund will invest in such corporate debt securities only if they are rated within the five highest rating categories at the time of purchase by an "NRSRO" or, if unrated, found by the Advisor to be of comparable quality. Securities rated in the fourth highest rating category may have speculative characteristics and poor credit protection, even though they are of investment grade quality. Up to 25% of the Balanced Fund's total assets could be invested in securities rated in the fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). Currently, the Fund does not expect to invest in (i) securities rated lower than the fifth highest rating category and (ii) unrated debt securities of similar quality. See "Lower Rated Securities" below for information concerning risks associated with investing in below investment grade bonds.

Under normal market conditions the Balanced Fund will invest at least 25% of its total assets in fixed income senior securities. In addition, the Balanced Fund may invest, without limit, in any combination of U.S. Government Obligations, money market instruments and repurchase agreements when, in the opinion of the Advisor, it is determined that a temporary defensive position is warranted based upon current market conditions.

EQUITY FUND

The investment objective of the Equity Fund is long term capital appreciation. The Equity Fund will invest primarily in equity securities of mainly large capitalization companies with strong earnings potential and will strive for high over-all return while minimizing risk through the selection of a majority of quality dividend paying equity securities.

Under normal market conditions, the Equity Fund will invest substantially all, but in no event less than 75%, of its total assets in equity securities, which are defined as common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The remainder of the Equity Fund's assets may be invested in U.S. Government Obligations and repurchase agreements with respect thereto. The Equity Fund may also use call options on equity securities, as described below. Because the market value of fixed income securities, such as U.S. Government Obligations, can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

The Equity Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. In addition, the Equity Fund may invest, without limit, in any combination of U.S. Government Obligations, money market instruments and repurchase agreements referred to above when, in the opinion of the Advisor, it is determined that a temporary defensive position is warranted based upon current market conditions. The Equity Fund may also invest in securities of other investment companies including the other investment portfolios advised by IMG, as described more fully under "Other Investment Policies."

Subject to the foregoing limitations, the Equity Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs"). Ownership of unsponsored ADRs may not entitle the Equity Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments,  the  possible  imposition  of  withholding  taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. For additional information regarding the special risks associated with investments in foreign securities, see "INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS--FOREIGN INVESTMENTS" in the Statement of Additional Information.

AGGRESSIVE GROWTH FUND

The investment objective of the Aggressive Growth Fund is long-term capital growth. The Aggressive Growth Fund will invest primarily in equity securities of small, medium and large capitalization companies that exhibit a strong potential for price appreciation relative to the general equity markets. Dividend income is not a factor in selecting investment securities.

The Aggressive Growth Fund may invest in equity securities which consist of common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks.

The manager will consider numerous factors in a company, among them: quality of management over time, the company's leadership in its field, distinctive marketing capabilities, return on equity over the past 3-5 years, cash flows, debt levels, and earnings growth. The Fund will seek positions in high growth industries, firms with products in niche markets, and stocks, which are perceived to be temporarily undervalued. Positions may be accumulated in industry sectors or firms, which are felt to be particularly attractive; positions may be decreased or eliminated in industry sectors or firms, which are less attractive.

The Aggressive Growth Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. In addition, the Aggressive Growth Fund may invest, without limit, in any combination of U.S. Government Obligations, money market instruments and repurchase agreements when, in the opinion of the Advisor, it is determined that a temporary defensive position is warranted based upon current market conditions. The Aggressive Growth Fund may also invest in securities of other investment companies including the other investment portfolios advised by the Advisor, as described more fully under "Other Investment Policies."

Subject to the foregoing limitations, the Aggressive Growth Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs"). Ownership of unsponsored ADRs may not entitle the Aggressive Growth Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. DOMESTIC issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. For additional information regarding the special risks associated with investments in foreign securities, see "INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS--FOREIGN INVESTMENTS" in the Statement of Additional Information.

AVERAGE MATURITY

The average maturity of the Limited Term Bond, Bond, Income, and Municipal Bond Funds, as well as the fixed income portion of the Balanced Fund, represents a weighted average based on the stated maturity dates of each Fund's fixed income securities, except that (I) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put exercise date, and (iii) the maturity of mortgage-backed and asset-backed securities which experience periodic principal repayments is determined on an "expected life" basis.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. Government Obligations invested in by a Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when IMG believes that the credit risk with respect thereto is minimal. The U.S. Government does not guarantee the market value of any security; therefore, the market value of the U.S. Government Obligations in a Fund's portfolio and of the Shares of a Fund can be expected to fluctuate as interest rates change.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related securities in which each of the Limited Term Bond, Bond, Income, Municipal Bond and Balanced Funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies (such as the Government National Mortgage Association) and government-related organizations (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), as well as by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies). Collateralized mortgage obligations structured as pools of mortgage pass-through certificates or mortgage loans ("CMOs") will be purchased only if they meet the rating requirements set forth above with respect to each of the Funds, investments in debt securities of U.S. Corporations. For additional information on each Fund's investments in mortgage-related securities, see the Statement of Additional Information.

Although certain mortgage-related securities may be guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since, in periods of declining interest rates, the mortgages underlying the securities are prone to prepayment. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect to mortgage-related securities include both interest and principal. No assurance can be given to the return a Fund will receive when these amounts are reinvested.

Asset-backed securities (unrelated to first mortgage loans) in which each Fund may invest represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARSSM") and unsecured (such as Credit Card Receivable Securities or "CARDSSM"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Asset-backed securities will be purchased only if they meet the rating requirements set forth above with respect to each Fund's investments in debt securities of U.S. Corporations.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs or enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, each Fund may invest in other asset-backed securities that may be developed in the future.

Issuers of mortgage-backed and asset-backed securities often issue one or more classes of which one (the "Residual") is in the nature of equity. The Funds will not invest in any Residual.

ILLIQUID SECURITIES

The Funds may invest up to 10 percent of its net assets in illiquid securities. For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws, such as private placements), other securities without readily available market quotations (including options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities), and repurchase agreements maturing in more than seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to see certain restricted securities. A considerable period of time may elapse between the time of the decision to see a security and the time the Fund may be permitted to sell it under an effective registration statement. If during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that prevailing when it decided to sell.

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers whom the Advisor deems creditworthy under guidelines approved by the Company's Board of Directors. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality although, for the Government Assets, Liquid Assets and Municipal Assets Funds, not subject to the same maturity requirements, as those in which each Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by IMG. In addition, securities subject to a repurchase agreement will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by a Fund were delayed pending court action. Repurchase agreements are considered to be loans collateralized by the underlying security under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS--Additional Information on Portfolio Instruments--REPURCHASE AGREEMENTS" in the Statement of Additional Information. A Fund may not enter into repurchase agreements if, as a result, more than 10 percent of the Fund's net asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable. (See "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS--Additional Information on Portfolio Instruments--ILLIQUID SECURITIES" in the Statement of Additional Information.)

LOWER RATED SECURITIES

Investments in below investment grade fixed income securities by the Limited Term Bond, Bond, Income, Municipal Bond and Balanced Funds while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of each securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investment in higher rated securities and because yields may vary over time, no specific level of income can ever be assured. In particular, securities rated lower than the fourth highest rating category or comparable unrated securities (all commonly known as "junk bonds") are considered speculative. These lower rated, higher yielding securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates.) In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on each Fund's lower rated, high yielding securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to declines in security values, which could result in an increase in the Fund's yield despite the actual loss of principal.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to depress the prices of outstanding lower rated, high yielding securities.

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity of each Fund, but will be reflected in the net asset value of shares of the Fund. The market for these lower rated securities may be less liquid than the market for investment grade securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair market value to meet redemption requests or to respond to changes in the market.

As noted above, each of the Limited Term Bond, Bond, Income, Municipal Bond, and Balanced Funds may invest up to 25 percent of its total assets in fixed income securities that are rated lower than investment grade. To the extent each Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis than in the case of a fund investing in higher quality bonds. While the Advisor will refer to ratings issued by established ratings agencies, it is not a policy of the Company to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Advisor's own independent and ongoing review of credit quality.

The rating services' descriptions of the below investment grade securities ratings categories in which the each Fund may invest are as follows:

   Moody's Investors Services, Inc., Bond Ratings: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   Standard and Poor's Corporation Bond Ratings: Debt rated, "BB", "B", "CCC", and "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Fitch Investors Services, Inc., Bond Ratings: Bonds which are rated "BB" are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

   Duff & Phelps, Inc., Long Term Ratings: Bonds which are rated "BB+", "BB", and "BB-", are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

The respective rating services apply classifications in each rating category to indicate the security's ranking within the category. Each Fund may invest in securities within any of the classifications in a category. For a description of the rating symbols of certain NRSROs, see the Appendix to the Statement of Additional Information.

The Funds may also invest in Fixed Income Securities rated in the fourth highest rating category and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher graded securities.

See "INVESTMENT OBJECTIVES, POLICIES AND RE-STRICTIONS--Additional Information on Portfolio Instruments" in the Statement of Additional Information for information concerning risks associated with investing in below investment grade bonds.

REVERSE REPURCHASE AGREEMENTS

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid high grade debt securities, such as U.S. Government Obligations, consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under he 940 Act. For further information about verse repurchase agreements, see "INVESTMENT OBJECTIVES, OLICIES AND RESTRICTIONS--Additional Information on Portfolio Instruments--REVERSE EPURCHASE AGREEMENTS" in the Statement of Additional Information.

FUTURES CONTRACTS AND RELATED OPTIONS

The Funds may invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Commission and thus will engage in such transactions solely for bona fide hedging purposes to manage risk associated with various portfolio securities and not for speculative purposes. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect a Fund from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified securities.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. The Funds will not purchase or sell futures contracts (or related options thereon) if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Fund on its open futures and options positions, exceeds 5% of the liquidation value of the Fund after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered.

CALL OPTIONS

The Balanced, Equity, and Aggressive Growth Funds may each write covered call options on securities owned by the Fund. Such instruments may also be referred to as equity derivatives. Derivatives generally are instruments whose value is derived from or related to the value of some other instrument, asset or specified benchmark, such as a specific stock or stock index. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. When a Fund writes a covered call option and such option is exercised, it will forgo the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund may enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund may effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal conditions, it is not expected that these Funds would permit the underlying value of their portfolio securities subject to such options to exceed 15% of net assets.

PUTABLE SECURITIES

The Limited Term Bond, Bond, Income, Municipal Bond and Balanced Funds may acquire puts with respect to fixed income securities or Municipal Securities as described above. Under a put, a Fund would have the right to sell or redeem a specified security at a certain time or within a certain period of time at a specified price. The security is sold to a third party or redeemed by the issuer as provided contractually. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity. The Funds may acquire putable securities to facilitate portfolio liquidity, shorten the maturity of the underlying security, or to permit the investment of funds at a more favorable rate of return. The price of a putable security may be higher than the price which otherwise would be paid for the security without such put feature, thereby increasing the security's cost and reducing its yield. The time remaining to the put date will apply for purposes of determining the maximum maturity of such securities.

LENDING OF PORTFOLIO SECURITIES

From time to time in order to generate additional income, a Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions. During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by a Fund or the borrower at any time.

A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Company and which IMG has determined are creditworthy under guidelines established by the Company's Board of Directors. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, a Fund will receive 100% collateral on loaned securities in the form of cash or U.S. Government Obligations. This collateral will be valued daily by IMG and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although each of the Funds does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to 15% (30% for the Bond Fund) of the value of the Fund's total assets. Fees earned by the Municipal Bond Fund from lending its securities will constitute taxable income to the Fund which, when distributed to shareholders, will likewise generally be treated as taxable income.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

A Fund may purchase securities on a when-issued and purchase or sell securities on a delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss a price or yield considered to be advantageous.

Each of the Government Assets, Liquid Assets, Municipal Assets, Limited Term Bond, Bond, Income, and Municipal Bond Funds' commitments to purchase when-issued securities will not exceed 25%, and each of the Balanced, Equity, and Aggressive Growth Funds' commitments will not exceed 5%, of the value of its total assets absent unusual market conditions. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

OTHER INVESTMENT POLICIES

Each of the Funds, except the Government Assets, Liquid Assets, and Municipal Assets Funds may also invest up to 5% of its total assets in another investment company, including the Government Assets, Liquid Assets, or Municipal Assets Funds, not to exceed 10% of the value of its total assets in the securities of other investment companies. In order to avoid the imposition of additional fees as a result of investing in Shares of the Government Assets, Liquid Assets, or Municipal Assets Funds, the Advisor and the Administrator (see "MANAGEMENT OF

THE COMPANY--Investment Advisor", "MANAGEMENT OF THE COMPANY--Admini-strator", and "MANAGEMENT OF THE COMPANY--Distributor") will waive any portion of their usual service fees from that Fund that are attributable to investments therein by another Fund. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in mutual funds other than the Funds. Additional restrictions on a Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.


                             INVESTMENT RESTRICTIONS


Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of such Fund (as defined in the Statement of Additional Information).

Each of the Limited Term Bond, Bond, Income, Municipal Bond, Balanced, Equity, and Aggressive Growth Funds will not:

   1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

Each of the Limited Term Bond, Income, Balanced, Equity, and Aggressive Growth Funds will not:

   1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a)there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b)wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c)utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

The Municipal Bond Fund will not:

   1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a)there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b)there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c)wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d)utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

   2. Write or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may acquire puts with respect to Municipal Obligations in its portfolio and sell those puts in conjunction with a sale of those Municipal Obligations.

Each of the Funds will not:

   1. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (25% for the Bond Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

   2. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth in this Prospectus above or under "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS--Investment restrictions" in the Funds' Statement of Additional Information.


                               VALUATION OF SHARES


The net asset value of each of the Funds, except the Government Assets, Liquid Assets, and Municipal Assets Funds, is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 3:00 p.m. Central Time) on each Business Day. The net asset value of the Government Fund, the Liquid Assets Fund, and the Municipal Assets Fund is determined and its Shares are priced as of 11:00 a.m. Central Time ("Valuation Times"). As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares.

For the Limited Term Bond, Bond, Income, Municipal Bond, Balanced, Equity, and Aggressive Growth Funds (the "Variable NAV Funds"), the net asset value per share will fluctuate as the value of each of the Variable NAV Fund's investment portfolio changes.

The securities in the Variable NAV Funds will be valued at market value. If market quotations are not available, the securities will be valued by a method, which the Board of Directors believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

The assets in the Government Assets, Liquid Assets, and Municipal Assets Funds are valued based upon the amortized cost method, which the Directors of the Company believe fairly reflects the market-based net asset value per Share. Pursuant to rules and regulations of the Commission regarding the use of the amortized cost method, the Government Assets, Liquid Assets, and Municipal Assets Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although each of these Funds seeks to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value will not vary.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the

Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures are described in more detail in the Fund's Statement of Additional Information. Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations, Student Loan Certificates and FmHA Certificates, which are subject to mandatory repurchase at their original purchase price, investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and nonrated fixed and variable rate tax-exempt obligations and participating interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the Board of Directors.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

Shares of the Funds are sold on a continuous basis by the Company's Distributor, BISYS Fund Services Limited Partnership. The principal office of the distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Funds at (800)438-6375.

PURCHASES OF SHARES

Shares of the Funds are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares may also be purchased through qualified banks, broker/dealers, investment advisory firms and other organizations ("Participating Organizations") that have entered into dealer and/or shareholder agreements with the Distributor and/or servicing agreements with the Company. The minimum investment is generally $1,000 for the initial purchase of Shares and $50 for subsequent purchases. For purchases that are made in connection with 401(k) plans, 403(b) plans and other similar plans or payroll deduction plans, the minimum investment amount for initial and subsequent purchases is $25. In the case of such retirement plan investments, the minimum purchase amounts are not restricted to the purchase of Shares of one Fund. Thus, the $25 minimum amount may be spread among any of the Funds. (See "Auto Invest Plan" below for minimum investment requirements under the Auto Invest Plan).


Purchasers of Shares of the Funds will pay the next calculated net asset value per Share after the Distributor's receipt of an order to purchase Shares in good form ("public offering price") (see "Other Information Regarding Purchases" below).

In the case of orders for the purchase of Shares placed through a Participating Organization, the public offering price will be the net asset value as so determined, but only if the Participating Organization receives the order prior to the Valuation Time for that day and transmits it to the Funds by the Valuation Time. If the Participating Organization receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

PURCHASES BY MAIL

To purchase Shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the appropriate Fund to:

                           Vintage Mutual Funds, Inc.
                                  Dept. L-1392
                             Columbus, OH 43260-1392

An  Account   Application   form  can  be  obtained  by  calling  the  Funds  at
(800)438-6375. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check payable to a Fund, to the above address.

PURCHASES BY TELEPHONE

Shares of a Fund may be purchased by calling the Funds at (800)438-6375, if your Account Application has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Funds at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

OTHER INFORMATION REGARDING PURCHASES

Shares may also be purchased through selected financial services firms such as broker-dealer firms and banks ("Participating Organizations"). Shares of a Fund sold to the Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Participating Organizations. With respect to Shares sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof by the Fund's custodian within the settlement requirements defined in the Securities Exchange Act of 1934. If payment is not received within the prescribed time periods or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. Any questions regarding current settlement requirements or electronic payment instructions should be directed to the Funds at (800)438-6375.

Purchases of Shares in a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). The public offering price of the Variable NAV Funds will be the net asset value per Share (see "VALUATION OF SHARES") as determined on the Business Day the order is received by the Distributor, but only if the Distributor receives the order by the Valuation Time. Otherwise, the price will be determined as of the Valuation Time on the next Business Day. In the case of an order for the purchase of Shares placed through a Participating Organization, it is the responsibility of the Participating Organization to transmit the order to the Distributor promptly.

Participating Organizations provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. They may arrange with their clients for other investment or administrative services. Such Participating Organizations may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's yield or return. Participating Organizations may also hold Fund shares positions in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Participating Organizations. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with the transfer agent for the Funds. Participating Organizations may aggregate their customers' purchases to satisfy the required minimums. Some of the Participating Organizations may receive compensation from the Fund's Shareholder Service Agent for recordkeeping and other expenses related to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Participating Organizations. Some Participating Organizations may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such Participating Organizations' material regarding their fees and services.

Shareholders should also consider that certain Participating Organizations may offer services which may not be available directly from the Fund.

Shares of the Government Assets, Liquid Assets, and Municipal Assets Funds are purchased at the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order to purchase Shares. An order to purchase Shares of any of the Government Assets, Liquid Assets, or Municipal Assets Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Funds' custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of the Government Assets, Liquid Assets, or Municipal Assets Fund which is transmitted by federal funds wire will be available the same day for investment by the Funds' custodian, if received prior to 3:00 p.m. Central Time that day. Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Government Assets, Liquid Assets, and Municipal Assets Funds each strongly recommend that investors of substantial amounts use federal funds to purchase Shares.

An order received prior to a Valuation Time on any Business Day for the Government Assets, Liquid Assets, or Municipal Assets Fund will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day. Shares purchased before 11:00 a.m., Central Time, begin earning dividends on the same Business Day. Shares purchased after 11:00 a.m., Central Time, begin earning dividends on the next Business Day. All Shares of the Government Assets, Liquid Assets, and Municipal Assets Funds continue to earn dividends through the day before their redemption.

Depending upon the terms of the particular Customer account, a Participating Organization may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Participating Organization. This Prospectus should be read in conjunction with any such information so received from a Participating Organization.

The Company reserves the right to reject any order for the purchase of a Fund's Shares in whole or in part including purchases made with foreign and third party checks.

Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of a Fund owned by the Shareholder. Sending confirmations for purchases and redemptions of Shares held by a Participating Organization on behalf of its Customer will be the responsibility of the Participating Organization. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Funds will not be issued.

The Distributor, at its expense, with voluntary assistance from IMG in its sole discretion, may also provide other compensation to broker/dealers that are Participating Organizations ("Dealers") in connection with sales of Shares of a Fund. Compensation may include financial assistance to Dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and other Dealer-sponsored special events. In some instances, this compensation may be made available only to certain Dealers whose representatives have sold or are expected to sell a significant amount of Shares. Compensation will also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1)vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations; (2)tickets for entertainment events (such as concerts, cruises and sporting events) and (3)merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their Shareholders.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

An IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

All IRA distribution requests must be made in writing to the Distributor. Any additional deposits to an IRA must distinguish the type and year of the contribution.

For more information on an IRA call the Funds at (800)438-6375. Investment in Shares of the Municipal Bond Fund or Municipal Assets Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax Advisor on IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

The Auto Invest Plan enables Shareholders of the Funds to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account, which will automatically be invested in Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments in a Fund is $25. Investments may be made on the 5th or 20th of each month, on the 5th and 20th of each month, or on the 20th of each quarter (Mar., June, Sept., Dec.). To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application, which can be acquired by calling
(800)438-6375. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

EXCHANGE PRIVILEGE

The Funds offer an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of the other Funds. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. Share exchanges will only be permitted where the Shares to be acquired may legally be sold in the investor's state of residence. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling the Funds at (800)438-6375 or by providing written instructions to the Funds. An investor should consult the Funds for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the exchange request to the Funds at the address listed under "Redemption By Mail" below. The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Distributor by the Valuation Time, on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. Shareholders wishing to make use of the Funds' exchange program must so indicate on the Account Application. This option will be suspended for a period of 30 days following a telephonic address change.

AUTO EXCHANGE

Auto Exchange enables Shareholders to make regular, automatic withdrawals from the Government Assets, Liquid Assets, or Municipal Assets Fund and use those proceeds to benefit from dollar-cost averaging by automatically making purchases of shares of another Fund. With shareholder authorization, the Company's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's Government Assets, Liquid Assets, or Municipal Assets Fund account and will automatically invest that amount in the Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Government Assets, Liquid Assets, or Municipal Assets account and maintain a minimum account balance of $1,000. To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Application Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the Vintage Mutual Funds, Inc., Dept. L-1392, Columbus, OH 43260-1392. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request in good order. Redemptions may ordinarily be requested by mail or by telephone.

All or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

REDEMPTION BY MAIL

A written request for redemption must be received by the Funds in order to honor the request. The Funds' address is: Vintage Mutual Funds, Inc., Dept. L-1392, Columbus, OH 43260-1392. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least
$100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Application. There is no charge for having redemption requests mailed to a designated bank account.

If the Company receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Company cannot execute the order. In such cases, the Company will request the missing information and process the order on the day such information is received.

REDEMPTION BY TELEPHONE

Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Application. Electronic payment requests may be made by the Shareholder by telephone to the Funds at (800)438-6375. For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, will vary depending on the receiving institution for each wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "Redemption by Mail" above. Neither the Distributor, the Transfer Agent, the Advisor nor the Company will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. This option will be suspended for a period of 10 days following a telephonic address change.

REDEMPTION BY CHECK

Free check writing is available for the Government Assets, Liquid Assets, and Municipal Assets Funds. With this service, a Shareholder may write up to five checks a month in amounts of $250 or more. To establish this service and to obtain checks at the time the account is opened, a Shareholder must complete the Signature Card section of the Account Application Form. To establish this service and obtain checks after opening an account in the Fund, the Shareholder must contact the Funds by telephone or mail to obtain an Account Application Form and complete and return the signature card. A Shareholder will receive the dividends and distributions declared on the Shares to be redeemed up to the day that a check is presented for payment. Upon 30 days' prior written notice to Shareholders, the check writing privilege may be modified or terminated. A shareholder may not close a Fund account by writing a check. There is a $25 charge for each stop payment request on the draft checks. Shareholders are subject to the same rules and regulations that banks apply to checking accounts.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100 and the Fund must maintain a $1,000 minimum balance. To participate in the Auto Withdrawal Plan, Shareholders should call (800)438-6375 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change the Auto Withdrawal instructions the request must be made in writing to the Distributor.

DIRECTED DIVIDEND OPTION

A Shareholder may elect to have all income dividends and capital gains distributions paid by check or reinvested in any of the Company's other Funds, (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Company at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in an IRA.

PAYMENTS TO SHAREHOLDERS

Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within the settlement requirements defined in the Securities Exchange Act of 1934 after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Company will attempt to honor requests from Shareholders for (a) same day payments upon redemption of Government Assets, Liquid Assets, or Municipal Assets Fund Shares if the request for redemption is received by the Distributor before 11:00 a.m. Central Time on a Business Day or, if the request for redemption is received after 11:00 a.m. Central Time, to honor requests for payment on the next Business Day, or (b) next day payments upon redemption of the Variable NAV Funds if received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, a Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 10 days or more. A Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high cost of handling small investments, the Funds reserve the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account of such Shareholder has a value of less than $500. Before the Funds exercise their right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

See "ADDITIONAL PURCHASE AND REDEMPTION INFOR-MATION--Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Company may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.


                             DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The Income and Municipal Bond Funds each intend to declare their net investment income monthly as a dividend to Shareholders at the close of business on the day of declaration. The Government Assets, Liquid Assets, and Municipal Assets Funds intend to declare net investment income daily as a dividend to Shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly. Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. The Limited Term Bond, Bond, Balanced, Equity, and Aggressive Growth Funds intend to declare their net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the ex-dividend date, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at Dept. L-1392, Columbus, Ohio 43260-1392 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a Shareholder's complete redemption of his or her Shares.

Dividends on each class of shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate shareholder and/or servicing fees (see "GENERAL INFORMATION -- Description of the Company and Its Shares").

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

The following discussion is intended for general information only. Investors should consult with their tax Advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax.

Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from regular federal income taxation. However, if tax-exempt interest earned by the Fund constitutes an item of tax preference for purposes of the alternative minimum tax, then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference. In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax imposed under Code Sections 55 and 59A, respectively. Only the Municipal Bond and Municipal Assets Funds are expected to be eligible to designate certain dividends as "exempt-interest dividends."

Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are includible in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. A portion of the Balanced, Equity, and Aggressive Growth Funds income may consist of dividends paid by U.S. Corporations. Therefore, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. Because no portion of the other Funds' income is expected to consist of dividends paid by U.S. Corporations, no portion of the dividends paid by those Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the Shareholder has held a Fund's Shares. Dividends are generally treated in the same manner whether received in cash or reinvested in additional Fund Shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Funds will notify Shareholders of the tax status of dividends and distributions.

Investments in securities that are issued at a discount will result each year in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities. Such income generally will, however, have to be distributed to shareholders on a timely basis.

A portion of the income earned by the Municipal Bond and Municipal Assets Funds may be taxable rather than tax-exempt. Accordingly, a portion of the dividends paid by the Municipal Bond and Municipal Assets Funds may be taxable to Shareholders.

Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a taxable capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. In some cases, Shareholders will not be permitted to take sales charges into account in determining the amount of gain or loss realized on the disposition of their shares. See "ADDITIONAL INFORMATION--Additional Tax Information" in the Statement of Additional Information.

Shareholders should be aware that redeeming shares of the Municipal Bond Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

The Funds may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions for all Funds except the Government Assets, Liquid Assets, and Municipal Assets Funds), payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. FEDERAL income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

Distributions  from all of the Funds may be  subject  to state and local  taxes.
Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. In certain states, distributions of the Municipal Bond and Municipal Assets Funds which are derived from interest on obligations of that state or its municipalities or any political subdivisions thereof may be exempt from state and local taxes. Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.


                            MANAGEMENT OF THE COMPANY

DIRECTORS OF THE COMPANY

Under the laws of the State of Maryland, the property, affairs and business of the Company and the Funds are managed by the Board of Directors. The Directors elect officers who are charged with the responsibility for the day-to-day operation of the Funds and the execution of policies formulated by the Directors.

The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. However, no officer or employee of Investors Management Group, Ltd., AMCORE Financial, Inc., or any of its subsidiaries, or BISYS Fund Services Limited Partnership, receives any compensation from the Company for acting as a Director of the Company. The officers of the Company (see the Statement of Additional Information) receive no compensation directly from the Company for performing the duties of their offices. Investors Management Group receives fees from the Funds for acting as investment advisor, administrator and for providing certain fund accounting services. BISYS Fund Services Limited Partnership receives fees from the Funds for acting as distributor and BISYS Fund Services, Inc. receives fees from the Funds for acting as transfer agent.

INVESTMENT ADVISOR

Investors Management Group, Ltd., ("IMG"), manages the investments and business affairs of the Company. IMG, a wholly owned subsidiary of AMCORE Financial Inc., is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa. Since then its principal business has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of February 28, 1998, IMG had approximately $3.6 billion in equity, fixed income and money market assets under management.

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Fund's portfolios:

GOVERNMENT ASSETS, LIQUID ASSETS, MUNICIPAL ASSETS, LIMITED TERM BOND, BOND, INCOME, MUNICIPAL BOND, AND BALANCED FUNDS

   KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science Degree in Agricultural Engineering from Iowa State University, Ames, Iowa.

   JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration from the University of Iowa, Iowa City, Iowa.

   ELIZABETH S. PIERSON, CFA, VICE PRESIDENT AND SENIOR FIXED INCOME MANAGER. Ms. Pierson is a fixed income strategist and is a member of IMG's Investment Policy Committee. She has been with AMCORE Capital Management, Inc. (or a predecessor) since 1984 when she began her investment career. Ms. Pierson became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998. She has a B.S. degree from the University of Illinois, Champaign-Urbana. Ms. Pierson chairs the Fixed Income Research Committee. She has been responsible for investment management and credit responsibilities in numerous individually managed advisory portfolios.

BALANCED, EQUITY AND AGGRESSIVE GROWTH FUNDS

   JULIE A. O'ROURKE, CFA, VICE PRESIDENT AND EQUITY MANAGER. Ms. O'Rourke is a member of IMG's Investment Policy Committee. She has been with AMCORE Capital Management, Inc. (or a predecessor) since 1991 where she began her investment career. Ms. O'Rourke became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998. She has a B.S. from Rockford College, Rockford, Illinois. Other responsibilities include equity research and equity account management. She is chairperson of the Equity Research Committee.

   DARRELL C. THOMPSON, SENIOR VICE PRESIDENT AND SENIOR EQUITY MANAGER. Mr. Thompson is a member of IMG's Investment Policy Committee. He has been with AMCORE Capital Management, Inc. (or a predecessor) since 1973. Mr. Thompson became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998. He began his investment career in 1957. He has a B.S. from Southern Illinois University. He has been responsible for investment operations in the Equity Fund since its inception.

Subject to the general supervision of the Company's Board of Directors and in accordance with a Fund's investment objective and restrictions, IMG manages the investments of a Fund, makes decisions with respect to and places orders for all purchases and sales of a Fund's portfolio securities, and maintains a Fund's records relating to such purchases and sales.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Company, IMG receives a fee computed daily and paid monthly, at the annual rate of 0.60% of each of the Limited Term Bond, Income, and Municipal Bond Fund's average daily net assets, at the annual rate of 0.55% of the Bond Fund's average daily net assets, at the annual rate of 0.40% of the Government Assets Fund's average daily net assets, at the annual rate of 0.35% of each of the Liquid Assets and Municipal Assets Fund's average daily net assets, at the annual rate of 0.75% of each of Balanced and Equity Funds average daily net assets, and at the annual rate of 0.95% of the Aggressive Growth Fund's average daily net assets. The investment advisory fees and administrative fees paid by the Government Assets, Liquid Assets, Municipal Assets, Limited Term Bond, Bond, Income, Municipal Bond, Balanced, Equity, and Aggressive Growth Funds, absent fee waivers, are higher than those paid by most other investment companies. IMG may periodically waive all or a portion of its advisory fee and/or absorb certain expenses of a Fund or Class of Shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Fund or Class and increasing the overall yield to investors in that Fund or Class at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver or absorption of such fee or expenses will cause the yield of a Fund or Class to be higher than it would otherwise be in the absence of such a waiver.

ADMINISTRATOR

IMG is also the administrator for the Funds (the "Administrator"). The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Management and Administration Agreement with the Funds, the Administrator receives a fee computed daily and paid periodically, calculated at an annual rate of 0.06% of the average daily net assets of the Liquid Assets and Municipal Assets Fund, 0.21% of the average daily net assets of the Government Assets Fund, and 0.26% of the average daily net assets for all other Vintage Mutual
Funds. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of a Fund or Class available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund or Class to be higher than it would otherwise be in the absence of such a waiver.

DISTRIBUTOR

BISYS Fund Services Limited Partnership, serves as distributor and principal underwriter (the "Distributor") for the Company pursuant to a Distribution Agreement and a Distribution and Shareholder Services Plan. The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

EXPENSES AND PORTFOLIO TRANSACTIONS

The Advisor and the Administrator each bear all expenses in connection with the performance of their services as investment Advisor and general manager and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

The policy of each of the Funds, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, IMG effects transactions with those brokers and dealers whom IMG believes provide the most favorable prices and are capable of providing efficient executions. If IMG believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or IMG. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to IMG in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to IMG in carrying out its obligations to the Funds.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services. In order to cause the Funds to pay such higher commissions, IMG must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or IMG's overall responsibilities to the Funds. In reaching this determination, IMG will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

DISTRIBUTION PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay or reimburse BISYS Fund Services Limited Partnership, as Distributor, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of all Classes of the Vintage Mutual Funds offered by this Prospectus except the Government Assets, Liquid Assets, and Municipal Assets Funds ("Shareholder Fees"). Such amount may be used to pay banks for administrative and shareholder services and to pay broker-dealers and other institutions for similar services, including distribution services (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between BISYS Fund Services Limited Partnership, and the Participating Organization.

As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organi-zations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by the Participating Organization for the accounts of its Customers and Shares of a Fund purchased and held by Customers of the Participating Organization, including, but not limited to, processing automatic investments of Participating Organization's Customer account cash balances in Shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, the Participating Organization may receive a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of the Shares of the Fund held during the period in Customer accounts for which the Participating Organization has provided services under this Agreement. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organization under the Rule 12b-1 Agreement. Currently, it is intended that no such amounts will be paid under the Plan or the Rule 12b-1 Agreement by any of the Funds. However, IMG as Advisor and Administrator to the Company may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Company up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Company.

ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), including AMCORE

Financial, Inc. and its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services.

The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Participating Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company has entered into Servicing Agreements with Participating Organizations pursuant to which the Participating Organization has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the affiliate; (v) providing sub-accounting with respect to the Shares beneficially owned by the Participating Organization's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each Fund, has agreed to pay the Participating Organization a monthly fee, computed at an annual rate 0.25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Participating Organization has provided services under the Servicing Agreement. At present, the Company pays servicing fees on the Classes or Funds offered by this Prospectus as follows: 0.25% annually on the "S" Shares of Equity Fund, and 0.15% each on the "T" Shares of the Liquid Assets and Municipal Assets Funds. No Servicing fees are paid by the Company on the other Vintage Funds or Classes offered by this Prospectus, although it may begin to do so at any time without further notice to shareholders. IMG, as Advisor and Administrator, may supplement the Servicing Fees paid by the Company to the Participating Organization up to the maximum fee approved by the Services Plan without further notice to shareholders and at no cost to the Company.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences.

CUSTODIAN

Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006 serves as custodian for the Government Assets, Limited Term Bond, Bond, Income, Municipal Bond, Balanced, Equity, and Aggressive Growth Funds' assets. Pursuant to the Custodian Agreement between the Company and Bankers Trust Company, Bankers Trust Company receives compensation from each Fund for such services in an amount equal to a designated annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

AMCORE Investment Group, N.A., Rockford, Illinois, serves as custodian for the Liquid Assets and Municipal Assets Funds' assets. Pursuant to the Custodian Agreement between the Company and AMCORE Investment Group, N.A., AMCORE receives compensation from each Fund for such services in an amount equal to a designated annual fee.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, serves as the Funds' transfer agent to certain classes of the Government Assets, Liquid Assets and Municipal Assets Funds offered by other Prospectuses pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent to the Classes and Funds offered by this Prospectus pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. IMG also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee for such services. The fees received and the services provided as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent are in addition to those received and paid under the Advisory Agreement and the Administrative Services Agreement. See "MANAGE-MENT OF THE COMPANY - Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.


                               GENERAL INFORMATION


DESCRIPTION OF THE COMPANY AND ITS SHARES

The Company is a Maryland corporation organized on November 16, 1994. The Company consists of several Funds organized as separate series of Shares. Each Share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors (see "Miscellaneous" below).

The Bond Fund was organized in November, 1994 as the IMG Bond Fund. The Government Assets, Limited Term Bond, Income, Municipal Bond, Balanced, Equity, and Aggressive Growth Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the AMCORE Vintage U.S. Government Obligations, Fixed Total Return, Fixed Income, Intermediate Tax-Free, Balanced, Equity, and Aggressive Growth Funds, respectively, seven series portfolios of The Coventry Group, a Massachusetts Business Trust. The Liquid Assets and Municipal Assets Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the Liquid Assets Fund, Inc. and the Municipal Asset Fund, Inc., two separately registered open-end diversified management investment companies organized as Iowa corporations. References herein to the "immediate predecessor" of the Funds refer to the respective portfolios or companies which correspond to such Fund. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

"T" Shares of the Government Assets, Liquid Assets and Municipal Assets Funds are described in this Prospectus. "S", "S2" and "I" Shares are offered in separate Prospectuses which may be obtained by calling IMG, the transfer agent for these Classes of Shares at 1-800-798-1819 or writing to 2203 Grand Avenue, Des Moines, IA 50312. Please read the Prospectus carefully before investing or sending money. All shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by the Funds, except that "S" Shares, "S2" Shares and "T" Shares bear separate distribution and/or shareholder servicing fees. "I" Shares bear no distribution or shareholder servicing fees.

Each Class of Shares of the Government Assets, Liquid Assets and Municipal Assets Funds offers different privileges. "S" and "S2" Shares of Liquid Assets, and "S" Shares of Municipal Assets and Government Assets Funds are normally offered through financial institutions providing automatic "Sweep" investment programs to their customers. "T" Shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" Shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs. "I" Shares pay no shareholder or servicing fees and so are normally offered directly by the Distributor or through trust organizations providing fiduciary account services for an additional fee. Each Class of Shares is exchangeable only for shares of the same Class. Participating Organizations selling or servicing "S", "S2" and "T" Shares may receive different compensation with respect to one Class over another.

"S" Shares of the Equity Fund are described in this Prospectus. "T" Shares are offered in a separate Prospectus which may be obtained by calling the Fund at
(800)438-6375 or writing to Dept. L-1392, Columbus, OH 43260-1392. Please read the Prospectus carefully before investing or sending money. "T" Shares of the Equity Fund are offered solely to fiduciary accounts of AMCORE Investment Group, N.A., over which AMCORE Investment Group, N.A. exercises investment discretion, and are not offered by this Prospectus. All other shareholders of the Equity Fund are offered "S" Shares. If you qualify for Equity Fund "T" Shares, please call (800)438-6375 for a Vintage Equity Fund "T" Share Prospectus. The other Vintage Funds are currently offered in one Class, which Class bears fees substantially the same as the "T" Shares offered by the Government Assets, Liquid Assets, Municipal Assets, and Equity Funds. Shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by each Fund. Participating Organizations selling or servicing "T" Shares may receive different compensation with respect to one Class over another. Shareholders are entitled to one vote for each full Share held and a proportionate fractional vote for any fractional Shares held, and will vote in the aggregate and not by series or class except as otherwise expressly required by law. For example, shareholders of each Fund will vote in the aggregate with other shareholders of the Company with respect to the election of Directors and ratification of the selection of independent auditors. However, shareholders of a particular Fund will vote as a Fund, and not in the aggregate with other shareholders of the Company, for purposes of approval of that Fund's investment advisory agreement, Plan and Services Plan, except that shareholders of the Government Assets, the Liquid Assets, and Municipal Assets Funds will vote by class on matters relating to that Fund's Plan and Services Plan.

Under the laws of the State of Maryland, the Company may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, in its discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Company has adopted provisions in its Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Company may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Directors or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Company's outstanding voting shares.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

PERFORMANCE INFORMATION

From time to time the Funds may advertise their average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield for each of the Variable NAV Funds will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

The CURRENT YIELD of the Government Fund, the Liquid Assets Fund, and the Municipal Assets Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested weekly. The EFFECTIVE YIELD is slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Distribution rates will be computed by dividing the distribution per share made by the Fund over a twelve-month period by the maximum offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items, which are often non-recurring in nature, whereas yield does not include such items.

The Municipal Bond Fund and the Municipal Assets Fund may also present their taxable equivalent yields which reflect the amount of income subject to federal income taxation that a taxpayer would have to earn in order to obtain the same after-tax income as that derived from the yield, respectively, of the Municipal Bond Fund and the Municipal Assets Fund. The taxable equivalent yield will be significantly higher than the yield. See Appendix B of the Statement of Additional Information.

Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, sales literature and in reports to Shareholders.

Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by IMG or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. Additional information regarding the investment performance of the Funds is contained in the annual report of the Funds, which may be obtained without charge by writing or calling the Funds.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to the Fund by the Company's Board of Directors. The Board of Directors may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Directors of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of a Fund.

Inquiries regarding the Funds may be directed in writing to the Funds at Dept. L-1392, Columbus, Ohio, 43260-1392, or by calling toll free (800)438-6375.

INVESTMENT ADVISOR and
  ADMINISTRATOR
Investors Management Group
2203 Grand Avenue
Des Moines, Iowa 50312
DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219
LEGAL COUNSEL
Cline, Williams, Wright, Johnson
& Oldfather
1900 First Bank Building
Lincoln, Nebraska 68508
INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
2500 Ruan Center
Des Moines, Iowa 50309

TABLE OF CONTENTS                                  Page
                                                   ----
Prospectus Summary...............................   2
Expense Summary..................................   6
Financial Highlights.............................   9
Investment Objectives, Policies and Risk
   Factors of the Funds..........................  18
Investment Restrictions..........................  36
Valuation of Shares..............................  37
How to Purchase and Redeem Shares................  38
Distributions and Taxes..........................  44
Management of the Company........................  47
General Information..............................  52

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

GOVERNMENT ASSETS FUND "S" SHARES
LIQUID ASSETS FUND "S" SHARES
MUNICIPAL ASSETS FUND "S" SHARES

                 2203 Grand Avenue, Des Moines, Iowa 50312-5338
--------------------------------------------------------------------------------
FOR CURRENT YIELD, PURCHASE AND REDEMPTION INFORMATION CALL ........800-798-1819
                                                                    515-244-5426
--------------------------------------------------------------------------------
PROSPECTUS                                                        MARCH 23, 1998
--------------------------------------------------------------------------------
Government Assets Fund, Liquid Assets Fund and Municipal Assets Fund, each of these a "Fund", (collectively, the "Funds") are money market mutual funds designed to enable investors to meet short-term goals. Investors choose whichever Fund best suits their needs and may, without charge, exchange Funds as their investment outlook or goals change.

Government Assets Fund offers two classes of shares, Liquid Assets Fund offers four classes of shares and Municipal Assets Fund offers three classes of shares. This Prospectus describes the "S" Shares of each Fund. "S" Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their own customers. The Funds also offer "T Shares". Liquid Assets and Municipal Assets Funds offer "I" Shares, and Liquid Assets Fund offers "S2" Shares, all of which accrue daily dividends in the same manner as "S" Shares except that each class bears separate distribution and/or shareholder servicing fees. (see "Organization and Shares of the Funds").

GOVERNMENT ASSETS FUND ("Government Assets") seeks income consistent with maintaining liquidity and stability of principal, by investing exclusively in short-term obligations issued by the U.S. Government, its agencies or instrumentalities. LIQUID ASSETS FUND, ("Liquid Assets") seeks maximum current income consistent with safety of principal and maintenance of liquidity. MUNICIPAL ASSETS FUND, ("Municipal Assets") seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. "S" Shares are offered and redeemed at $1.00 per share under rules which allow the Funds to use the amortized cost method of valuing the Funds' assets.

AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE FUNDS SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00, BUT UNDER EXTRAORDINARY CIRCUMSTANCES THE VALUE OF SHARES MAY VARY FROM $1.00 AND CONSEQUENTLY, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth basic information about each Fund that investors should know before investing and should be retained for future reference. The Statement of Additional Information (as of the date of this Prospectus) whichs contain more detailed information about each Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Statement of Additional Information is available free upon request from the Funds at the address and telephone number indicated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

TYPE OF COMPANY

Each Fund is a diversified  series of Vintage  Mutual Funds,  Inc., an open-end,
management  investment  company,  (the  "Company"),   organized  as  a  Maryland
Corporation.

INVESTMENT OBJECTIVE

For Government Assets, current income consistent with liquidity and stability of principal.

For Liquid Assets, maximum current income consistent with safety of principal and maintenance of liquidity.

For Municipal Assets, maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.

INVESTMENT POLICY

Government Assets invests exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements with respect thereto, having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market conditions, Liquid Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term debt obligations including, primarily, redeemable Certificates backed by federally insured student loans and Farmers Home Administration guaranteed loans, commercial paper, bank obligations, short-term corporate obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market  conditions,  Municipal  Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term municipal securities which mature or have a demand feature exercisable in one year or less from the date of acquisition having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONDITIONS

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS." As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value of $1.00 per Share.

SHARES OFFERED

"S" Shares of common stock ("Shares") of Government Assets, Liquid Assets and Municipal Assets, each a separate investment portfolio of the Vintage Mutual Funds, Inc., a Maryland Corporation, (the "Company"). See "OPENING AN ACCOUNT", "SHAREHOLDER SERVICES", and "REDEEMING SHARES" for detailed information about how to buy and sell shares.

MINIMUM PURCHASE

The minimum initial investment is $1,000 with $50 minimum subsequent investments (subject to certain exceptions).

DIVIDENDS

Dividends are declared daily and paid monthly and will be automatically reinvested unless the shareholder elects otherwise.

INVESTMENT ADVISOR

Investors Management Group ("IMG" or the "Advisor").

ADMINISTRATOR

Investors Management Group ("IMG" or the "Administrator").

DISTRIBUTOR

BISYS Fund Services Limited Partnership, Columbus, Ohio (the "Distributor")

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES1
                                                      GOVERNMENT      LIQUID       MUNICIPAL
                                                      ASSETS FUND   ASSETS FUND   ASSETS FUND
                                                      -----------   -----------   -----------
Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)                    None          None          None
Maximum Sales Load Imposed on Reinvested
   Dividends (as a percentage of offering price)          None          None          None
Deferred Sales Load (as a percentage of offering
   original purchase price or redemption
   proceeds as applicable)                                None          None          None
Redemption Fee (as a percentage of amount
   redeemed, if applicable)                               None          None          None
Exchange Fee                                              None          None          None

                                                    GOVERNMENT      LIQUID       MUNICIPAL
                                                   ASSETS FUND   ASSETS FUND   ASSETS FUND
                                                   -----------   -----------   -----------
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                         0.40%         0.35%         0.35%
12b-1 Distribution Fees After Limitation 2              0.00%         0.40%         0.15%
Other Expenses After Limitation
   Servicing Fees 3                                     0.25%         0.25%         0.25%
   Administrative Fees 4                                0.21%         0.06%         0.06%
   Other Expenses                                       0.16%         0.11%         0.15%
                                                        ----          ----          ----
Total Other Expenses                                    0.62%         0.42%         0.46%
                                                        ----          ----          ----
Total Fund Operating Expenses After Limitation5         1.02%         1.17%         0.96%

The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The table reflects the current fees for the Funds. The Management Fees are based on the maximum allowable under the Investment Advisory Agreements. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund (a "Class"). See "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING SUMMARY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

1 A "Participating Organization" (as defined in this Prospectus) may charge a Customer (as defined in this Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "OPENING AN ACCOUNT--Purchasing Shares" and "REDEEMING SHARES".)

2 The Company has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to which Government Assets, Liquid Assets and Municipal Assets is each authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25%, 0.50% and 0.25% of the average daily net assets of each Fund respectively. ("Shareholder Fees"). Currently such fees are limited by each Fund to 0.00%, 0.40% and 0.15%, respectively. However, Shareholder Fees may be absorbed by the Advisor in its sole discretion without further notice and at no expense to a Class or Fund. Shareholders will be given at least 30 days notice prior to payment by the Company of any increased fees under the Plan.

3 The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay Participating Organizations which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund or Class ("Servicing Fees").

4 The Funds are subject to a Management and Administration Agreement with IMG pursuant to which the Funds are authorized to pay a periodic fee calculated at an annual rate of 0.21%, 0.06% and 0.06% of the average daily net assets for Government Assets, Liquid Assets and Municipal Assets, respectively.

5 Absent the fee waivers described above, "Total Operating Expenses" as a percentage of average daily net assets would be 1.27% for Government Assets, 1.27% for Liquid Assets and 1.06% for Municipal Assets.

EXAMPLE

You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) 5% annual return and (2) redemption at the end of each time period.

                         1 YEAR          3 YEARS        5 YEARS        10 YEARS
                         ------          -------        -------        --------
Government Assets          $10            $32            $56             $125
Liquid Assets              $12            $37            $64             $142
Municipal Assets           $10            $31            $53             $118

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds.

FINANCIAL HIGHLIGHTS

The tables below set forth for each Fund certain financial data, other operating information and investment results for each of the predecessor Funds, which were acquired by the Company on February 13, 1998, expressed in one share outstanding throughout the period. The Financial Highlights for Government Assets are derived from the financial statements audited (unless otherwise indicated) by Ernst & Young LLP, independent auditors for the predecessor Fund. The Financial Highlights contained in the tables below for Liquid Assets and Municipal Assets are derived from the financial statements audited (unless otherwise indicated) by KPMG Peat Marwick LLP, independent auditors for these predecessor Funds. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information which are incorporated herein by reference in the Statement of Additional Information.


                                                                          GOVERNMENT ASSETS FUND*

                                      SIX MONTHS           YEAR             YEAR             YEAR           YEAR       DECEMBER 21,
                                         ENDED             ENDED            ENDED            ENDED          ENDED         1992 TO
                                       SEPT. 30,         MARCH 31,        MARCH 31,        MARCH 31,      MARCH 31,      MARCH 31,
                                         1997              1997             1996             1995           1994          1993(A)
                                         ----              ----             ----             ----           ----          -------
                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $  1.000         $  1.000         $  1.000        $  1.000        $  1.000       $  1.000
                                       --------         --------         --------        --------        --------       --------

   Net Investment Income                  0.023            0.045            0.051           0.042           0.027          0.007
                                         ------            -----           ------           -----           -----          -----

   Dividends Distributed                 (0.023)          (0.045)          (0.051)         (0.042)         (0.027)        (0.007)
                                         ------          -------           ------          ------         -------         ------

NET ASSET VALUE, END OF PERIOD         $  1.000         $  1.000         $  1.000        $  1.000        $  1.000       $  1.000
                                       ========         ========         ========        ========        ========       ========

TOTAL RETURN                               2.37%(b)         4.62%            5.24%           4.32%           2.73%          0.75%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period
   (000 Omitted)                       $142,375         $158,698         $153,836        $137,888        $105,345       $ 87,928
Ratio of Expenses to Average
   Net Assets                             0.73%(c)          0.76%            0.54%           0.50%           0.56%          0.58%(c)
Ratio of Net Investment Income
   to Average Net Assets                  4.73%(c)          4.53%            5.08%           4.26%           2.70%          2.68%(c)
Ratio of Expenses to Average
   Net Assets1                            0.98%(c)          1.01%            0.72%           0.98%           1.02%          1.14%(c)
Ratio of Net Income to Average
   Net Assets1                            4.48%(c)          4.28%            4.90%           3.78%           2.23%          2.12%(c)


 * Performance data relates to AMCORE Vintage U.S. Government Obligations Fund, a corresponding predecessor Fund, which was acquired as "T" Shares on February 13, 1998.
 1 During the period,  certain fees were voluntarily  reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Period from Commencement of Operations.
(b)      Not Annualized
(c)      Annualized


                                                                       LIQUID ASSETS FUND*

                       SIX MONTHS ENDED                             FOR THE FISCAL YEAR ENDED JUNE 30,
                           DEC. 31,   ---------------------------------------------------------------------------------------------
                           1997       1997      1996      1995      1994      1993      1992      1991      1990     1989     1988
                           ------
                        (UNAUDITED)
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 1.000    $ 1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000
                         -------    -------  --------  --------  --------  --------  --------  --------  --------  -------  -------

  Net Investment Income    0.046      0.045     0.047     0.047     0.027     0.027     0.044     0.063     0.074    0.076    0.057
                           -----      -----     -----     -----     -----     -----     -----     -----     -----    -----    -----

  Dividends Distributed   (0.046)    (0.045)   (0.047)   (0.047)   (0.027)   (0.027)   (0.044)   (0.063)   (0.074)  (0.076)  (0.057)
                          ------     ------    ------    ------   -------    -------   ------    ------    ------   ------   ------

NET ASSET VALUE,
END OF PERIOD            $ 1.000    $ 1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000
                         =======    =======  ========  ========  ========  ========  ========  ========  ========  =======  =======

TOTAL RETURN                3.23%(a)   4.46%     4.68%     4.66%     2.66%     2.72%     4.37%     6.31%     7.40%    7.62%    5.74%

RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period
  (000 Omitted)          $72,884    $60,663  $179,633  $167,085  $141,018  $123,949  $117,238  $111,405  $104,014  $93,335  $73,525
Ratio of Expenses to
  Average Net Assets        1.21%(b)   1.20%     1.20%     1.20%     1.18%     1.16%     1.16%     1.15%     1.16%    1.17%    1.15%
Ratio of Net Income to
  Average Net Assets        4.58%(b)   4.46%     4.68%     4.66%     2.66%     2.72%     4.37%     6.31%     7.40%    7.62%    5.74%

* Performance data relates to Liquid Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.
(a) Not Annualized
(b) Annualized



                                                                        MUNICIPAL ASSETS FUND*
                       SIX MONTHS ENDED                             FOR THE FISCAL YEAR ENDED JUNE 30,
                           DEC. 31, -----------------------------------------------------------------------------------------------
                           1997       1997      1996      1995      1994      1993     1992      1991      1990      1989     1988
                          -------
                        (UNAUDITED)
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 1.000    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000
                         -------    -------   -------   -------   -------   -------  -------   -------   -------   -------  -------

  Net Investment Income    0.029      0.029     0.026     0.025     0.015     0.017    0.030     0.044     0.050     0.051    0.039
                           -----      -----     -----     -----     -----     -----    -----     -----     -----     -----    -----

  Dividends Distributed   (0.029)    (0.029)   (0.026)   (0.025)   (0.015)   (0.017)  (0.030)   (0.044)   (0.050)   (0.051)  (0.039)
                          -------    ------    ------   -------    ------    ------   ------    ------    ------    ------  -------

NET ASSET VALUE,
END OF PERIOD            $ 1.000    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000
                         =======    =======   =======   =======   =======   =======  =======   =======   =======   =======  =======

TOTAL RETURN                1.49%(a)   2.90%     2.64%     2.53%     1.53%     1.69%    3.06%     4.40%     4.96%     5.10%    3.94%

RATIOS/SUPPLEMENTARY DATA:
Net Assets End of Period
  (000 Omitted)          $ 5,956    $ 4,664   $10,146   $16,130   $21,355   $23,764  $29,670   $26,683   $15,077   $12,619  $14,528
Ratio of Expenses to
   Average Net Assets 1     0.93%(b)   0.93%     1.48%     1.38%     1.35%     1.35%    1.37%     1.39%     1.63%     1.50%    1.52%
Ratio of Net Income to
   Average Net Assets       2.94%(b)   2.90%     2.64%     2.53%     1.53%     1.69%    3.06%     4.40%     4.96%     5.10%    3.94%



* Performance data relates to Municipal Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.
1 During the year ended June 30, 1997, the advisor and distributor voluntarily waived certain fees. Absent these waivers, the ratio of expenses to average net assets would have been 1.15%.
(a) Not Annualized
(b) Annualized

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

GOVERNMENT ASSETS

The investment objective of the Government Assets Fund is to seek current income consistent with maintaining liquidity and stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per Share.

The Government Assets Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations") maturing in 397 days or less at date of purchase, and in repurchase agreements with respect to U.S. Government Obligations. The short-term U.S. Government Obligations in the Fund's portfolio will differ in their interest rates, maturities and times of issuance. The dollar-weighted average maturity of the obligations held by the Government Assets Fund will not exceed 90 days.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding Shares. Without shareholder approval, the Fund may not: (1) Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (25% for the Bond Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; (2) Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

In addition to the above investment restrictions, the Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS--Investment Restrictions" in the Fund's Statement of Additional Information.

LIQUID ASSETS

The investment objective of Liquid Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in the following money market instruments maturing in 397 days or less from time of investment, (with certain exceptions):

(1) Obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury, as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

(3) Redeemable interest-bearing trust certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust. Further details concerning the Student Loan Trusts and the Fund's investments in Student Loan Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates ("FmHA Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Further details concerning the FmHA Trusts and the Fund's investment in FmHA Certificates and FmHA guaranteed loans are found in the Statement of Additional Information.

(5) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs; (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; or (c) is determined to be of equivalent quality by the Company's Board of Directors if unrated.

(6) U.S. dollar-denominated bank obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

(7) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the highest rating category by two NRSROs, if rated by two or more NRSROs; (b) are rated in the highest rating category if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Company's Board of Directors if unrated.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "OPENING AN ACCOUNT -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than 397 days, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days. The Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates, and/or FmHA Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

It is the policy of the Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than ten percent of the value of the total net assets of the Fund.

As a fundamental policy, the Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities. As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Fund will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks will default on repurchase agreements with the Student Loan Trusts or the FmHA Trusts, which could cause the net asset value per share to decrease.

In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares. Without shareholder approval the Fund may not: (1) purchase any securities other than those described above;
(2) invest more than 80 percent of its total assets in Student Loan Certificates and/or FmHA Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Student Loan Certificates or FmHA Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, Student Loan Certificates, and FmHA Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

MUNICIPAL ASSETS

The investment objective of Municipal Assets is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests in the following types of money market instruments maturing in 397 days or less from time of investment (with certain exceptions), as defined herein:

(1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than 397 days from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Company's Board of Directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not invest more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "OPENING AN ACCOUNT -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. In determining whether particular variable rate investments backed by Liquidity Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from federal income tax, except to the extent that some or all of which may be subject to the alternative minimum tax. This fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting securities.

It is the policy of the Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Fund. The Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances, described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible an issuer or bank will default on the provisions of their Liquidity Agreements, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares. Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policy"; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets (determined as of the date of purchase) in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity
Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if five percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (1) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (2) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

PERFORMANCE

Performance of each Fund may be quoted in advertising in terms of current yield and effective yield. CURRENT YIELD refers to the income generated by an investment in either Fund over a seven-day period. This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. EFFECTIVE YIELD is calculated similarly but, when annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Performance of the Funds may also be compared to other mutual funds with similar investment objectives, relevant indices or rankings prepared by independent services or other financial publications, or yields on deposits at financial institutions. Unlike the Funds, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Funds.

Additionally, Municipal Assets may quote a taxable-equivalent yield based on a stated income tax rate. Please see each Fund's Statement of Additional Information for further discussion of the manner in which yields are calculated and the comparative performance data which may be used.

Of course, the Funds' yields are not fixed nor is principal guaranteed. Yields are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields will fluctuate and are not necessarily representative of the future results.

DISTRIBUTIONS AND TAXES

Dividends from the net income of each Fund are declared daily to Shareholders at the close of business on each Business Day (as defined in this Prospectus) and paid monthly. Dividends are automatically reinvested in "S" Shares unless cash payment has been selected on the Account Application. If a shareholder has elected to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in "S" Shares of the Fund. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in "S" Shares of the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

Dividends on each Class of Shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

Dividends declared in October, November, or December of any year, payable to shareholders of record on a specified date in such months, will be deemed to have been received by the shareholders and paid by the Funds on December 31 of such year, in the event that such dividends are actually paid during January of the following year.

Each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income, tax-exempt dividend income and/or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares.

Dividends derived from interest on federally tax-exempt debt obligations owned by Municipal Assets are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to shareholders, although some could be includable for purposes of the alternative minimum tax. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested.

Municipal Assets expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year. This discussion is only a summary and relates solely to Federal tax matters. Further discussion of the Federal Income Tax consequences of an investment in the Fund is provided in the Statement of Additional Information. Dividends may also be subject to local taxation. Shareholders are encouraged to consult with their personal tax advisors.

ORGANIZATION AND SHARES OF THE FUNDS

The Company is a Maryland corporation organized on November 16, 1994. The Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the AMCORE Vintage U.S. Government Obligations Fund, a series portfolio of The Coventry Group, a Massachusetts Business Trust, and the Liquid Assets Funds, Inc., and the Municipal Assets Funds, Inc., two separately registered open-end, diversified management investment companies organized as Iowa corporations. References herein to the "immediate predecessor" of the Funds refer to the respective companies which correspond to such Fund. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

"S" Shares of the Funds are described in this Prospectus. "S2" Shares (Liquid Assets only), "T" Shares, and "I" Shares (Liquid Assets and Municipal Assets
only) are offered in separate Prospectuses which may be obtained by calling the Fund at 1-800-798-1819 or writing to the address on the cover of this Prospectus. Please read the Prospectus carefully before investing or sending money. All shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by the Funds, except that "S" Shares, "S2" Shares and "T" Shares bear separate distribution and/or shareholder servicing fees. "I" Shares bear no distribution or shareholder servicing fees.

Each Class of Shares of the Government Assets, Liquid Assets and Municipal Assets Funds offers different privileges. "S" and "S2" Shares of Liquid Assets, and "S" Shares of Municipal Assets and Government Assets are normally offered through financial institutions providing automatic "Sweep" investment programs to their customers. "T" Shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" Shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs. "I" Shares of Liquid Assets and Municipal Assets pay no shareholder or servicing fees and so are normally offered directly by the Distributor or through trust organizations providing fiduciary account services for an additional fee. Each Class of Shares is exchangeable only for shares of the same Class. Participating Organizations selling or servicing "S", "S2" and "T" Shares may receive different compensation with respect to one Class over another.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each Fund will vote together and not by class unless otherwise required by law or permitted by each Fund's Board of Directors. All shareholders of each Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement, investment objective and fundamental policies. Only holders of "S" Shares and "S2" Shares will vote on matters relating to the Distribution Plan for "S" Shares and "S2" Shares. Only holders of "S" Shares, "S2" Shares and "T" Shares will vote on matters pertaining to the Administrative Services Plan.

Shares of the Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of each Fund's outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as each Fund's Board may grant in its discretion. When issued for payments as described in this Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

SHAREHOLDER REPORTS AND MEETINGS

Each shareholder will receive monthly Fund information, an unaudited semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write the Fund at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Funds' outstanding voting securities.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

MANAGEMENT AND FEES

Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with laws of Maryland governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations. The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

Investors Management Group, ("IMG") manages the investments and business affairs of the Funds. IMG, a wholly owned subsidiary of AMCORE Financial, Inc., is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa 50312-5338. IMG has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others for over 15 years. As of February 28, 1998, IMG had approximately $3.6 billion in equity, fixed income and money market assets under management.

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Fund's portfolios:

     KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science Degree in Agricultural Engineering from Iowa State University, Ames, Iowa.

     JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration from the University of Iowa, Iowa City, Iowa.

     ELIZABETH S. PIERSON, CFA, VICE PRESIDENT AND SENIOR FIXED INCOME MANAGER. Ms. Pierson is a fixed income strategist and is a member of IMG's Investment Policy Committee. She has been with AMCORE Capital Management, Inc. (or a predecessor) since 1984 when she began her investment career. Ms. Pierson became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998. She has a B.S. degree from the University of Illinois, Champaign-Urbana. Ms. Pierson chairs the Fixed Income Research Committee. She has been responsible for investment management and credit responsibilities in numerous individually managed advisory portfolios.

Under an Investment Advisory Agreement between the Funds and IMG, a fee is paid to IMG for investment advisory services. Each Fund is responsible for paying operating expenses not assumed by IMG. The investment management fee for each Fund is calculated daily and paid monthly. The maximum management fee for Government Assets is 0.40% of average daily net assets; the maximum management fee for Liquid Assets and Municipal Assets is 0.35% of average daily net assets.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund or class of shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Fund or class of shares and increasing the overall yield to investors in that Fund or class of shares at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

IMG also provides management and administration, fund accounting, transfer agency, and shareholder recordkeeping services to the Funds. Under a Management and Administration Agreement, IMG will supervise all aspects of the operations of the Funds, except those performed under the Investment Advisory Agreement, by the Custodian, under the Transfer Agency Agreement and under the Fund Accounting Agreement. For these services IMG receives a fee calculated daily and paid monthly at the annual rate of 0.21% for Government Assets and 0.06% for Liquid Assets and Municipal Assets of the average daily net assets of each Fund. Under a Fund Accounting Agreement, IMG provides bookkeeping and accounting services to the Funds, including calculating daily net asset value and yield quotations. For these services, the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund. Under a Transfer Agency Agreement, IMG provides customary and usual services of a transfer agent to the Funds. For these services, IMG is paid various fees depending on the class of shares of the Funds. The fees are charged to each class of shares separately and are computed according to the number of accounts. The fees received and the services provided under these contracts are in addition to those received and paid to IMG under the Advisory Agreement.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the investment management fee and/or other fees and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

BISYS Fund Services Limited Partnership, serves as distributor and principal underwriter (the "Distributor") for the Company pursuant to a Distribution Agreement and a Distribution and Shareholder Services Plan (the "Plan"). The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by the Participating Organization for the accounts of its Customers and Shares of a Fund purchased and held by Customers of the Participating Organization, including, but not limited to, processing automatic investments of Participating Organization's Customer account cash balances in Shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, the Participating Organization may receive a monthly fee, computed at an annual rate on the average aggregate net asset value of the Shares of the Fund held during the period in Customer accounts for which the Participating Organization has provided services under this Agreement. The maximum fees payable under the Plan are 0.25% for Government Assets and Municipal Assets, and 0.50% for Liquid Assets. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. Presently, fees payable under the Plan have been capped at 0.00% for Government Assets, 0.40% for Liquid Assets and 0.15% for Municipal Assets. However, IMG as Advisor and Administrator to the Company may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Company up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Company.

The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), including AMCORE Financial, Inc. and its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services.

The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Participating Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company has entered into Servicing Agreements with Participating Organizations pursuant to which the Participating Organization has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the affiliate; (v) providing sub-accounting with respect to the Shares beneficially owned by the Participating Organization's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each Fund, has agreed to pay the Participating Organization a monthly fee, computed at an annual rate 0.25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Participating Organization has provided services under the Servicing Agreement. At present, the Company pays the full 0.25% in servicing fees on the Funds offered by this Prospectus.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a Participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such Participating Organizations other than through registered brokers will involve the solicitation or sale of shares of the Funds.

Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006 serves as custodian for Government Assets. AMCORE Investment Group, N.A., Rockford, Illinois, serves as custodian for Liquid Assets and Municipal Assets Funds. Pursuant to the Custodian Agreements with Bankers Trust Company and AMCORE Investment Group, N.A., each custodian receives compensation from each Fund for such services in an amount equal to a designated annual fee (and as to Bankers Trust Company, additional fees charged for certain portfolio transactions and out-of-pocket expenses).

OPENING AN ACCOUNT

The Funds require a completed and signed application (which is attached) at the time you open each new account. Additional paperwork may be required from corporations, associations and certain fiduciaries. If you have questions call the Funds at 1-800-798-1819 from 8:00 a.m. to 4:30 p.m. Central Time.

SHARE PRICE

The shares of each Fund are sold without a sales charge. The price of one share is its "net asset value" or NAV (generally $1.00). NAV is computed by adding the value of each Fund's investments, plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each Funds' shares is determined once each Business Day, at 11:00 a.m. Central Time. The Funds are open for business each day the Federal Reserve is open.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. If you invest by check, the Funds must generally allow one or more days for conversion into federal funds before accepting your purchase.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures are described in more detail in the Funds' Statement of Additional Information.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations, Student Loan Certificates and FmHA Certificates, which are subject to mandatory repurchase at their original purchase price, investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and nonrated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the Board of Directors of each Fund.

PURCHASING SHARES

Shares of each Fund may be purchased directly from BISYS Fund Services Limited Partnership as the distributor. Shares may also be purchased by customers of qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") that have entered into servicing agreements with the Distributor. The Participating Organization is responsible for transmitting purchase orders directly to the Fund's Distributor. A Participating Organization may elect to hold record ownership of shares for its customers and to show beneficial ownership of shares on the account statements it provides to them. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with IMG as transfer agent for the Funds. Generally, shares purchased through Participating Organizations will be held by the Participating Organization as shareholder of record.

Shares of each Fund are offered without any purchase or redemption charge imposed by the Fund. The minimum initial investment that may be made in each Fund is $1,000. Subsequent investments in each Fund must be made in amounts of not less than $50, except where purchases are made through financial institutions providing an automatic "sweep" investment program, in which case there is no minimum. Participating organizations may aggregate their customers' purchases to satisfy the required minimums.

Purchases may be effected on Business Days when the Advisor, Distributor and Custodian are open for business. The Funds reserve the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

A purchase order for "S" Shares received in good order by the Funds by 11:00 a.m. Central Time on a Business Day is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day, IF THE CUSTODIAN HAS RECEIVED THE PURCHASE PRICE IN FEDERAL FUNDS OR OTHER IMMEDIATELY AVAILABLE FUNDS BY 3:00 P.M. CENTRAL TIME THAT DAY. A purchase order for "S" Shares received after 11:00 a.m. Central Time and prior to 3:00 p.m. Central Time on a business day for which such funds have been received by 3:00 p.m. Central Time will be effected as of 11:00 a.m. Central Time the following day, and will begin to accrue dividends at that time. If federal funds are not available by 3:00 p.m. Central Time, the order will be canceled. Payment for orders which are not accepted or are canceled will be returned after prompt inquiry to the transmitting organization.

While the Funds themselves do not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Funds may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired, because the costs thereof will reduce the Funds' yields to the investor below that obtainable by investing in the Funds directly.

Customers wishing to purchase shares through their Participating Organization should contact such entity directly for appropriate instructions. (For a list of the Participating Organizations in your area, CALL THE FUNDS AT 1-800-798-1819 OR 515-244-5426.) Direct investors may purchase shares in accordance with the procedures described below, "Purchase Procedures".

Certificates representing Fund shares purchased will not be issued. However, all purchases are confirmed in writing to the investor and credited to their account in the shareholder records maintained by the Transfer Agent. Investors will have the same rights to their shares as if certificates had been issued.

  PURCHASE PROCEDURES

    METHOD            INITIAL INVESTMENT               ADDITIONAL INVESTMENT

    BY MAIL            $1,000  (minimum)                 $50 (minimum)
                 Please make your check pay-     Please make your check payable
                 able to the Fund selected and   to the Fund selected, with your
                 mail to the address indicated   account number on the check on
                 the application.                and mail to the address printed
                                                 on your account statement.

    BY WIRE      Please call for an account      See instructions below.
                 number before initial invest-
                 ment at 1-800-798-1819 or
                 515-244-5426.

   For Government Assets, Federal Funds should be wired to: Bankers Trust, New York, New York, ABA #021001033, Account #00355557. For Liquid Assets and Municipal Assets, Federal Funds should be wired to: Federal Reserve Bank of Chicago for AMCORE Investment Group, N.A., Rockford, Illinois, together with the name of the Fund, your account number and names.

   Please note that when accounts are opened by wire you must send a completed application at your earliest convenience. Your application must be received by the Fund before any instructions for redemption will be accepted.


    By Electronic    Not available for initial    Shareholders who have an
    Funds Transfer   purchase.                    account with an institution
    (ACH)                                         which is a member of the
                                                  Automated Clearing House,
                                                  may elect to purchase Fund
                                                  shares via electronic funds
                                                  transfer.  Select this
                                                  service on your application
                                                  or call the Fund.

SHAREHOLDER SERVICES

Some shareholder  services may not be available if shares are purchased  through
Participating   Organizations.   Call  the  Funds  at  1-800-798-1819  for  more
information.

EXCHANGE PRIVILEGE. You may exchange "S" Shares of either Fund for "S" Shares in the other Fund described in this Prospectus. An exchange involves a redemption of the shares of the Fund being liquidated and a purchase of the shares of the Fund in which the redemption proceeds are to be invested. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices by transactions involving frequent purchases and sales of shares. Each Fund reserves the right at any time and without prior notice, to suspend, limit, modify or terminate exchange privileges or their use by individual shareholders in order to prevent transactions considered to be disadvantageous to existing shareholders.

TELEPHONE TRANSFERS. This service allows you to authorize transfers of money to purchase or sell shares. Using Telephone Transfer you can move money between your bank account and your account in the Funds with one phone call. Moneys may be transferred either by wire or electronic funds transfer with an institution which is a member of the Automated Clearing House ("ACH").

Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. For a wire redemption, the then current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, will vary depending on the receiving institution for each wire redemption.

Allow two (2) days after the call for electronic funds transfer via ACH to move moneys between your bank account and your account with either Fund.

For moneys recently invested, allow normal clearing time before redemption proceeds are sent to your bank. In order to change the financial institution account designated to receive redemption proceeds, it will be necessary to send a written request to the Fund with a signature guarantee from a national or state bank, a trust company or a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange.

You can also arrange SYSTEMATIC PERIODIC INVESTMENTS (minimum $50) into your Fund account. Simply select the regular investment schedule you would like when completing your account application. Your bank account will automatically be debited to purchase shares of the Fund you select. You will receive confirmation of each transaction.

Your bank must be a member of ACH and you must have a checking or NOW/Money Market Deposit account to use electronic funds transfer or systematic investing. Please allow 20 days after receipt of your application to activate the Telephone Transfer capability.

STATEMENTS AND REPORTS. You will receive a statement of your account listing every transaction that affects your share balance no less than once per month. At least twice a year you will receive the financial statements of the Fund in which you have invested with a summary of that Fund's portfolio composition and performance. Each Fund's Annual Report is reported on by the Funds' independent auditors, KPMG Peat Marwick LLP.

REDEEMING SHARES

Shareholders may request redemption of their shares at any time. Shares will be redeemed at their net asset value as next determined after a redemption request in good order is received by the Fund's Distributor. Redemption orders received in good order by the Distributor before 11:00 a.m. Central Time on a Business Day will be redeemed as of 11:00 a.m. Central Time and will earn dividends through the previous day; proceeds normally will be sent electronically the same day (or mailed by check the next Business Day) to the organization that placed the redemption order in good form. Redemption orders received after 11:00 a.m. Central Time or on a non-Business Day will be redeemed as of 11:00 a.m. the next Business Day and earn dividends through the date the redemption request was received; proceeds will be sent electronically on the next Business Day (or mailed by check on the second Business Day thereafter). While the Funds use their best efforts to maintain their net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount originally invested.

If you purchase shares through a Participating Organization, you may redeem shares in accordance with that Organization's rules regarding redemption requests. Direct shareholders may redeem shares in accordance with the procedures described under "How to Redeem Shares".

The Funds intend to pay redemption proceeds within two Business Days and in no event will payment be made later than seven days after receipt of a redemption request in good order. Payments to investors who request to redeem shares within a few days after a purchase paid for by check may be delayed until the Funds can verify the check has been collected.

The Funds reserve the right to suspend redemptions or to postpone the payment therefore when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making sale of portfolio securities or valuations of the Funds' net assets not reasonably practicable.

If an investor's account drops below $250 due to redemptions, the Funds reserve the right to redeem any remaining shares if after 30 days' notice additional investments to bring the account value to $250 are not made.

HOW TO REDEEM SHARES

 BY MAIL--                   Send a "letter of instruction": a letter specifying
 TO: 2203 GRAND AVENUE       the name of the Fund, the number of shares to be
 DES MOINES, IA 50312-5338   sold, your name, your account number, and the
                             additional requirements listed below that apply to your particular account.

 TYPE OF REGISTRATION        REQUIREMENTS
 --------------------------  ---------------------------------------------------
 Individual, Joint Tenants,  Letter of instruction signed by all persons
 Sole Proprietorship,        required to sign for the account, exactly as it is
 Custodial (Uniform Gifts    registered, accompanied by signature guarantee(s).
 or Transfers To Minors
 Act), General Partners

 Corporation, Association    Letter of instruction and a corporate resolution
                             signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

 Trust A letter of instruction signed by the Trustee(s), (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, also provide a copy of the trust docu-ment, certified within the last 60 days.)

   If you do not fall into any of these registration categories (e.g., Executors, Administrators, Conservators or Guardians) please call for further instructions.

   A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. A signature guarantee may be obtained from an eligible guarantor institution, as defined by the Securities and Exchange Commission. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words, "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.

                   FOR ALL OPTIONS BELOW, PLEASE CALL 1-800-798-1819

   BY EXCHANGE--             You must meet the minimum investment requirement
                             of the other fund. You can only exchange between accounts with identical names, addresses, and taxpayer identification numbers.

   BY ELECTRONIC FUNDS       You must have applied for the Telephone Transfer
   TRANSFER (ACH) OR WIRE--  feature on your  application.  Allow two days via
                             ACH.  Call before 10:00 a.m. for same day wire.

TABLE OF CONTENTS
     Prospectus Summary.....................................................2
     Expense Summary........................................................4
     Financial Highlights...................................................5
     Investment Objectives, Policies and Restrictions.......................9
       Government Assets....................................................9
       Liquid Assets........................................................9
       Municipal Assets....................................................13
     Performance...........................................................16
     Distributions and Taxes...............................................16
     Organization and Shares of the Funds..................................17
     Shareholder Reports and Meetings......................................19
     Management and Fees...................................................20
     Opening an Account....................................................25
       Share Price.........................................................25
       Purchasing Shares...................................................26
     Shareholder Services..................................................28
     Redeeming Shares......................................................29

NO SALESMAN, OR OTHER PERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY BISYS FUND SERVICES LIMITED PARTNERSHIP. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY BISYS FUND SERVICES LIMITED PARTNERSHIP IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

GOVERNMENT ASSETS FUND "S" SHARES
LIQUID ASSETS FUND "S2" SHARES
MUNICIPAL ASSETS FUND "S" SHARES

                     2203 Grand Avenue, Des Moines, Iowa 50312-5338
--------------------------------------------------------------------------------
FOR CURRENT YIELD, PURCHASE AND REDEMPTION INFORMATION CALL ........800-798-1819
                                                                    515-244-5426
--------------------------------------------------------------------------------
PROSPECTUS                                                        MARCH 23, 1998
--------------------------------------------------------------------------------

Government Assets Fund, Liquid Assets Fund and Municipal Assets Fund, each of these a "Fund", (collectively, the "Funds") are money market mutual funds designed to enable investors to meet short-term goals. Investors choose whichever Fund best suits their needs and may, without charge, exchange Funds as their investment outlook or goals change.

Government Assets Fund offers two classes of shares, Liquid Assets Fund offers four classes of shares and Municipal Assets Fund offers three classes of shares. This Prospectus describes the "S2" Shares of Liquid Assets Fund and "S" Shares of Government Assets Fund and Municipal Assets Fund, (collectively, the "Shares"). "S" Shares and "S2" are normally offered through financial institutions providing automatic "sweep" investment programs to their own customers. The Funds also offer "T" Shares. Liquid Assets and Municipal Assets Funds offer "I" Shares, and Liquid Assets Fund offers "S" Shares all of which accrue daily dividends in the same manner as "S" Shares and "S2" Shares except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

GOVERNMENT ASSETS FUND ("Government Assets") seeks income consistent with maintaining liquidity and stability of principal, by investing exclusively in short-term obligations issued by the U.S. Government, its agencies or instrumentalities. LIQUID ASSETS FUND, ("Liquid Assets") seeks maximum current income consistent with safety of principal and maintenance of liquidity. MUNICIPAL ASSETS FUND, ("Municipal Assets") seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. Shares are offered and redeemed at $1.00 per share under rules which allow the Funds to use the amortized cost method of valuing the Funds' assets.

AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE FUNDS SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00, BUT UNDER EXTRAORDINARY CIRCUMSTANCES THE VALUE OF SHARES MAY VARY FROM $1.00 AND CONSEQUENTLY, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth basic information about each Fund that investors should know before investing and should be retained for future reference. The Statement of Additional Information (as of the date of this Prospectus) which contain more detailed information about each Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Statement of Additional Information is available free upon request from the Funds at the address and telephone number indicated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

TYPE OF COMPANY

Each Fund is a diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE

For Government Assets, current income consistent with liquidity and stability of principal.

For Liquid Assets, maximum current income consistent with safety of principal and maintenance of liquidity.

For Municipal Assets, maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.

INVESTMENT POLICY

Government Assets invests exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements with respect thereto, having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market conditions, Liquid Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term debt obligations including, primarily, redeemable Certificates backed by federally insured student loans and Farmers Home Administration guaranteed loans, commercial paper, bank obligations, short-term corporate obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market  conditions,  Municipal  Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term municipal securities which mature or have a demand feature exercisable in one year or less from the date of acquisition having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONDITIONS

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS." As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value of $1.00 per Share.

SHARES OFFERED

"S2" Shares of common stock of Liquid Assets and "S" Shares of common stock of Government Assets and Municipal Assets ("Shares"), each a separate investment portfolio of the Vintage Mutual Funds, Inc., a Maryland Corporation, (the "Company"). See "OPENING AN ACCOUNT", "SHAREHOLDER SERVICES", and "REDEEMING SHARES" for detailed information about how to buy and sell shares.

MINIMUM PURCHASE

The minimum initial investment is $1,000 with $50 minimum subsequent investments (subject to certain exceptions).

DIVIDENDS

Dividends are declared daily and paid monthly and will be automatically reinvested unless the shareholder elects otherwise.

INVESTMENT ADVISOR

Investors Management Group, Ltd. ("IMG" or the "Advisor").

ADMINISTRATOR

Investors Management Group, Ltd. ("IMG" or the "Administrator").

DISTRIBUTOR

BISYS Fund Services Limited Partnership, Columbus, Ohio (the "Distributor")

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES

                                                 GOVERNMENT      LIQUID       MUNICIPAL
                                                 ASSETS FUND   ASSETS FUND   ASSETS FUND
                                                 -----------   -----------   -----------
Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)               None          None          None
Maximum Sales Load Imposed on Reinvested
   Dividends (as a percentage of offering price)     None          None          None
Deferred Sales Load (as a percentage of offering
   original purchase price or redemption             None          None          None
   proceeds as applicable)
Redemption Fee (as a percentage of amount
   redeemed, if applicable)                          None          None          None
Exchange Fee                                         None          None          None

                                                GOVERNMENT      LIQUID       MUNICIPAL
                                                ASSETS FUND   ASSETS FUND   ASSETS FUND
                                                -----------   -----------   -----------
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                     0.40%         0.35%         0.35%
12b-1 Distribution Fees After Limitation1           0.00%         0.15%         0.15%
Other Expenses After Limitation
   Servicing Fees 2                                 0.25%         0.25%         0.25%
   Administrative Fees3                             0.21%         0.06%         0.06%
   Other Expenses                                   0.16%         0.11%         0.15%
                                                    -----         -----         -----
Total Other Expenses                                0.62%         0.42%         0.46%
                                                    -----         -----         -----
Total Fund Operating Expenses after Limitation4     1.02%         0.92%         0.96%

The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The table reflects the current fees for the Funds. The Management Fees are based on the maximum allowable under the Investment Advisory Agreements. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund (a "Class"). See "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING SUMMARY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1 The Company has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to which Government Assets, Liquid Assets and Municipal Assets is each authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of each Fund respectively ("Shareholder Fees"). Currently such fees are limited by each Fund to 0.00%, 0.15% and 0.15%, respectively. However, Shareholder Fees may be absorbed by the Advisor in its sole discretion without further notice and at no expense to a Class or Fund. Shareholders will be given at least 30 days notice prior to payment by the Company of any increased fees under the Plan.

2 The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay Participating Organizations which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund or Class ("Servicing Fees").


3 The Funds are subject to a Management and Administration Agreement with IMG pursuant to which the Funds are authorized to pay a periodic fee calculated at an annual rate of 0.21%, 0.06% and 0.06% of the average daily net assets for Government Assets, Liquid Assets and Municipal Assets, respectively.

4 Absent the fee waivers described above, "Total Operating Expenses" as a percentage of average daily net assets would be 1.27% for Government Assets, 1.02% for Liquid Assets and 1.06% for Municipal Assets.

EXAMPLE

You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) 5% annual return and (2) redemption at the end of each time period.

                         1 YEAR          3 YEARS        5 YEARS        10 YEARS
                         ------          -------        -------        --------
Government Assets          $10            $32            $56             $125
Liquid Assets              $ 9            $29            $51             $113
Municipal Assets           $10            $31            $53             $118

The foregoing should not be considered a representation of past or future expenses or rates of return. Actual expenses or rates of return may be more or less than those shown. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds.

FINANCIAL HIGHLIGHTS

The tables below set forth for each Fund certain financial data, other operating information and investment results for each of the predecessor Funds, which were acquired by the Company on February 13, 1998, expressed in one share outstanding throughout the period. The Financial Highlights for Government Assets are derived from the financial statements audited (unless otherwise indicated) by Ernst & Young LLP, independent auditors for the other predecessor Funds. The Financial Highlights contained in the tables below for Liquid Assets and Municipal Assets are derived from the financial statements audited (unless otherwise indicated) by KPMG Peat Marwick LLP, independent auditors for those predecessor Funds. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information which are incorporated herein by reference in the Statement of Additional Information.


                                                                          GOVERNMENT ASSETS FUND*

                                      SIX MONTHS           YEAR             YEAR             YEAR           YEAR       DECEMBER 21,
                                         ENDED             ENDED            ENDED            ENDED          ENDED         1992 TO
                                       SEPT. 30,         MARCH 31,        MARCH 31,        MARCH 31,      MARCH 31,      MARCH 31,
                                         1997              1997             1996             1995           1994          1993(A)
                                         ----              ----             ----             ----           ----          -------
                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $  1.000         $  1.000         $  1.000        $  1.000        $  1.000       $  1.000
                                       --------         --------         --------        --------        --------       --------

   Net Investment Income                  0.023            0.045            0.051           0.042           0.027          0.007
                                         ------            -----           ------           -----           -----          -----

   Dividends Distributed                 (0.023)          (0.045)          (0.051)         (0.042)         (0.027)        (0.007)
                                         ------          -------           ------          ------         -------         ------

NET ASSET VALUE, END OF PERIOD         $  1.000         $  1.000         $  1.000        $  1.000        $  1.000       $  1.000
                                       ========         ========         ========        ========        ========       ========

TOTAL RETURN                               2.37%(b)         4.62%            5.24%           4.32%           2.73%          0.75%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at End of Period
   (000 Omitted)                       $142,375         $158,698         $153,836        $137,888        $105,345       $ 87,928
Ratio of Expenses to Average
   Net Assets                             0.73%(c)          0.76%            0.54%           0.50%           0.56%          0.58%(c)
Ratio of Net Investment Income
   to Average Net Assets                  4.73%(c)          4.53%            5.08%           4.26%           2.70%          2.68%(c)
Ratio of Expenses to Average
   Net Assets1                            0.98%(c)          1.01%            0.72%           0.98%           1.02%          1.14%(c)
Ratio of Net Income to Average
   Net Assets1                            4.48%(c)          4.28%            4.90%           3.78%           2.23%          2.12%(c)


 * Performance data relates to AMCORE Vintage U.S. Government Obligations Fund, a corresponding predecessor Fund, which was acquired as "T" Shares on February 13, 1998.
 1 During the period,  certain fees were voluntarily  reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Period from Commencement of Operations.
(b)      Not Annualized
(c)      Annualized

                                                 LIQUID ASSETS FUND*

                                     SIX MONTHS ENDED      FEBRUARY 27, 1997 TO
                                     DECEMBER 31, 1997       JUNE 30, 1997(1)
                                     -----------------       ----------------
                                        (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD     $  1.000                $  1.000
                                         --------                --------

 Net Investment Income                       .049                    .048
                                             ----                    ----

 Dividends Distributed                      (.049)                  (.048)
                                            -----                   -----

NET ASSET VALUE, END OF PERIOD           $  1.000                $  1.000
                                         ========                ========

TOTAL RETURN                                 2.52%(a)                1.66%(a)

Net Assets, End of Period (000 Omitted)  $  2,535                $  1,773
Ratio of Expenses to Average Net Assets      0.86%(b)                0.85%(b)
Ratio of Net Income to Average
 Net Assets                                  4.93%(b)                4.79%(b)



* Performance data relates to Liquid Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.
1   Period from Commencement of Operations.
(a) Not Annualized
(b) Annualized



                                                                        MUNICIPAL ASSETS FUND*
                       SIX MONTHS ENDED                             FOR THE FISCAL YEAR ENDED JUNE 30,
                           DEC. 31, -----------------------------------------------------------------------------------------------
                           1997       1997      1996      1995      1994      1993     1992      1991      1990      1989     1988
                          -------
                        (UNAUDITED)
NET ASSET VALUE,
BEGINNING OF PERIOD      $ 1.000    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000
                         -------    -------   -------   -------   -------   -------  -------   -------   -------   -------  -------

  Net Investment Income    0.029      0.029     0.026     0.025     0.015     0.017    0.030     0.044     0.050     0.051    0.039
                           -----      -----     -----     -----     -----     -----    -----     -----     -----     -----    -----

  Dividends Distributed   (0.029)    (0.029)   (0.026)   (0.025)   (0.015)   (0.017)  (0.030)   (0.044)   (0.050)   (0.051)  (0.039)
                          -------    ------    ------   -------    ------    ------   ------    ------    ------    ------  -------

NET ASSET VALUE,
END OF PERIOD            $ 1.000    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000
                         =======    =======   =======   =======   =======   =======  =======   =======   =======   =======  =======

TOTAL RETURN                1.49%(a)   2.90%     2.64%     2.53%     1.53%     1.69%    3.06%     4.40%     4.96%     5.10%    3.94%

RATIOS/SUPPLEMENTARY DATA:
Net Assets End of Period
  (000 Omitted)          $ 5,956    $ 4,664   $10,146   $16,130   $21,355   $23,764  $29,670   $26,683   $15,077   $12,619  $14,528
Ratio of Expenses to
   Average Net Assets 1     0.93%(b)   0.93%     1.48%     1.38%     1.35%     1.35%    1.37%     1.39%     1.63%     1.50%    1.52%
Ratio of Net Income to
   Average Net Assets       2.94%(b)   2.90%     2.64%     2.53%     1.53%     1.69%    3.06%     4.40%     4.96%     5.10%    3.94%



* Performance data relates to Municipal Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.
1 During the year ended June 30, 1997, the advisor and distributor voluntarily waived certain fees. Absent these waivers, the ratio of expenses to average net assets would have been 1.15%.
(a) Not Annualized
(b) Annualized

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

GOVERNMENT ASSETS

The investment objective of the Government Assets Fund is to seek current income consistent with maintaining liquidity and stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per Share.

The Government Assets Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations") maturing in 397 days or less at date of purchase, and in repurchase agreements with respect to U.S. Government Obligations. The short-term U.S. Government Obligations in the Fund's portfolio will differ in their interest rates, maturities and times of issuance. The dollar-weighted average maturity of the obligations held by the Government Assets Fund will not exceed 90 days.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding Shares. Without shareholder approval, the Fund may not: (1) Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (25% for the Bond Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; (2) Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

In addition to the above investment restrictions, the Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES, POLICIES and RESTRICTIONS--Investment Restrictions" in the Funds' Statement of Additional Information.

LIQUID ASSETS

The investment objective of Liquid Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in the following money market instruments maturing in 397 days or less from time of investment, (with certain exceptions):

(1) Obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury, as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

(3) Redeemable interest-bearing trust certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust. Further details concerning the Student Loan Trusts and the Fund's investments in Student Loan Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates ("FmHA Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Further details concerning the FmHA Trusts and the Fund's investment in FmHA Certificates and FmHA guaranteed loans are found in the Statement of Additional Information.

(5) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs; (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; or (c) is determined to be of equivalent quality by the Company's Board of Directors if unrated.

(6) U.S. dollar-denominated bank obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

(7) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the highest rating category by two NRSROs, if rated by two or more NRSROs; (b) are rated in the highest rating category if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Company's Board of Directors if unrated.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "OPENING AN ACCOUNT -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than 397 days, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days. The Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates, and/or FmHA Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

It is the policy of the Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than ten percent of the value of the total net assets of the Fund.

As a fundamental policy, the Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities. As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Fund will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks will default on repurchase agreements with the Student Loan Trusts or the FmHA Trusts, which could cause the net asset value per share to decrease.

In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares. Without shareholder approval the Fund may not: (1) purchase any securities other than those described above;
(2) invest more than 80 percent of its total assets in Student Loan Certificates and/or FmHA Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Student Loan Certificates or FmHA Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, Student Loan Certificates, and FmHA Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

MUNICIPAL ASSETS

The investment objective of Municipal Assets is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests in the following types of money market instruments maturing in 397 days or less from time of investment (with certain exceptions), as defined herein:


(1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than 397 days from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Company's Board of Directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not invest more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "OPENING AN ACCOUNT -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. In determining whether particular variable rate investments backed by Liquidity Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from federal income tax, except to the extent that some or all of which may be subject to the alternative minimum tax. This fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting securities.

It is the policy of the Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Fund. The Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances, described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible an issuer or bank will default on the provisions of their Liquidity Agreements, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares. Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policy"; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets (determined as of the date of purchase) in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity
Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if five percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (1) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (2) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

PERFORMANCE

Performance of each Fund may be quoted in advertising in terms of current yield and effective yield. CURRENT YIELD refers to the income generated by an investment in either Fund over a seven-day period. This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. EFFECTIVE YIELD is calculated similarly but, when annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Performance of the Funds may also be compared to other mutual funds with similar investment objectives, relevant indices or rankings prepared by independent services or other financial publications, or yields on deposits at financial institutions. Unlike the Funds, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Funds.

Additionally, Municipal Assets may quote a taxable-equivalent yield based on a stated income tax rate. Please see each Fund's Statement of Additional Information for further discussion of the manner in which yields are calculated and the comparative performance data which may be used.

Of course, the Funds' yields are not fixed nor is principal guaranteed. Yields are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields will fluctuate and are not necessarily representative of the future results.

DISTRIBUTIONS AND TAXES

Dividends from the net income of each Fund are declared daily to Shareholders at the close of business on each Business Day and paid monthly. Dividends are automatically reinvested in Shares unless cash payment has been selected on the Account Application. If a shareholder has elected to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in Shares of the Fund. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in Shares of the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

Dividends on each Class of Shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

Dividends declared in October, November, or December of any year, payable to shareholders of record on a specified date in such months, will be deemed to have been received by the shareholders and paid by the Funds on December 31 of such year, in the event that such dividends are actually paid during January of the following year.

Each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income, tax-exempt dividend income and/or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares.

Dividends derived from interest on federally tax-exempt debt obligations owned by Municipal Assets are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to shareholders, although some could be includable for purposes of the alternative minimum tax. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested.

Municipal Assets expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year. This discussion is only a summary and relates solely to Federal tax matters. Further discussion of the Federal Income Tax consequences of an investment in the Fund is provided in the Statement of Additional Information. Dividends may also be subject to local taxation. Shareholders are encouraged to consult with their personal tax advisors.

ORGANIZATION AND SHARES OF THE FUNDS

The Company is a Maryland corporation organized on November 16, 1994. The Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the AMCORE Vintage U.S. Government Obligations Fund, a series portfolio of The Coventry Group, a Massachusetts Business Trust, and the Liquid Assets Funds, Inc., and the Municipal Assets Funds, Inc., two separately registered open-end, diversified management investment companies organized as Iowa corporations. References herein to the "immediate predecessor" of the Funds refer to the respective companies which correspond to such Fund. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

"S2" Shares of Liquid Assets and "S" Shares of Government Assets and Municipal Assets are described in this Prospectus. "S" Shares of Liquid Assets, "T" Shares and "I" Shares (Liquid Assets and Municipal Assets only) are offered in separate Prospectuses which may be obtained by calling the Fund at 1-800-798-1819 or writing to the address on the cover of this Prospectus. Please read the Prospectus carefully before investing or sending money. All shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by the Funds, except that Shares, "S" Shares, "S2" Shares and "T" Shares bear separate distribution and/or shareholder servicing fees. "I" Shares bear no distribution or shareholder servicing fees.

Each Class of Shares of the Government Assets, Liquid Assets and Municipal Assets Funds offers different privileges. "S" and "S2" Shares of Liquid Assets, and "S" Shares of Municipal Assets and Government Assets are normally offered through financial institutions providing automatic "Sweep" investment programs to their customers. "T" Shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" Shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs, "I" Shares of Liquid Assets and Municipal Assets pay no shareholder or servicing fees and so are normally offered directly by the Distributor or through trust organizations providing fiduciary account services for an additional fee. Each Class of Shares is exchangeable only for shares of the same Class. Participating Organizations selling or servicing "S", "S2" and "T" Shares may receive different compensation with respect to one Class over another.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each Fund will vote together and not by class unless otherwise required by law or permitted by each Fund's Board of Directors. All shareholders of each Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement, investment objective and fundamental policies. Only holders of "S" Shares and "S2" Shares will vote on matters relating to the Distribution Plan for "S" Shares and "S2" Shares. Only holders of "S" Shares, "S2" Shares and "T" Shares will vote on matters pertaining to the Administrative Services Plan.

Shares of the Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of each Fund's outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as each Fund's Board may grant in its discretion. When issued for payments as described in this Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

SHAREHOLDER REPORTS AND MEETINGS

Each shareholder will receive monthly Fund information, an unaudited semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write the Fund at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders or record of not less than 10 percent of the Funds' outstanding voting securities.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

MANAGEMENT AND FEES

Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with laws of Maryland governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations. The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

Investors Management Group, ("IMG") manages the investments and business affairs of the Funds. IMG, a wholly owned subsidiary of AMCORE Financial, Inc., is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa 50312-5338. IMG has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others for over 15 years. As of February 28, 1998, IMG had approximately $3.6 billion in equity, fixed income and money market assets under management.

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Fund's portfolios:

     KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science Degree in Agricultural Engineering from Iowa State University, Ames, Iowa.

     JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration from the University of Iowa, Iowa City, Iowa.

     ELIZABETH S. PIERSON, CFA, VICE PRESIDENT AND SENIOR FIXED INCOME MANAGER. Ms. Pierson is a fixed income strategist and is a member of IMG's Investment Policy Committee. She has been with AMCORE Capital Management, Inc. (or a predecessor) since 1984 when she began her investment career. Ms. Pierson became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998. She has a B.S. degree from the University of Illinois, Champaign-Urbana. Ms. Pierson chairs the Fixed Income Research Committee. She has been responsible for investment management and credit responsibilities in numerous individually managed advisory portfolios.

Under an Investment Advisory Agreement between the Funds and IMG, a fee is paid to IMG for investment advisory services. Each Fund is responsible for paying operating expenses not assumed by IMG. The investment management fee for each Fund is calculated daily and paid monthly. The maximum management fee for Government Assets is 0.40% of average daily net assets; the maximum management fee for Liquid Assets and Municipal Assets is 0.35% of average daily net assets.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund or class of shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Fund or class of shares and increasing the overall yield to investors in that Fund or class of shares at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

IMG also provides management and administration, fund accounting, transfer agency, and shareholder recordkeeping services to the Funds. Under a Management and Administration Agreement, IMG will supervise all aspects of the operations of the Funds, except those performed under the Investment Advisory Agreement, by the Custodian, under the Transfer Agency Agreement and under the Fund Accounting Agreement. For these services IMG receives a fee calculated daily and paid monthly at the annual rate of 0.21% for Government Assets and 0.06% for Liquid Assets and Municipal Assets of the average daily net assets of each Fund. Under a Fund Accounting Agreement, IMG provides bookkeeping and accounting services to the Funds, including calculating daily net asset value and yield quotations. For these services, the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund. Under a Transfer Agency Agreement, IMG provides customary and usual services of a transfer agent to the Funds. For these services, IMG is paid various fees depending on the class of shares of the Funds. The fees are charged to each class of shares separately and are computed according to the number of accounts. The fees received and the services provided under these contracts are in addition to those received and paid to IMG under the Advisory Agreement.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the investment management fee and/or other fees and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

BISYS Fund Services Limited Partnership, serves as distributor and principal underwriter (the "Distributor") for the Company pursuant to a Distribution Agreement and a Distribution and Shareholder Services Plan (the "Plan"). The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by the Participating Organization for the accounts of its Customers and Shares of a Fund purchased and held by Customers of the Participating Organization, including, but not limited to, processing automatic investments of Participating Organization's Customer account cash balances in Shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, the Participating Organization may receive a monthly fee, computed at an annual rate on the average aggregate net asset value of the Shares of the Fund held during the period in Customer accounts for which the Participating Organization has provided services under this Agreement. The maximum fees payable under the Plan are 0.25%. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. Presently, fees payable under the Plan have been capped at 0.00% for Government Assets, and 0.15% for Liquid Assets and Municipal Assets. However, IMG as Advisor and Administrator to the Company may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Company up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Company.

The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), including AMCORE Financial, Inc. and its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services.

The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Participating Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company has entered into Servicing Agreements with Participating Organizations pursuant to which the Participating Organization has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the affiliate; (v) providing sub-accounting with respect to the Shares beneficially owned by the Participating Organization's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each Fund, has agreed to pay the Participating Organization a monthly fee, computed at an annual rate 0.25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Participating Organization has provided services under the Servicing Agreement. At present, the Company pays the full 0.25% in servicing fees on the Funds offered by this Prospectus.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a Participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such Participating Organizations other than through registered brokers will involve the solicitation or sale of shares of the Funds.

Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006 serves as custodian for Government Assets. AMCORE Investment Group, N.A., Rockford, Illinois, serves as custodian for Liquid Assets and Municipal Assets Funds. Pursuant to the Custodian Agreements with Bankers Trust Company and AMCORE Investment Group, N.A., each custodian receives compensation from each Fund for such services in an amount equal to a designated annual fee (and as to Bankers Trust Company, additional fees charged for certain portfolio transactions and out-of-pocket expenses).

OPENING AN ACCOUNT

The Funds require a completed and signed application (which is attached) at the time you open each new account. Additional paperwork may be required from corporations, associations and certain fiduciaries. IF YOU HAVE QUESTIONS CALL THE FUNDS AT 1-800-798-1819 FROM 8:00 A.M. TO 4:30 P.M. CENTRAL TIME.

SHARE PRICE

The shares of each Fund are sold without a sales charge. The price of one share is its "net asset value" or NAV (generally $1.00). NAV is computed by adding the value of each Fund's investments, plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each Funds' shares is determined once each Business Day, at 11:00 a.m. Central Time. The Funds are open for business each day the Federal Reserve is open.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. If you invest by check, the Funds must generally allow one or more days for conversion into federal funds before accepting your purchase.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures are described in more detail in the Funds' Statement of Additional Information.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations, Student Loan Certificates and FmHA Certificates, which are subject to mandatory repurchase at their original purchase price, investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and nonrated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the Board of Directors of each Fund.

PURCHASING SHARES

Shares of each Fund may be purchased directly from BISYS Fund Services Limited Partnership, as the distributor. Shares may also be purchased by customers of qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") that have entered into servicing agreements with the Distributor. The Participating Organization is responsible for transmitting purchase orders directly to the Fund's Distributor. A Participating Organization may elect to hold record ownership of shares for its customers and to show beneficial ownership of shares on the account statements it provides to them. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with IMG as transfer agent for the Funds. Generally, shares purchased through Participating Organizations will be held by the Participating Organization as shareholder of record.

Shares of each Fund are offered without any purchase or redemption charge imposed by the Fund. The minimum initial investment that may be made in each Fund is $1,000. Subsequent investments in each Fund must be made in amounts of not less than $50, except where purchases are made through financial institutions providing an automatic "sweep" investment program, in which case there is no minimum. Participating organizations may aggregate their customers' purchases to satisfy the required minimums.

Purchases may be effected on Business Days when the Advisor, Distributor and Custodian are open for business. The Funds reserve the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

A purchase order for Shares received in good order by the Funds by 11:00 a.m. Central Time on a Business Day is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day, IF THE CUSTODIAN HAS RECEIVED THE PURCHASE PRICE IN FEDERAL FUNDS OR OTHER IMMEDIATELY AVAILABLE FUNDS BY 3:00 P.M. CENTRAL TIME THAT DAY. A purchase order for Shares received after 11:00 a.m. Central Time and prior to 3:00 p.m. Central Time on a Business Day for which such funds have been received by 3:00 p.m. Central Time will be effected as of 11:00 .am. Central Time the following day, and will begin to accrue dividends at that time. If federal funds are not available by 3:00 p.m. Central Time, the order will be canceled. Payment for orders which are not accepted or are canceled will be returned after prompt inquiry to the transmitting organization.

While the Funds themselves do not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Funds may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired, because the costs thereof will reduce the Funds' yields to the investor below that obtainable by investing in the Funds directly.

Customers wishing to purchase shares through their Participating Organization should contact such entity directly for appropriate instructions. (For a list of the Participating Organizations in your area, CALL THE FUNDS AT 1-800-798-1819 OR 515-244-5426.) Direct investors may purchase shares in accordance with the procedures described below, "Purchase Procedures".

Certificates representing Fund shares purchased will not be issued. However, all purchases are confirmed in writing to the investor and credited to their account in the shareholder records maintained by the Transfer Agent. Investors will have the same rights to their shares as if certificates had been issued.

  PURCHASE PROCEDURES

    METHOD            INITIAL INVESTMENT               ADDITIONAL INVESTMENT

    BY MAIL            $1,000  (minimum)                 $50 (minimum)
                 Please make your check pay-     Please make your check payable
                 able to the Fund selected and   to the Fund selected, with your
                 mail to the address indicated   account number on the check on
                 the application.                and mail to the address printed
                                                 on your account statement.

    BY WIRE      Please call for an account      See instructions below.
                 number before initial invest-
                 ment at 1-800-798-1819 or
                 515-244-5426.

   For Government Assets, Federal Funds should be wired to: Bankers Trust, New York, New York, ABA #021001033, Account #00355557. For Liquid Assets and Municipal Assets, Federal Funds should be wired to: Federal Reserve Bank of Chicago for AMCORE Investment Group, N.A., Rockford, Illinois, together with the name of the Fund, your account number and names.

   Please note that when accounts are opened by wire you must send a completed application at your earliest convenience. Your application must be received by the Fund before any instructions for redemption will be accepted.


    By Electronic    Not available for initial    Shareholders who have an
    Funds Transfer   purchase.                    account with an institution
    (ACH)                                         which is a member of the
                                                  Automated Clearing House,
                                                  may elect to purchase Fund
                                                  shares via electronic funds
                                                  transfer.  Select this
                                                  service on your application
                                                  or call the Fund.

SHAREHOLDER SERVICES

Some shareholder  services may not be available if shares are purchased  through
Participating   Organizations.   Call  the  Funds  at  1-800-798-1819  for  more
information.

EXCHANGE PRIVILEGE. You may exchange Shares of either Fund for Shares in the other Fund described in this Prospectus. An exchange involves a redemption of the shares of the Fund being liquidated and a purchase of the shares of the Fund in which the redemption proceeds are to be invested. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices by transactions involving frequent purchases and sales of shares. Each Fund reserves the right at any time and without prior notice, to suspend, limit, modify or terminate exchange privileges or their use by individual shareholders in order to prevent transactions considered to be disadvantageous to existing shareholders.

TELEPHONE TRANSFERS. This service allows you to authorize transfers of money to purchase or sell shares. Using Telephone Transfer you can move money between your bank account and your account in the Funds with one phone call. Moneys may be transferred either by wire or electronic funds transfer with an institution which is a member of the Automated Clearing House ("ACH").

Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. For a wire redemption, the then current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, will vary depending on the receiving institution for each wire redemption.

Allow two (2) days after the call for electronic funds transfer via ACH to move moneys between your bank account and your account with either Fund.

For moneys recently invested, allow normal clearing time before redemption proceeds are sent to your bank. In order to change the financial institution account designated to receive redemption proceeds, it will be necessary to send a written request to the Fund with a signature guarantee from a national or state bank, a trust company or a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange.

You can also arrange SYSTEMATIC PERIODIC INVESTMENTS (minimum $50) into your Fund account. Simply select the regular investment schedule you would like when completing your account application. Your bank account will automatically be debited to purchase shares of the Fund you select. You will receive confirmation of each transaction.

Your bank must be a member of ACH and you must have a checking or NOW/Money Market Deposit account to use electronic funds transfer or systematic investing. Please allow 20 days after receipt of your application to activate the Telephone Transfer capability.

STATEMENTS AND REPORTS. You will receive a statement of your account listing every transaction that affects your share balance no less than once per month. At least twice a year you will receive the financial statements of the Fund in which you have invested with a summary of that Fund's portfolio composition and performance. Each Fund's Annual Report is reported on by the Funds' independent auditors, KPMG Peat Marwick LLP.

REDEEMING SHARES

Shareholders may request redemption of their shares at any time. Shares will be redeemed at their net asset value as next determined after a redemption request in good order is received by the Fund's Distributor. Redemption orders received in good order by the Distributor before 11:00 a.m. Central Time on a Business Day will be redeemed as of 11:00 a.m. Central Time and will earn dividends through the previous day; proceeds normally will be sent electronically the same day (or mailed by check the next Business Day) to the organization that placed the redemption order in good form. Redemption orders received after 11:00 a.m. Central Time or on a non-Business Day will be redeemed as of 11:00 a.m. the next Business Dayu and earn dividends through the date the redemption request was received; proceeds will be sent electronically on the next Business Day (or mailed by check on the second Business Day thereafter). While the Funds use their best efforts to maintain their net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount originally invested.

If you purchase shares through a Participating Organization, you may redeem shares in accordance with that Organization's rules regarding redemption requests. Direct shareholders may redeem shares in accordance with the procedures described under "How to Redeem Shares".

The Funds intend to pay redemption proceeds within two Business Days and in no event will payment be made later than seven days after receipt of a redemption request in good order. Payments to investors who request to redeem shares within a few days after a purchase paid for by check may be delayed until the Funds can verify the check has been collected.

The Funds reserve the right to suspend redemptions or to postpone the payment therefore when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making sale of portfolio securities or valuations of the Funds' net assets not reasonably practicable.

If an investor's account drops below $250 due to redemptions, the Funds reserve the right to redeem any remaining shares if after 30 days' notice additional investments to bring the account value to $250 are not made.

HOW TO REDEEM SHARES

 BY MAIL--                   Send a "letter of instruction": a letter specifying
 TO: 2203 GRAND AVENUE       the name of the Fund, the number of shares to be
 DES MOINES, IA 50312-5338   sold, your name, your account number, and the
                             additional requirements listed below that apply to your particular account.

 TYPE OF REGISTRATION        REQUIREMENTS
 --------------------------  ---------------------------------------------------
 Individual, Joint Tenants,  Letter of instruction signed by all persons
 Sole Proprietorship,        required to sign for the account, exactly as it is
 Custodial (Uniform Gifts    registered, accompanied by signature guarantee(s).
 or Transfers To Minors
 Act), General Partners

 Corporation, Association    Letter of instruction and a corporate resolution
                             signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

 Trust A letter of instruction signed by the Trustee(s), (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, also provide a copy of the trust docu-ment, certified within the last 60 days.)

   If you do not fall into any of these registration categories (e.g., Executors, Administrators, Conservators or Guardians) please call for further instructions.

   A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. A signature guarantee may be obtained from an eligible guarantor institution, as defined by the Securities and Exchange Commission. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words, "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.

                   FOR ALL OPTIONS BELOW, PLEASE CALL 1-800-798-1819

   BY EXCHANGE--             You must meet the minimum investment requirement
                             of the other fund. You can only exchange between accounts with identical names, addresses, and taxpayer identification numbers.

   BY ELECTRONIC FUNDS       You must have applied for the Telephone Transfer
   TRANSFER (ACH) OR WIRE--  feature on your  application.  Allow two days via
                             ACH.  Call before 10:00 a.m. for same day wire.

TABLE OF CONTENTS
   Prospectus Summary......................................................2
   Expense Summary of Shares...............................................4
   Financial Highlights....................................................5
   Investment Objectives, Policies and Restrictions........................9
   Government Assets.......................................................9
   Liquid Assets...........................................................9
   Municipal Assets.......................................................12
   Performance............................................................15
   Distributions and Taxes................................................16
   Organization and Shares of the Funds...................................17
   Shareholder Reports and Meetings.......................................19
   Management and Fees....................................................20
   Opening an Account.....................................................24
     Share Price..........................................................24
     Purchasing Shares....................................................25
   Shareholder Services...................................................27
   Redeeming Shares.......................................................28

NO SALESMAN, OR OTHER PERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY BISYS FUND SERVICES LIMITED PARTNERSHIP. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY BISYS FUND SERVICES LIMITED PARTNERSHIP, IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

GOVERNMENT ASSETS FUND "T" SHARES
LIQUID ASSETS FUND "T" SHARES
MUNICIPAL ASSETS FUND "T" SHARES

                 2203 Grand Avenue, Des Moines, Iowa 50312-5338
--------------------------------------------------------------------------------
FOR CURRENT YIELD, PURCHASE AND REDEMPTION INFORMATION CALL........800-798-1819
                                                                   515-244-5426
--------------------------------------------------------------------------------
PROSPECTUS                                                       MARCH 23, 1998
--------------------------------------------------------------------------------

Government Assets Fund, Liquid Assets Fund and Municipal Assets Fund, each of these a "Fund", (collectively, the "Funds") are money market mutual funds designed to enable investors to meet short-term goals. Investors choose whichever Fund best suits their needs and may, without charge, exchange Funds as their investment outlook or goals change.

Government Assets Fund offers two classes of shares, Liquid Assets Fund offers four classes of shares and Municipal Assets Fund offers three classes of shares. This Prospectus describes the "T" Shares of each Fund. "T" Shares are normally offered through trust organizations or others providing shareholder services such as establishing and maintaining accounts and records for their customers who invest in "T" Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries regarding their accounts. The Funds also offer "S" Shares, Liquid Assets Fund and Municipal Assets Fund offer "I" Shares, and Liquid Assets Fund offers "S2" Shares all of which accrue daily dividends in the same manner as "T" Shares except that each class bears separate distribution and/or shareholder administrative servicing fees. (see "Organization and Shares of the Funds").

GOVERNMENT ASSETS FUND, ("Government Assets") seeks income consistent with maintaining liquidity and stability of principal, by investing exclusively in short-term obligations issued by the U.S. Government, its agencies or instrumentalities. LIQUID ASSETS FUND, ("Liquid Assets") seeks maximum current income consistent with safety of principal and maintenance of liquidity. MUNICIPAL ASSETS FUND, ("Municipal Assets") seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. "T" Shares are offered and redeemed at $1.00 per share under rules which allow the Funds to use the amortized cost method of valuing the Funds' assets.

AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE FUNDS SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00, BUT UNDER EXTRAORDINARY CIRCUMSTANCES THE VALUE OF SHARES MAY VARY FROM $1.00 AND CONSEQUENTLY, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth basic information about each Fund that investors should know before investing and should be retained for future reference. The Statement of Additional Information (as of the date of this Prospectus) which contains more detailed information about each Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Statement of Additional Information is available free upon request from the Funds at the address and telephone number indicated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

TYPE OF COMPANY

Each Fund is a diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE

For Government Assets, current income consistent with liquidity and stability of principal.

For Liquid Assets, maximum current income consistent with safety of principal and maintenance of liquidity.

For Municipal Assets, maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.

INVESTMENT POLICY

Government Assets invests exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements with respect thereto, having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market conditions, Liquid Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term debt obligations including, primarily, redeemable Certificates backed by federally insured student loans and Farmers Home Administration guaranteed loans, commercial paper, bank obligations, short-term corporate obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market  conditions,  Municipal  Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term municipal securities which mature or have a demand feature exercisable in one year or less from the date of acquisition having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONSIDERATION

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS." As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value of $1.00 per Share.

SHARES OFFERED

"T" Shares of common stock ("Shares") of Government Assets, Liquid Assets and Municipal Assets, each a separate investment portfolio of the Vintage Mutual Funds, Inc., a Maryland Corporation, (the "Company"). See "OPENING AN ACCOUNT", "SHAREHOLDER SERVICES", and "REDEEMING SHARES" for detailed information about how to buy and sell shares.

MINIMUM PURCHASE

The minimum initial investment is $1,000 with $50 minimum subsequent investments (subject to certain exceptions).

DIVIDENDS

Dividends are declared daily and paid monthly and will be automatically reinvested unless the shareholder elects otherwise.

INVESTMENT ADVISOR

Investors Management Group, Ltd. ("IMG" or the "Advisor").

ADMINISTRATOR

Investors Management Group, Ltd.  ("IMG" or the "Administrator").

DISTRIBUTOR

BISYS Fund Services Limited Partnership, Columbus, Ohio (the "Distributor")

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES1

                                                 GOVERNMENT      LIQUID       MUNICIPAL
                                                 ASSETS FUND   ASSETS FUND   ASSETS FUND
                                                 -----------   -----------   -----------
Maximum Sales Load Imposed on Purchases              0.00%        0.00%         0.00%
   (as a percentage of offering price)
Maximum Sales Load Imposed on Reinvested
   Dividends (as a percentage of offering price)     0.00%        0.00%         0.00%
Deferred Sales Load (as a percentage of offering
   original purchase price or redemption
   proceeds, as applicable)                          0.00%        0.00%         0.00%
Redemption Fee (as a percentage of amount
   redeemed, if applicable)                          0.00%        0.00%         0.00%
Exchange Fee                                         0.00%        0.00%         0.00%



                                                GOVERNMENT      LIQUID       MUNICIPAL
                                                ASSETS FUND   ASSETS FUND   ASSETS FUND
                                                -----------   -----------   -----------
ESTIMATED FUND OPERATING EXPENSES
   (as a percentage of average net assets)
Management Fees                                     0.40%         0.35%         0.35%
12b-1 Fees                                          0.00%         0.00%         0.00%
Other Expenses
   Servicing Fees 3 After Limitation2               0.00%         0.15%         0.15%
   Administrative Fees 3                            0.21%         0.06%         0.06%
   Other Expenses                                   0.16%         0.11%         0.15%
                                                    -----         -----         -----
Total Other Expenses                                0.37%         0.32%         0.36%
                                                    -----         -----         -----
Total Fund Operating Expenses after Limitation4     0.77%         0.67%         0.71%

The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The table reflects the current fees for the Funds. The Management Fees are based on the maximum allowable under the Investment Advisory Agreements. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund (a "Class"). See "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING SUMMARY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

1 A "Participating Organization" (as defined in this Prospectus) may charge a Customer (as defined in this Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Shares.")

2 The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund or Class described in this Prospectus is authorized to pay Participating Organizations which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund ("Servicing Fees"). Currently the Company is not paying any such fees under the Services Plan for the Government Assets Fund, and has limited these fees to an annual rate of 0.15% of the average daily net assets of the Liquid Assets and Municipal Assets Funds. However, Servicing Fees may be absorbed by the Advisor in its sole discretion without further notice and at no expense to a Class or Fund. The Company may elect to pay such fees at any time without further notice to shareholders.

3 The Funds are subject to a Management and Administration Agreement with IMG pursuant to which the Funds have agreed to an annual rate of 0.21% of the average daily net assets for Government Assets Fund and an annual rate of 0.06% of the average daily net assets for the Liquid Assets and Municipal Assets Funds.

4 Absent the fee waivers described above, "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.02% for the Government Assets Fund, 0.77% for the Liquid Assets Fund, 0.81% for the Municipal Assets Fund.

EXAMPLE

You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) 5% annual return and (2) redemption at the end of each time period:

                        1 YEAR          3 YEARS        5 YEARS        10 YEARS
Government Assets          $8            $25            $43              $95
Liquid Assets              $7            $21            $37              $83
Municipal Assets           $7            $23            $40              $88

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds.

FINANCIAL HIGHLIGHTS

The tables below set forth for each Fund certain financial data, other operating information and investment results for each of the predecessor Funds, which were acquired by the Company on February 13, 1998, expressed in one share outstanding throughout the period. The Financial Highlights for Government Assets are derived from the financial statements audited (unless otherwise indicated) by Ernst & Young LLP, independent auditors for the other predecessor Funds. The Financial Highlights contained in the tables below for Liquid Assets and Municipal Assets are derived from the financial statements audited (unless otherwise indicated) by KPMG Peat Marwick LLP, independent auditors for those predecessor Funds. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information which are incorporated herein by reference in the Statement of Additional Information.



                                                                                GOVERNMENT ASSETS FUND*
                                                 ------------------------------------------------------------------------
                                                  SIX MONTHS      YEAR        YEAR       YEAR         YEAR   DECEMBER 21,
                                                     ENDED        ENDED       ENDED      ENDED        ENDED     1992 TO
                                                 SEPTEMBER 30,  MARCH 31,   MARCH 31,  MARCH 31,    MARCH 31,  MARCH 31,
                                                     1997         1997        1996       1995         1994      1993(1)
                                                     ----         ----        ----       ----         ----      -------
                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $  1.000     $  1.000    $  1.000   $  1.000     $  1.000   $  1.000
                                                   --------     --------    --------   --------     --------   --------
   Net Investment Income                               .023         .045        .051       .042         .027       .007
                                                       ----         ----        ----       ----         ----       ----
   Dividends Distributed                              (.023)       (.045)      (.051)     (.042)       (.027)     (.007)
                                                      -----        -----       -----      -----        -----      -----
NET ASSET VALUE, END OF PERIOD                     $  1.000     $  1.000    $  1.000   $  1.000     $  1.000   $  1.000
                                                   ========     ========    ========   ========     ========   ========

TOTAL RETURN                                          2.37%(a)     4.62%       5.24%      4.32%        2.73%      0.75%(a)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                    $142,375     $158,698    $153,836   $137,888     $105,345    $87,928
Ratio of Expenses to Average Net Assets               0.73%(b)     0.76%       0.54%      0.50%        0.56%      0.58%(b)
Ratio of Net Investment Income to
   Average Net Assets                                 4.73%(b)     4.53%       5.08%      4.26%        2.70%      2.68%(b)
Ratio of Expenses to Average Net Assets2              0.98%(b)     1.01%       0.72%      0.98%        1.02%      1.14%(b)
Ratio of Net Investment Income to
   Average Net Assets2                                4.48%(b)     4.28%       4.90%      3.78%        2.23%      2.12%(b)

1 Period from Commencement of Operations
2 During the period,  certain fees were voluntarily  reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not Annualized
(b)Annualized
* Performance data relates to AMCORE Vintage U.S. Government Obligations Fund, a corresponding predecessor Fund, which was acquired on February 13, 1998.

                                                     LIQUID ASSETS FUND*
                                           -------------------------------------
                                            SIX MONTHS
                                               ENDED
                                            DECEMBER 31,      JANUARY 2, 1997 TO
                                                1997           JUNE 30, 1997(1)
                                                ----           ----------------
                                            (UNAUDITED)

  NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.000              $  1.000
                                              -------              --------
    Net Investment Income                        .051                  .025
                                                 ----                  ----
    Dividends Distributed                       (.051)                (.025)
                                                -----                 -----
  NET ASSET VALUE, END OF PERIOD              $ 1.000              $  1.000
                                              =======              ========

  TOTAL RETURN                                   2.59%(a)              2.51%(a)

  RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)             $34,064              $ 17,859
  Ratio of Expenses to Average Net Assets        0.71%                 0.70%
  Ratio of Net Investment Income to
    Average Net Assets                           5.08%(b)              4.96%(b)


1  Period from Commencement of Operations.
* Performance data relates to Liquid Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.
(a)Not Annualized
(b)Annualized



                                                      MUNICIPAL ASSETS FUND*
                                              ----------------------------------
                                              SIX MONTHS
                                                ENDED
                                              DECEMBER 31,    JANUARY 2, 1997 TO
                                                 1997           JUNE 30, 1997(1)
                                                 ----           ----------------
                                             (UNAUDITED)

  NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.000              $  1.000
                                              -------              --------
    Net Investment Income                        .032                  .016
                                                 ----                  ----
    Dividends Distributed                       (.032)                (.016)
                                                -----                 -----
  NET ASSET VALUE, END OF PERIOD              $ 1.000              $  1.000
                                              =======              ========

  TOTAL RETURN                                   1.62%(a)              1.61%(a)

  RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)             $25,594              $ 25,036
  Ratio of Expenses to Average Net Assets**      0.68%                 0.66%
  Ratio of Net Investment Income to
    Average Net Assets                           3.19%(b)              3.17%(b)


1  Period from Commencement of Operations.
* Performance data relates to Municipal Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.
** During the year ended June 30, 1997, the advisor and distributor voluntarily waived certain fees. Absent these waivers, the ratio of expenses to average net assets would have been 0.90 percent.
(a)Not Annualized
(b)Annualized

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

GOVERNMENT ASSETS

The investment objective of the Government Assets Fund is to seek current income consistent with maintaining liquidity and stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per Share.

The Government Assets Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations") maturing in 397 days or less at date of purchase, and in repurchase agreements with respect to U.S. Government Obligations. The short-term U.S. Government Obligations in the Fund's portfolio will differ in their interest rates, maturities and times of issuance. The dollar-weighted average maturity of the obligations held by the Government Assets Fund will not exceed 90 days.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding Shares. Without shareholder approval, the Fund may not: (1) Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (25% for the Bond Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; (2) Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

In addition to the above investment restrictions, the Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES, POLICIES and RESTRICTIONS--Investment Restrictions" in the Funds' Statement of Additional Information.


LIQUID ASSETS

The investment objective of Liquid Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in the following money market instruments maturing in 397 days or less from time of investment, (with certain exceptions):

(1) Obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury, as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

(3) Redeemable interest-bearing trust certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust. Further details concerning the Student Loan Trusts and the Fund's investments in Student Loan Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates ("FmHA Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Further details concerning the FmHA Trusts and the Fund's investment in FmHA Certificates and FmHA guaranteed loans are found in the Statement of Additional Information.

(5) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs; (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; or (c) is determined to be of equivalent quality by the Company's Board of Directors if unrated.

(6) U.S. dollar-denominated bank obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

(7) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the highest rating category by two NRSROs, if rated by two or more NRSROs; (b) are rated in the highest rating category if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Company's Board of Directors if unrated.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "OPENING AN ACCOUNT-- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than 397 days, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days. The Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates, and/or FmHA Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

It is the policy of the Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than ten percent of the value of the total net assets of the Fund.

As a fundamental policy, the Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities. As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Fund will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks will default on repurchase agreements with the Student Loan Trusts or the FmHA Trusts, which could cause the net asset value per share to decrease.

In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares. Without shareholder approval the Fund may not: (1) purchase any securities other than those described above;
(2) invest more than 80 percent of its total assets in Student Loan Certificates and/or FmHA Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Student Loan Certificates or FmHA Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, Student Loan Certificates, and FmHA Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

MUNICIPAL ASSETS

The investment objective of Municipal Assets is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests in the following types of money market instruments maturing in 397 days or less from time of investment (with certain exceptions), as defined herein:

(1)  Tax-exempt  debt  obligations  issued by state and  municipal  governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than 397 days from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Company's Board of Directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not invest more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "OPENING AN ACCOUNT -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. In determining whether particular variable rate investments backed by Liquidity Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from federal income tax, except to the extent that some or all of which may be subject to the alternative minimum tax. This fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting securities.

It is the policy of the Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Fund. The Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances, described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible an issuer or bank will default on the provisions of their Liquidity Agreements, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares. Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policy"; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets (determined as of the date of purchase) in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity
Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if five percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (1) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (2) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

PERFORMANCE

Performance of each Fund may be quoted in advertising in terms of current yield and effective yield. CURRENT YIELD refers to the income generated by an investment in either Fund over a seven-day period. This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. EFFECTIVE YIELD is calculated similarly but, when annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Performance of the Funds may also be compared to other mutual funds with similar investment objectives, relevant indices or rankings prepared by independent services or other financial publications, or yields on deposits at financial institutions. Unlike the Funds, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Funds.

Additionally, Municipal Assets may quote a taxable-equivalent yield based on a stated income tax rate. Please see each Fund's Statement of Additional Information for further discussion of the manner in which yields are calculated and the comparative performance data which may be used.

Of course, the Funds' yields are not fixed nor is principal guaranteed. Yields are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields will fluctuate and are not necessarily representative of the future results

DISTRIBUTIONS AND TAXES

Dividends from the net income of each Fund are declared daily to Shareholders at the close of business on each Business Day (as definded in this Prospectus) and paid monthly. Dividends are automatically reinvested in "T" Shares unless cash payment has been selected on the Account Application. If a shareholder has elected to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in "T" Shares of the Fund. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in "T" Shares of the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

Dividends on each Class of Shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

Dividends declared in October, November, or December of any year, payable to shareholders of record on a specified date in such months, will be deemed to have been received by the shareholders and paid by the Funds on December 31 of such year, in the event that such dividends are actually paid during January of the following year.

Each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income, tax-exempt dividend income and/or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares.

Dividends derived from interest on federally tax-exempt debt obligations owned by Municipal Assets are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to shareholders, although some could be includable for purposes of the alternative minimum tax. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested.

Municipal Assets expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year. This discussion is only a summary and relates solely to Federal tax matters. Further discussion of the Federal Income Tax consequences of an investment in the Fund is provided in the Statement of Additional Information. Dividends may also be subject to local taxation. Shareholders are encouraged to consult with their personal tax advisors.

ORGANIZATION AND SHARES OF THE FUNDS

The Company is a Maryland corporation organized on November 16, 1994. The Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the AMCORE Vintage U.S. Government Obligations Fund, a series portfolio of The Coventry Group, a Massachusetts Business Trust, and the Liquid Assets Funds, Inc., and the Municipal Assets Funds, Inc., two separately registered open-end, diversified management investment companies organized as Iowa corporations. References herein to the "immediate predecessor" of the Funds refer to the respective companies which correspond to such Fund. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

"T" Shares of the Funds are described in this Prospectus. "S" Shares, "S2" Shares (Liquid Assets only), and "I" Shares (Liquid Assets and Municipal Assets only) are offered in separate Prospectuses which may be obtained by calling the Fund at 1-800-798-1819 or writing to the address on the cover of this Prospectus. Please read the Prospectus carefully before investing or sending money. All shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by the Funds, except that "S" Shares, "S2" Shares and "T" Shares bear separate distribution and/or shareholder servicing fees. "I" Shares bear no distribution or shareholder servicing fees.

Each Class of Shares of the Government Assets, Liquid Assets and Municipal Assets Funds offers different privileges. "S" and "S2" Shares of Liquid Assets, and "S" Shares of Municipal Assets and Government Assets are normally offered through financial institutions providing automatic "Sweep" investment programs to their customers. "T" Shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" Shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs. "I" Shares of Liquid Assets and Municipal Assets pay no shareholder or servicing fees and so are normally offered directly by the Distributor or through trust organizations providing fiduciary account services for an additional fee. Each Class of Shares is exchangeable only for shares of the same Class. Participating Organizations selling or servicing "S", "S2" and "T" Shares may receive different compensation with respect to one Class over another.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each Fund will vote together and not by class unless otherwise required by law or permitted by each Fund's Board of Directors. All shareholders of each Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement, investment objective and fundamental policies. Only holders of "S" Shares and "S2" Shares will vote on matters relating to the Distribution Plan for "S" Shares and "S2" Shares. Only holders of "S" Shares, "S2" Shares and "T" Shares will vote on matters pertaining to the Administrative Services Plan.

Shares of the Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of each Fund's outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as each Fund's Board may grant in its discretion. When issued for payments as described in this Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertified form and will be evidenced by the appropriate notation on the books of the transfer agent.

SHAREHOLDER REPORTS AND MEETINGS

Each shareholder will receive monthly Fund information, an unaudited semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-438-6375. You may also write the Fund at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Funds' outstanding voting securities.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

MANAGEMENT AND FEES

Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with laws of Maryland governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations. The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

Investors Management Group, ("IMG") manages the investments and business affairs of the Funds. IMG, a wholly owned subsidiary of AMCORE Financial, Inc, is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa 50312-5338. IMG has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others for over 15 years. As of February 28, 1998, IMG had approximately $3.6 billion in equity, fixed income and money market assets under management.

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Fund's portfolios:

     KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science Degree in Agricultural Engineering from Iowa State University, Ames, Iowa.

     JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration from the University of Iowa, Iowa City, Iowa.

     ELIZABETH S. PIERSON, CFA, VICE PRESIDENT AND SENIOR FIXED INCOME MANAGER. Ms. Pierson is a fixed income strategist and is a member of IMG's Investment Policy Committee. She has been with AMCORE Capital Management, Inc. (or a predecessor) since 1984 when she began her investment career. Ms. Pierson became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998. She has a B.S. degree from the University of Illinois, Champaign-Urbana. Ms. Pierson chairs the Fixed Income Research Committee. She has been responsible for investment management and credit responsibilities in numerous individually managed advisory portfolios.

Under an Investment Advisory Agreement between the Funds and IMG, a fee is paid to IMG for investment advisory services. Each Fund is responsible for paying operating expenses not assumed by IMG. The investment management fee for each Fund is calculated daily and paid monthly. The maximum management fee for Government Assets is 0.40% of average daily net assets; the maximum management fee for Liquid Assets and Municipal Assets is 0.35% of average daily net assets.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund or class of shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Fund or class of shares and increasing the overall yield to investors in that Fund or class of shares at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

IMG also provides management and administration, and shareholder recordkeeping services to the Funds. Under a Management and Administration Agreement, IMG will supervise all aspects of the operations of the Funds, except those performed under the Investment Advisory Agreement, by the Custodian, under the Transfer Agency Agreement and under the Fund Accounting Agreement. For these services IMG receives a fee calculated daily and paid monthly at the annual rate of 0.21% for Government Assets and 0.06% for Liquid Assets and Municipal Assets of the average daily net assets of each Fund. Under a Fund Accounting Agreement, IMG provides bookkeeping and accounting services to the Funds, including calculating daily net asset value and yield quotations. For these services, the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund. The fees received and the services provided under these contracts are in addition to those received and paid to IMG under the Advisory Agreement.

Under a Transfer Agency Agreement, Bisys Fund Services provides customary and usual services of a transfer agent to the Funds. For these services, Bisys Fund Services is paid various fees.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the investment management fee and/or other fees and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), including AMCORE Financial, Inc. and its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services.

The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Participating Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company has entered into Servicing Agreements with Participating Organizations pursuant to which the Participating Organization has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the affiliate; (v) providing sub-accounting with respect to the Shares beneficially owned by the Participating Organization's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each Fund, has agreed to pay the Participating Organization a monthly fee, computed at an annual rate 0.25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Participating Organization has provided services under the Servicing Agreement. At present, the Company pays servicing fees of 0.15% on the "T" Shares of the Liquid Assets and Municipal Assets Funds. No Servicing fees are paid by the Company on Government Assets although it may begin to do so at any time without further notice to shareholders. IMG, as Advisor and Administrator, may supplement the Servicing Fees paid by the Company to the Participating Organization up to the maximum fee approved by the Services Plan without further notice to shareholders and at no cost to the Company.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a Participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such Participating Organizations other than through registered brokers will involve the solicitation or sale of shares of the Funds.

Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006 serves as custodian for Government Assets. AMCORE Investment Group, N.A., Rockford, Illinois, serves as custodian for Liquid Assets and Municipal Assets Funds. Pursuant to the Custodian Agreements with Bankers Trust Company and AMCORE Investment Group, N.A., each custodian receives compensation from each Fund for such services in an amount equal to a designated annual fee (and as to Bankers Trust Company, additional fees charged for certain portfolio transactions and out-of-pocket expenses).

OPENING AN ACCOUNT

The Funds require a completed and signed application (which is attached) at the time you open each new account. Additional paperwork may be required from corporations, associations and certain fiduciaries. IF YOU HAVE QUESTIONS CALL THE FUNDS AT 1-800-798-1819 FROM 8:00 A.M. TO 4:30 P.M. CENTRAL TIME.

SHARE PRICE

The shares of each Fund are sold without a sales charge. The price of one share is its "net asset value" or NAV (generally $1.00). NAV is computed by adding the value of each Fund's investments, plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each Funds' shares is determined once each business day, at 11:00 a.m. Central Time. The Funds are open for business each day the Federal Reserve is open.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. If you invest by check, the Funds must generally allow one or more days for conversion into federal funds before accepting your purchase.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures are described in more detail in the Funds' Statement of Additional Information.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations, Student Loan Certificates and FmHA Certificates, which are subject to mandatory repurchase at their original purchase price, investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and nonrated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the Board of Directors of each Fund.

PURCHASING SHARES

Shares of each Fund may be purchased directly from BISYS, Fund Services Limited Partnership, as the distributor. Shares may also be purchased by customers of qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") that have entered into servicing agreements with the Distributor. The Participating Organization is responsible for transmitting purchase orders directly to the Fund's Distributor. A Participating Organization may elect to hold record ownership of shares for its customers and to show beneficial ownership of shares on the account statements it provides to them. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with IMG as transfer agent for the Funds. Generally, shares purchased through Participating Organizations will be held by the Participating Organization as shareholder of record.

Shares of each Fund are offered without any purchase or redemption charge imposed by the Fund. The minimum initial investment that may be made in each Fund is $1,000. Subsequent investments in each Fund must be made in amounts of not less than $50, except where purchases are made through Participating Organizations in which case there is no minimum. Participating Organizations may aggregate their customers' purchases to satisfy the required minimums.

Purchases may be effected on business days when the Advisor, Distributor and Custodian are open for business. The Funds reserve the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

A purchase order for "T" Shares received in good order by the Funds by 11:00 a.m. Central Time on a business day is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day, IF THE CUSTODIAN HAS RECEIVED THE PURCHASE PRICE IN FEDERAL FUNDS OR OTHER IMMEDIATELY AVAILABLE FUNDS BY 3:00 P.M. CENTRAL TIME THAT DAY. A purchase order for "T" Shares received after 11:00 a.m. Central Time and prior to 3:00 p.m. Central Time on a business day for which such funds have been received by 3:00 p.m. Central Time will be effected as of 11:00 a.m. Central Time the following day, and will begin to accrue dividends at that time. If federal funds are not available by 3:00 p.m. Central Time, the order will be canceled. Payment for orders which are not accepted or are canceled will be returned after prompt inquiry to the transmitting organization.

While the Funds themselves do not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Funds may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired, because the costs thereof will reduce the Funds' yields to the investor below that obtainable by investing in the Funds directly.

Customers wishing to purchase shares through their Participating Organization should contact such entity directly for appropriate instructions. (For a list of the Participating Organizations in your area, CALL THE FUNDS AT 1-800-798-1819 OR 515-244-5426.) Direct investors may purchase shares in accordance with the procedures described below, "Purchase Procedures".

Certificates representing Fund shares purchased will not be issued. However, all purchases are confirmed in writing to the investor and credited to their account in the shareholder records maintained by the Transfer Agent. Investors will have the same rights to their shares as if certificates had been issued.
  PURCHASE PROCEDURES

    METHOD            INITIAL INVESTMENT               ADDITIONAL INVESTMENT

    BY MAIL            $1,000  (minimum)                 $50 (minimum)
                 Please make your check pay-     Please make your check payable
                 able to the Fund selected and   to the Fund selected, with your
                 mail to the address indicated   account number on the check on
                 the application.                and mail to the address printed
                                                 on your account statement.

    BY WIRE      Please call for an account      See instructions below.
                 number before initial invest-
                 ment at 1-800-798-1819 or
                 515-244-5426.

   For Government Assets, Federal Funds should be wired to: Bankers Trust, New York, New York, ABA #021001033, Account #00355557. For Liquid Assets and Municipal Assets, Federal Funds should be wired to: Federal Reserve Bank of Chicago for AMCORE Investment Group, N.A., Rockford, Illinois, together with the name of the Fund, your account number and names.

   Please note that when accounts are opened by wire you must send a completed application at your earliest convenience. Your application must be received by the Fund before any instructions for redemption will be accepted.


    By Electronic    Not available for initial    Shareholders who have an
    Funds Transfer   purchase.                    account with an institution
    (ACH)                                         which is a member of the
                                                  Automated Clearing House,
                                                  may elect to purchase Fund
                                                  shares via electronic funds
                                                  transfer.  Select this
                                                  service on your application
                                                  or call the Fund.

SHAREHOLDER SERVICES

Some shareholder  services may not be available if shares are purchased  through
Participating   Organizations.   Call  the  Funds  at  1-800-798-1819  for  more
information.

EXCHANGE PRIVILEGE. You may exchange "T" Shares of either Fund for "T" Shares in the other Fund described in this Prospectus. An exchange involves a redemption of the shares of the Fund being liquidated and a purchase of the shares of the Fund in which the redemption proceeds are to be invested. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices by transactions involving frequent purchases and sales of shares. Each Fund reserves the right at any time and without prior notice, to suspend, limit, modify or terminate exchange privileges or their use by individual shareholders in order to prevent transactions considered to be disadvantageous to existing shareholders.

TELEPHONE TRANSFERS. This service allows you to authorize transfers of money to purchase or sell shares. Using Telephone Transfer you can move money between your bank account and your account in the Funds with one phone call. Moneys may be transferred either by wire or electronic funds transfer with an institution which is a member of the Automated Clearing House ("ACH").

Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. For a wire redemption, the then current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, will vary depending on the receiving institution for each wire redemption.

Allow two (2) days after the call for electronic funds transfer via ACH to move moneys between your bank account and your account with either Fund.

For moneys recently invested, allow normal clearing time before redemption proceeds are sent to your bank. In order to change the financial institution account designated to receive redemption proceeds, it will be necessary to send a written request to the Fund with a signature guarantee from a national or state bank, a trust company or a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange.

You can also arrange sYSTEMATIC PERIODIC INVESTMENTS (minimum $50) into your Fund account. Simply select the regular investment schedule you would like when completing your account application. Your bank account will automatically be debited to purchase shares of the Fund you select. You will receive confirmation of each transaction.

Your bank must be a member of ACH and you must have a checking or NOW/Money Market Deposit account to use electronic funds transfer or systematic investing. Please allow 20 days after receipt of your application to activate the Telephone Transfer capability.

STATEMENTS AND REPORTS. You will receive a statement of your account listing every transaction that affects your share balance no less than once per month. At least twice a year you will receive the financial statements of the Fund in which you have invested with a summary of that Fund's portfolio composition and performance. Each Fund's Annual Report is reported on by the Funds' independent auditors, KPMG Peat Marwick LLP.

REDEEMING SHARES

Shareholders may request redemption of their shares at any time. Shares will be redeemed at their net asset value as next determined after a redemption request in good order is received by the Fund's Distributor. Redemption orders received in good order by the Distributor before 11:00 a.m. Central Time on a Business Day will be redeemed as of 11:00 a.m. Central Time and will earn dividends through the previous day; proceeds normally will be sent electronically the same day (or mailed by check the next Business Day) to the organization that placed the redemption order in good form. Redemption orders received after 11:00 a.m. Central Time or on a non-Business Day will be redeemed as of 11:00 a.m. the next Business Day and earn dividends through the date the redemption request was received; proceeds will be sent electronically on the next business day (or mailed by check on the second business day thereafter). While the Funds use their best efforts to maintain their net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount originally invested.

If you purchase shares through a Participating Organization, you may redeem shares in accordance with that Organization's rules regarding redemption requests. Direct shareholders may redeem shares in accordance with the procedures described under "How to Redeem Shares".

The Funds intend to pay redemption proceeds within two business days and in no event will payment be made later than seven days after receipt of a redemption request in good order. Payments to investors who request to redeem shares within a few days after a purchase paid for by check may be delayed until the Funds can verify the check has been collected.

The Funds reserve the right to suspend redemptions or to postpone the payment therefore when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making sale of portfolio securities or valuations of the Funds' net assets not reasonably practicable.

Check writing is available on "T" Shares of Government Assets, Liquid Assets, and Municipal Assets Funds. A Shareholder may write up to 5 checks a month in amounts of $250 or more. The check writing privilege is not available when purchases are made through a financial institution providing an automatic "sweep" investment program. Please call (800) 798-1819 for more information regarding check writing.


If an investor's account drops below $250 due to redemptions, the Funds reserve the right to redeem any remaining shares, if after 30 days' notice, additional investments to bring the account value to $250 are not made.

HOW TO REDEEM SHARES

 BY MAIL--                   Send a "letter of instruction": a letter specifying
 TO: 2203 GRAND AVENUE       the name of the Fund, the number of shares to be
 DES MOINES, IA 50312-5338   sold, your name, your account number, and the
                             additional requirements listed below that apply to your particular account.

 TYPE OF REGISTRATION        REQUIREMENTS
 --------------------------  ---------------------------------------------------
 Individual, Joint Tenants,  Letter of instruction signed by all persons
 Sole Proprietorship,        required to sign for the account, exactly as it is
 Custodial (Uniform Gifts    registered, accompanied by signature guarantee(s).
 or Transfers To Minors
 Act), General Partners

 Corporation, Association    Letter of instruction and a corporate resolution
                             signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

 Trust A letter of instruction signed by the Trustee(s), (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, also provide a copy of the trust docu-ment, certified within the last 60 days.)

   If you do not fall into any of these registration categories (e.g., Executors, Administrators, Conservators or Guardians) please call for further instructions.

   A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. A signature guarantee may be obtained from an eligible guarantor institution, as defined by the Securities and Exchange Commission. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words, "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.

                   FOR ALL OPTIONS BELOW, PLEASE CALL 1-800-798-1819

   BY EXCHANGE--             You must meet the minimum investment requirement
                             of the other fund. You can only exchange between accounts with identical names, addresses, and taxpayer identification numbers.

   BY ELECTRONIC FUNDS       You must have applied for the Telephone Transfer
   TRANSFER (ACH) OR WIRE--  feature on your  application.  Allow two days via
                             ACH.  Call before 10:00 a.m. for same day wire.

TABLE OF CONTENTS
     Prospectus Summary....................................................2
     Expense Summary of "T" Shares.........................................4
     Financial Highlights..................................................5
     Investment Objectives, Policies and Restrictions......................8
       Government Assets...................................................8
       Liquid Assets.......................................................8
       Municipal Assets...................................................11
     Performance..........................................................14
     Distributions and Taxes..............................................15
     Organization and Shares of the Funds.................................16
     Shareholder Reports and Meetings.....................................18
     Management and Fees..................................................19
     Opening an Account...................................................23
       Share Price........................................................23
       Purchasing Shares..................................................24
     Shareholder Services.................................................25
     Redeeming Shares.....................................................27

NO SALESMAN, OR OTHER PERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY BISYS FUND SERVICES LIMITED PARTNERSHIP. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY BISYS FUND SERVICES LIMITED PARTNERSHIP IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

LIQUID ASSETS FUND "I" SHARES
MUNICIPAL ASSETS FUND "I" SHARES

                     2203 Grand Avenue, Des Moines, Iowa 50312-5338
--------------------------------------------------------------------------------
FOR CURRENT YIELD, PURCHASE AND REDEMPTION INFORMATION CALL.........800-798-1819
                                                                    515-244-5426
--------------------------------------------------------------------------------
PROSPECTUS                                                        MARCH 23, 1998
--------------------------------------------------------------------------------

Liquid Assets Fund offers four classes of shares and Municipal Assets Fund offers three classes of shares. This Prospectus describes the "I" Shares of each Fund. "I" Shares are offered to individual and institutional customers (acting on their own behalf or on the behalf of individuals). The Funds also offer "S" Shares and "T" Shares which accrue daily dividends in the same manner as "I" Shares except that each class bears separate distribution and/or shareholder administrative servicing fees. "S2" Shares are also offered by Liquid Assets Fund. (see "Organization and Shares of the Funds").

LIQUID ASSETS FUND, ("Liquid Assets") seeks maximum current income consistent with safety of principal and maintenance of liquidity. MUNICIPAL ASSETS FUND, ("Municipal Assets") seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. "I" Shares are offered and redeemed at $1.00 per share under rules which allow the Funds to use the amortized cost method of valuing the Funds' assets.

AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE FUNDS SEEK TO MAINTAIN A CONSTANT NET ASSETS VALUE OF $1.00, BUT UNDER EXTRAORDINARY CIRCUMSTANCES THE VALUE OF SHARES MAY VARY FROM $1.00 AND CONSEQUENTLY, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth basic information about each Fund that investors should know before investing and should be retained for future reference. The Statement of Additional Information (as of the date of this Prospectus) which contains more detailed information about each Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Statement of Additional Information is available free upon request from the Funds at the address and telephone number indicated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

TYPE OF COMPANY

Each Fund is a diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE

For Liquid Assets, maximum current income consistent with safety of principal and maintenance of liquidity.

For Municipal Assets, maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.

INVESTMENT OBJECTIVE

Under normal market conditions, Liquid Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term debt obligations including, primarily, redeemable Certificates backed by federally insured student loans and Farmers Home Administration guaranteed loans, commercial paper, bank obligations, short-term corporate obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market  conditions,  Municipal  Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term municipal securities which mature or have a demand feature exercisable in one year or less from the date of acquisition having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONDITIONS

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS." As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value of $1.00 per Share.


SHARES OFFERED

"I" Shares of common stock ("Shares") of Liquid Assets and Municipal Assets, each a separate investment portfolio of the Vintage Mutual Funds, Inc., a Maryland Corporation, (the "Company"). See "OPENING AN ACCOUNT", "SHAREHOLDER SERVICES", and "REDEEMING SHARES" for detailed information about how to buy and sell shares.

MINIMUM PURCHASE

The minimum initial investment is $1,000 with $50 minimum subsequent investments (subject to certain exceptions).

DIVIDENDS

Dividends are declared daily and paid monthly and will be automatically reinvested unless the shareholder elects otherwise.

INVESTMENT ADVISOR

Investors Management Group, Ltd. ("IMG" or the "Advisor").

ADMINISTRATOR

Investors Management Group, Ltd. ("IMG" or the "Administrator").

DISTRIBUTOR

BISYS Fund Services Limited Partnership, Columbus, Ohio (the "Distributor")

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
                                                        LIQUID       MUNICIPAL
                                                      ASSETS FUND   ASSETS FUND
                                                      -----------   -----------

Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)                   None          None
Maximum Sales Load Imposed on Reinvested
   Dividends (as a percentage of offering price)         None          None
Deferred Sales Load (as a percentage of offering
   original purchase price or redemption
   proceeds, as applicable)                              None          None
Redemption Fee (as a percentage of amount
   redeemed, if applicable)                              None          None
Exchange Fee                                             None          None


                                                        LIQUID       MUNICIPAL
                                                      ASSETS FUND   ASSETS FUND
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                          0.35%         0.35%
Other Expenses
   Administrative Fees                                   0.06%         0.06%
   Other Expenses                                        0.11%         0.15%
                                                         ----          ----
Total Other Expenses                                     0.17%         0.21%
                                                         ----          ----
Total Fund Operating Expenses                            0.52%         0.56%

The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in "I" Shares of a Fund will bear directly or indirectly. The table reflects current fees and estimates other expenses. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

EXAMPLE

You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) 5% annual return and (2) redemption at the end of each time period.

                        1 YEAR        3 YEARS        5 YEARS        10 YEARS
                        ------        -------        -------        --------
  Liquid Assets           $5            $17            $29              $65
  Municipal Assets        $6            $18            $31              $70

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds.

FINANCIAL HIGHLIGHTS

The tables below set forth for each Fund certain financial data, other operating information and investment results for each of the predecessor Funds, which were acquired by the Company on February 13, 1998, expressed in one share outstanding throughout the period. The Financial Highlights contained in the tables below for Liquid Assets and Municipal Assets are derived from the financial statements audited (unless otherwise indicated) by KPMG Peat Marwick LLP, independent auditors for those predecessor Funds. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information which are incorporated herein by reference in the Statement of Additional Information.


                                                     LIQUID ASSETS FUND*

                                      SIX MONTHS ENDED      OCTOBER 29, 1996 TO
                                      DECEMBER 31, 1997      JUNE 30, 1997(1)
                                      -----------------      ----------------
                                         (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD      $  1.000               $  1.000
                                          --------               --------

   Net Investment Income                      .053                   .052
                                              ----                   ----

   Dividends Distributed                     (.053)                 (.052)
                                             ------                 ------

NET ASSET VALUE, END OF PERIOD            $  1.000               $  1.000
                                          ========               ========

TOTAL RETURN                                  2.72%(a)               3.51%(a)

Net Assets, End of Period (000 Omitted)   $  4,027               $  2,356
Ratio of Expenses to Average Net Assets       0.46%(b)               0.45%(b)
Ratio of Net Investment Income to Average
   Net Assets                                 5.33%(b)               5.19%(b)



* Performance data relates to Liquid Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.
1   Period from Commencement of Operations.
(a) Not Annualized
(b) Annualized

                                                   MUNICIPAL ASSETS FUND*

                                      SIX MONTHS ENDED        MARCH 27, 1997 TO
                                      DECEMBER 31, 1997        JUNE 30, 1997(1)
                                         (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD      $  1.000                 $  1.000
                                          --------                 --------

   Net Investment Income                      .034                     .034
                                              ----                     ----

   Dividends Distributed                     (.034)                   (.034)
                                             ------                   ------

NET ASSET VALUE, END OF PERIOD            $  1.000                 $  1.000
                                          ========                 ========

TOTAL RETURN                                  1.75%(a)                 1.20%(a)

Net Assets, End of Period (000 Omitted)         $8                       $7
Ratio of Expenses to Average Net Assets       0.43%(b)                 0.41%(b)
Ratio of Net Investment Income to Average
   Net Assets                                 3.44%(b)                 3.42%(b)


* Performance data relates to Liquid Assets Fund, Inc., a corresponding predecessor Fund, which was acquired on February 13, 1998.

** During the year ended June 30, 1997, the advisor and distributor voluntarily waived certain fees. Absent these waivers, the ratio of expenses to average net assets would have been 0.90 percent.

1  Period from Commencement of Operations.
a) Not Annualized
b) Annualized

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

LIQUID ASSETS

The investment objective of Liquid Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in the following money market instruments maturing in 397 days or less from time of investment, (with certain exceptions):

(1) Obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury, as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information. (3) Redeemable interest-bearing trust certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust. Further details concerning the Student Loan Trusts and the Fund's investments in Student Loan Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates ("FmHA Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Further details concerning the FmHA Trusts and the Fund's investment in FmHA Certificates and FmHA guaranteed loans are found in the Statement of Additional Information.

(5) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs; (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; or (c) is determined to be of equivalent quality by the Company's Board of Directors if unrated.

(6) U.S. dollar-denominated bank obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

(7) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the highest rating category by two NRSROs, if rated by two or more NRSROs; (b) are rated in the highest rating category if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Company's Board of Directors if unrated.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "OPENING AN ACCOUNT -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than 397 days, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days. The Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates, and/or FmHA Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

It is the policy of the Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than ten percent of the value of the total net assets of the Fund.

As a fundamental policy, the Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities. As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Fund will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks will default on repurchase agreements with the Student Loan Trusts or the FmHA Trusts, which could cause the net asset value per share to decrease.

In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares. Without shareholder approval the Fund may not: (1) purchase any securities other than those described above;
(2) invest more than 80 percent of its total assets in Student Loan Certificates and/or FmHA Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Student Loan Certificates or FmHA Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, Student Loan Certificates, and FmHA Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

MUNICIPAL ASSETS

The investment objective of Municipal Assets is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests in the following types of money market instruments maturing in 397 days or less from time of investment (with certain exceptions), as defined herein:

(1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than 397 days from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Company's Board of Directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not invest more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. In determining whether particular variable rate investments backed by Liquidity Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from federal income tax, except to the extent that some or all of which may be subject to the alternative minimum tax. This fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting securities.

It is the policy of the Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Fund. The Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances, described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible an issuer or bank will default on the provisions of their Liquidity Agreements, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding. Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policy"; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets (determined as of the date of purchase) in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity
Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if five percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (1) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (2) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

PERFORMANCE

Performance of each Fund may be quoted in advertising in terms of current yield and effective yield. CURRENT YIELD refers to the income generated by an investment in either Fund over a seven-day period. This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. EFFECTIVE YIELD is calculated similarly but, when annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Performance of the Funds may also be compared to other mutual funds with similar investment objectives, relevant indices or rankings prepared by independent services or other financial publications, or yields on deposits at financial institutions. Unlike the Funds, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Funds.

Additionally, Municipal Assets may quote a taxable-equivalent yield based on a stated income tax rate. Please see each Fund's Statement of Additional Information for further discussion of the manner in which yields are calculated and the comparative performance data which may be used.

Of course, the Funds' yields are not fixed nor is principal guaranteed. Yields are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields will fluctuate and are not necessarily representative of the future results.

DISTRIBUTIONS AND TAXES

Dividends from the net income of each Fund are declared daily to Shareholders at the close of business on each Business Day as defined in this Prospectus and paid monthly. Dividends are automatically reinvested in "I" Shares unless cash payment has been selected on the Account Application. If a shareholder has elected to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in "I" Shares of the Fund. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in "I" Shares of the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

Dividends on each Class of Shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

Dividends declared in October, November, or December of any year, payable to shareholders of record on a specified date in such months, will be deemed to have been received by the shareholders and paid by the Funds on December 31 of such year, in the event that such dividends are actually paid during January of the following year.

Each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income, tax-exempt dividend income and/or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares.

Dividends derived from interest on federally tax-exempt debt obligations owned by Municipal Assets are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to shareholders, although some could be includable for purposes of the alternative minimum tax. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested.

Municipal Assets expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year. This discussion is only a summary and relates solely to Federal tax matters. Further discussion of the Federal Income Tax consequences of an investment in the Fund is provided in the Statement of Additional Information. Dividends may also be subject to local taxation. Shareholders are encouraged to consult with their personal tax advisors.

ORGANIZATION AND SHARES OF THE FUNDS

The Company is a Maryland corporation organized on November 16, 1994. The Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the Liquid Assets Funds, Inc., and the Municipal Assets Funds, Inc., two separately registered open-end, diversified management investment companies organized as Iowa corporations. References herein to the "immediate predecessor" of the Funds refer to the respective companies which correspond to such Fund. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes are utilized to create differing expense and fee structures for investors in the same Fund. Differences exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

"I" Shares of the Funds are described in this Prospectus. "S" Shares and "T" Shares and "S2" Shares (Liquid Assets only) are offered in separate Prospectuses which may be obtained by calling the Fund at 1-800-798-1819 or writing to the address on the cover of this Prospectus. Please read the Prospectus carefully before investing or sending money. All shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by the Funds, except that "S" Shares, "S2" Shares and "T" Shares bear separate distribution and/or shareholder servicing fees. "I" Shares bear no distribution or shareholder servicing fees.

Each Class of Shares of Liquid Assets and Municipal Assets offers different privileges. "S" and "S2" Shares of Liquid Assets and "S" Shares of Municipal Assets are normally offered through financial institutions providing automatic "Sweep" investment programs to their customers. "T" Shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" Shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs. "I" Shares of pay no shareholder or servicing fees and so are normally offered directly by the Distributor or through trust organizations providing fiduciary account services for an additional fee. Each Class of Shares is exchangeable only for shares of the same Class. Participating Organizations selling or servicing "S", "S2" and "T" Shares may receive different compensation with respect to one Class over another.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each Fund will vote together and not by class unless otherwise required by law or permitted by each Fund's Board of Directors. All shareholders of each Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement, investment objective and fundamental policies. Only holders of "S" Shares and "S2" Shares will vote on matters relating to the Distribution Plan for "S" Shares and "S2" Shares. Only holders of "S" Shares, "S2" Shares and "T" Shares will vote on matters pertaining to the Administrative Services Plan.

Shares of the Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of each Fund's outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as each Fund's Board may grant in its discretion. When issued for payments as described in this Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

SHAREHOLDER REPORTS AND MEETINGS

Each shareholder will receive monthly Fund information, an unaudited semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write the Fund at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Funds' outstanding voting securities.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

MANAGEMENT AND FEES

Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with laws of Maryland governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations. The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

Investors Management Group, ("IMG") manages the investments and business affairs of the Funds. IMG, a wholly owned subsidiary of AMCORE Financial, Inc., is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa 50312-5338. IMG has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others for over 15 years. As of February 28, 1998, IMG had approximately $3.6 billion in equity, fixed income and money market assets under management.

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Fund's portfolios:

     KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science Degree in Agricultural Engineering from Iowa State University, Ames, Iowa.

     JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration from the University of Iowa, Iowa City, Iowa.

     ELIZABETH S. PIERSON, CFA, VICE PRESIDENT AND SENIOR FIXED INCOME MANAGER. Ms. Pierson is a fixed income strategist and is a member of IMG's Investment Policy Committee. She has been with AMCORE Capital Management, Inc. (or a predecessor) since 1984 when she began her investment career. Ms. Pierson became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998. She has a B.S. degree from the University of Illinois, Champaign-Urbana. Ms. Pierson chairs the Fixed Income Research Committee. She has been responsible for investment management and credit responsibilities in numerous individually managed advisory portfolios.

Under an Investment Advisory Agreement between the Funds and IMG, a fee is paid to IMG for investment advisory services. Each Fund is responsible for paying operating expenses not assumed by IMG. The investment management fee for each Fund is calculated daily and paid monthly. The maximum management fee for each Fund is 0.35% of each Fund's average daily net assets.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund or class of shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Fund or class of shares and increasing the overall yield to investors in that Fund or class of shares at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

IMG also provides management and administration, fund accounting, transfer agency, and shareholder recordkeeping services to the Funds. Under a Management and Administration Agreement, IMG will supervise all aspects of the operations of the Funds, except those performed under the Investment Advisory Agreement, by the Custodian, under the Transfer Agency Agreement and under the Fund Accounting Agreement. For these services IMG receives a fee calculated daily and paid monthly at the annual rate of 0.06% of the average daily net assets of each Fund. Under a Fund Accounting Agreement, IMG provides bookkeeping and accounting services to the Funds, including calculating daily net asset value and yield quotations. For these services, the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund. Under a Transfer Agency Agreement, IMG provides customary and usual services of a transfer agent to the Funds. For these services, IMG is paid various fees depending on the class of shares of the Funds. The fees are charged to each class of shares separately and are computed according to the number of accounts. The fees received and the services provided under these contracts are in addition to those received and paid to IMG under the Advisory Agreement.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the investment management fee and/or other fees and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a Participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such Participating Organizations other than through registered brokers will involve the solicitation or sale of shares of the Funds.

AMCORE Investment Group, N.A., Rockford, Illinois, serves as custodian for Liquid Assets and Municipal Assets Funds. Pursuant to the Custodian Agreement with AMCORE Investment Group, N.A., the custodian receives compensation from each Fund for such services in an amount equal to a designated annual fee.

OPENING AN ACCOUNT

The Funds require a completed and signed application (which is attached) at the time you open each new account. Additional paperwork may be required from corporations, associations and certain fiduciaries. IF YOU HAVE QUESTIONS CALL THE FUNDS AT 1-800-798-1819 FROM 8:00 A.M. TO 4:30 P.M. CENTRAL TIME.

SHARE PRICE

The shares of each Fund are sold without a sales charge. The price of one share is its "net asset value" or NAV (generally $1.00). NAV is computed by adding the value of each Fund's investments, plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each Funds' shares is determined once each Business Day, at 11:00 a.m. Central Time. The Funds are open for business each day the Federal Reserve is open.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. If you invest by check, the Funds must generally allow one or more days for conversion into federal funds before accepting your purchase.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures are described in more detail in the Funds' Statement of Additional Information.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations, Student Loan Certificates and FmHA Certificates, which are subject to mandatory repurchase at their original purchase price, investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and nonrated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the board of directors of each Fund.

PURCHASING SHARES

Shares of each Fund may be purchased directly from BISYS Fund Services Limited Partnership as the distributor. Shares may also be purchased by customers of qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") that have entered into servicing agreements with the Distributor. The Participating Organization is responsible for transmitting purchase orders directly to the Fund's Distributor. A Participating Organization may elect to hold record ownership of shares for its customers and to show beneficial ownership of shares on the account statements it provides to them. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with IMG as transfer agent for the Funds. Generally, shares purchased through Participating Organizations will be held by the Participating Organization as shareholder of record.

Shares of each Fund are offered without any purchase or redemption charge imposed by the Fund. The minimum initial investment that may be made in each Fund is $1,000. Subsequent investments in each Fund must be made in amounts of not less than $50, except where purchases are made through Participating Organizations in which case there is no minimum. Participating Organizations may aggregate their customers' purchases to satisfy the required minimums.

Purchases may be effected on business days when the Advisor, Distributor and Custodian are open for business. The Funds reserve the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

A purchase order for "I" Shares received in good order by the Funds by 11:00 a.m. Central Time on a Business Day is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day, IF THE CUSTODIAN HAS RECEIVED THE PURCHASE PRICE IN FEDERAL FUNDS OR OTHER IMMEDIATELY AVAILABLE FUNDS BY 3:00 P.M. CENTRAL TIME THAT DAY. A purchase order for "I" Shares received after 11:00 a.m. Central Time and prior to 3:00 p.m. Central Time on a business day for which such funds have been received by 3:00 p.m. Central Time will be effected as of 11:00 a.m. Central Time the following day, and will begin to accrue dividends at that time. If federal funds are not available by 3:00 p.m. Central Time, the order will be canceled. Payment for orders which are not accepted or are canceled will be returned after prompt inquiry to the transmitting organization.

While the Funds themselves do not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Funds may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired, because the costs thereof will reduce the Funds' yields to the investor below that obtainable by investing in the Funds directly.

Customers wishing to purchase shares through their Participating Organization should contact such entity directly for appropriate instructions. (For a list of the Participating Organizations in your area, CALL THE FUNDS AT 1-800-798-1819 OR 515-244-5426.) Direct investors may purchase shares in accordance with the procedures described below, "Purchase Procedures".

Certificates representing Fund shares purchased will not be issued. However, all purchases are confirmed in writing to the investor and credited to their account in the shareholder records maintained by the Transfer Agent. Investors will have the same rights to their shares as if certificates had been issued.

  PURCHASE PROCEDURES

    METHOD            INITIAL INVESTMENT               ADDITIONAL INVESTMENT

    BY MAIL            $1,000  (minimum)                 $50 (minimum)
                 Please make your check pay-     Please make your check payable
                 able to the Fund selected and   to the Fund selected, with your
                 mail to the address indicated   account number on the check on
                 the application.                and mail to the address printed
                                                 on your account statement.

    BY WIRE      Please call for an account      See instructions below.
                 number before initial invest-
                 ment at 1-800-798-1819 or
                 515-244-5426.

   For Liquid  Assets and  Municipal  Assets,  Federal Funds should be wired to:
   Federal Reserve Bank of Chicago for AMCORE Investment Group, N.A., Rockford, Illinois, together with the name of the Fund, your account number and names.

   Please note that when accounts are opened by wire you must send a completed application at your earliest convenience. Your application must be received by the Fund before any instructions for redemption will be accepted.


    By Electronic    Not available for initial    Shareholders who have an
    Funds Transfer   purchase.                    account with an institution
    (ACH)                                         which is a member of the
                                                  Automated Clearing House,
                                                  may elect to purchase Fund
                                                  shares via electronic funds
                                                  transfer.  Select this
                                                  service on your application
                                                  or call the Fund.

SHAREHOLDER SERVICES

Some shareholder  services may not be available if shares are purchased  through
Participating   Organizations.   Call  the  Funds  at  1-800-798-1819  for  more
information.

EXCHANGE PRIVILEGE. You may exchange "I" Shares of either Fund for "I" Shares in the other Fund described in this Prospectus. An exchange involves a redemption of the shares of the Fund being liquidated and a purchase of the shares of the Fund in which the redemption proceeds are to be invested. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices by transactions involving frequent purchases and sales of shares. Each Fund reserves the right at any time and without prior notice, to suspend, limit, modify or terminate exchange privileges or their use by individual shareholders in order to prevent transactions considered to be disadvantageous to existing shareholders.

TELEPHONE TRANSFERS. This service allows you to authorize transfers of money to purchase or sell shares. Using Telephone Transfer you can move money between your bank account and your account in the Funds with one phone call. Moneys may be transferred either by wire or electronic funds transfer with an institution which is a member of the Automated Clearing House ("ACH").

Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. For a wire redemption, the then current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, will vary depending on the receiving institution for each wire redemption.

Allow two (2) days after the call for electronic funds transfer via ACH to move moneys between your bank account and your account with either Fund.

For moneys recently invested, allow normal clearing time before redemption proceeds are sent to your bank. In order to change the financial institution account designated to receive redemption proceeds, it will be necessary to send a written request to the Fund with a signature guarantee from a national or state bank, a trust company or a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange.

You can also arrange SYSTEMATIC PERIODIC INVESTMENTS (minimum $50) into your Fund account. Simply select the regular investment schedule you would like when completing your account application. Your bank account will automatically be debited to purchase shares of the Fund you select. You will receive confirmation of each transaction.

Your bank must be a member of ACH and you must have a checking or NOW/Money Market Deposit account to use electronic funds transfer or systematic investing. Please allow 20 days after receipt of your application to activate the Telephone Transfer capability.

STATEMENTS AND REPORTS. You will receive a statement of your account listing every transaction that affects your share balance no less than once per month. At least twice a year you will receive the financial statements of the Fund in which you have invested with a summary of that Fund's portfolio composition and performance. Each Fund's Annual Report is reported on by the Funds' independent auditors, KPMG Peat Marwick LLP.

REDEEMING SHARES

Shareholders may request redemption of their shares at any time. Shares will be redeemed at their net asset value as next determined after a redemption request in good order is received by the Fund's Distributor. Redemption orders received in good order by the Distributor before 11:00 a.m. Central Time on a Business Day will be redeemed as of 11:00 a.m. Central Time and will earn dividends through the previous day; proceeds normally will be sent electronically the same day (or mailed by check the next business day) to the organization that placed the redemption order in good form. Redemption orders received after 11:00 a.m. Central Time or on a non-Business Day will be redeemed as of 11:00 a.m. the next Business Day and earn dividends through the date the redemption request was received; proceeds will be sent electronically on the next Business Day (or mailed by check on the second business day thereafter). While the Funds use their best efforts to maintain their net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount originally invested.

If you purchase shares through a Participating Organization, you may redeem shares in accordance with that Organization's rules regarding redemption requests. Direct shareholders may redeem shares in accordance with the procedures described under "How to Redeem Shares".

The Funds intend to pay redemption proceeds within two business days and in no event will payment be made later than seven days after receipt of a redemption request in good order. Payments to investors who request to redeem shares within a few days after a purchase paid for by check may be delayed until the Funds can verify the check has been collected.

The Funds reserve the right to suspend redemptions or to postpone the payment therefore when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making sale of portfolio securities or valuations of the Funds' net assets not reasonably practicable.

If an investor's account drops below $250 due to redemptions, the Funds reserve the right to redeem any remaining shares if after 30 days' notice additional investments to bring the account value to $250 are not made.

HOW TO REDEEM SHARES

 BY MAIL--                   Send a "letter of instruction": a letter specifying
 TO: 2203 GRAND AVENUE       the name of the Fund, the number of shares to be
 DES MOINES, IA 50312-5338   sold, your name, your account number, and the
                             additional requirements listed below that apply to your particular account.

 TYPE OF REGISTRATION        REQUIREMENTS
 --------------------------  ---------------------------------------------------
 Individual, Joint Tenants,  Letter of instruction signed by all persons
 Sole Proprietorship,        required to sign for the account, exactly as it is
 Custodial (Uniform Gifts    registered, accompanied by signature guarantee(s).
 or Transfers To Minors
 Act), General Partners

 Corporation, Association    Letter of instruction and a corporate resolution
                             signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

 Trust A letter of instruction signed by the Trustee(s), (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, also provide a copy of the trust docu-ment, certified within the last 60 days.)

   If you do not fall into any of these registration categories (e.g., Executors, Administrators, Conservators or Guardians) please call for further instructions.

   A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. A signature guarantee may be obtained from an eligible guarantor institution, as defined by the Securities and Exchange Commission. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words, "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.

                   FOR ALL OPTIONS BELOW, PLEASE CALL 1-800-798-1819

   BY EXCHANGE--             You must meet the minimum investment requirement
                             of the other fund. You can only exchange between accounts with identical names, addresses, and taxpayer identification numbers.

   BY ELECTRONIC FUNDS       You must have applied for the Telephone Transfer
   TRANSFER (ACH) OR WIRE--  feature on your  application.  Allow two days via
                             ACH.  Call before 10:00 a.m. for same day wire.

TABLE OF CONTENTS
     Prospectus Summary....................................................2
     Expense Summary of I Shares...........................................4
     Financial Highlights..................................................5
     Investment Objectives, Policies and Restrictions......................6
       Liquid Assets.......................................................6
       Municipal Assets....................................................9
     Performance..........................................................12
     Distributions and Taxes..............................................13
     Organization and Shares of the Funds.................................14
     Shareholder Reports and Meetings.....................................15
     Management and Fees..................................................16
     Opening an Account...................................................19
       Share Price........................................................19
       Purchasing Shares..................................................20
     Shareholder Services.................................................22
     Redeeming Shares.....................................................23

NO SALESMAN, OR OTHER PERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY BISYS FUND SERVICES LIMITED PARTNERSHIP. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY BISYS FUND SERVICES LIMITED PARTNERSHIP IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[GRAPHIC OMITTED]


                         VINTAGE EQUITY FUND "T" SHARES

                                    For current yield, purchase, and redemption information, call (800) 438-6375.

     Vintage Mutual Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end management investment company issuing its shares in series (each series referred to as a "Fund" and collectively as "Funds"), each representing a diversified portfolio of investments with its own investment objective and policies. This prospectus describes "T" Shares of the Vintage Equity Fund. The Company also offers the Government Assets Fund, Liquid Assets Fund, Municipal Assets Fund, Limited Term Bond Fund, Bond Fund, Income Fund, Municipal Bond Fund, Balanced Fund and Aggressive Growth Fund, which are offered through other prospectuses.
     The Government Assets, Liquid Assets, Municipal Assets and Equity Funds are offered in multiple classes of shares ("Shares"). This Prospectus describes "T" Shares of the Vintage Equity Fund. All classes of Shares accrue dividends in the same manner except that different classes of Shares bear different distribution and/or administrative servicing fees. (see "GENERAL INFORMATION - Description of the Company and Its Shares"). Differences in class level expenses may affect performance.
     "T" Shares of the Equity Fund are offered solely to fiduciary accounts of AMCORE Investment Group, N.A., ("AIG"), over which AIG exercises investment discretion. All other shareholders invest in "S" Shares. If you do not qualify for "T" Shares, you may obtain a prospectus describing Equity "S" Share or any of the other Funds or Classes by calling the Funds at (800) 438-6375 or writing to Dept. L-1392, Columbus, OH 43260-1392. Please read the prospectus carefully before investing or sending money.
     The investment objective of the Equity Fund is long-term capital appreciation. The Equity Fund invests primarily in a diversified portfolio of equity securities of mainly large capitalization companies with strong earnings potential.
     Investors Management Group, Ltd. ("IMG") acts as the investment advisor to the Equity Fund.
     AN INVESTMENT IN SHARES OF THE FUND IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
     Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read this Prospectus carefully and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is March 23, 1998

                               PROSPECTUS SUMMARY


The Fund....................................Vintage Equity Fund, a diversified investment portfolio of Vintage
                                            Mutual Funds, Inc., an open-end
                                            management investment company
                                            organized as a Maryland corporation.

Shares Offered..............................Shares of common stock ("Shares")
                                            of the Fund.  See "HOW TO PURCHASE
                                            AND REDEEM SHARES".

Shares Offered..............................The public offering price of Shares of the Equity Fund is equal to the
                                            net asset value per Share.

Minimum Purchase............................$1,000 minimum for the initial investment with a $50 minimum for
                                            subsequent investments.  (See "HOW
                                            TO PURCHASE AND REDEEM SHARES--
                                            Purchases of Shares and Auto Invest
                                            Plan" for a discussion of lower
                                            minimum purchase amounts).

Investment Objective........................The Equity Fund seeks long-term capital appreciation.

Investment Policy and Risk..................See "INVESTMENT OBJECTIVES, POLICIES
                                            AND RISK FACTORS OF THE FUND".

                                            Under normal market conditions,  the
                                            Equity  Fund  invests  primarily  in
                                            equity  securities  of mainly  large
                                            capitalization companies with strong
                                            earnings  potential.  Investment  in
                                            the  Equity  Fund is  subject to the
                                            inherent   risks   associated   with
                                            investing   in  common   stocks  and
                                            various types of equity  securities,
                                            call options and foreign securities.

Investment Advisor..........................Investors Management Group, Ltd.,
 and Administrator                          Des Moines, Iowa ("IMG").

Dividends...................................The Equity Fund intends to declare dividends from net investment income
                                            quarterly  and  pay  such  dividends
                                            quarterly.    Dividends    will   be
                                            automatically  reinvested unless the
                                            shareholder elects otherwise.

Distributor.................................BISYS Fund Services Limited
                                            Partnership

                                 EXPENSE SUMMARY



                                                                         Equity
                                                                          Fund
 SHAREHOLDER TRANSACTION EXPENSES1
  Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)                                    0.00%
  Maximum Sales Load Imposed on Reinvested
   Dividends (as a percentage of offering price)                          0.00%
  Deferred Sales Load (as a percentage of original
   purchase price or redemption proceeds, as applicable)                  0.00%
  Redemption Fees (as a percentage of amount redeemed, if applicable)     0.00%
  Exchange Fee                                                           $0.00
 ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
    Management Fees                                                       0.75%
    12b-1 Fees 2                                                          0.00%
    Other Expenses
      Servicing Fees3                                                     0.00%
      Administrative Fees4                                                0.26%
      Other Expenses                                                      0.13%
                                                                         -----
      Total Other Expenses                                                0.39%
                                                                         -----
 Total Fund Operating Expenses5                                           1.14%

The purpose of the above table is to assist a potential purchaser of the Equity Funds Shares in understanding the various costs and expenses that an investor will bear directly or indirectly. The table reflects the current fees for the Fund. The Management Fees are based on the maximum allowable under the Investment Advisory Agreements. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for the Fund or class of Shares of the Fund (a "Class"). See "MANAGEMENT OF THE COMPANY" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING SUMMARY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

1 A  "Participating  Organization"  (as defined in this Prospectus) may charge a
  Customer (as defined in this Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Shares.")

2 The Company has  adopted a  Distribution  and  Shareholder  Service  Plan (the
  "Plan") pursuant to which each Fund or Class described in this Prospectus is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund or Class ("Shareholder Fees"). Currently, no such fees will be paid under the Plan by the Company. However, Shareholder Fees may be absorbed by the Advisor in its sole discretion without further notice and at no expense to a Class or Fund. Shareholders will be given at least 30 days' notice prior to payment by the Company of any increased fees under the Plan.

3 The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which a Fund or Class is authorized to pay Participating Organizations which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund or Class ("Servicing Fees"). Currently the Company is not paying any such fees for "T" Shares of the Equity Fund under the Services Plan. However, Servicing Fees may be absorbed by the Advisor in its sole discretion without further notice and at no expense to a Fund or Class. The company may elect to pay such fees at any time without further notice to shareholders.

4 The Funds are subject to a Management and Administration Agreement with IMG pursuant to which the Funds are authorized to pay a periodic fee calculated at an annual rate of 0.26% of the average daily net assets for the Fund.

5 Absent the fee waivers described above, "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.64% for the Equity Fund "T" Shares.

EXAMPLE

You would pay the following expenses on a $1,000 investment in the Fund assuming, (1) 5% annual return and (2) redemption at the end of each time period:

                                1 YEAR        3 YEARS      5 YEARS     10 YEARS
                                ------        -------      -------     --------

   Equity Fund                    $12           $36           $63        $139

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT OF THE COMPANY" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund.

                              FINANCIAL HIGHLIGHTS

The table below sets forth for the Equity Fund certain financial data, other operating information and investment results for the predecessor Fund, which was acquired by the Company on February 13, 1998, expressed in one share outstanding throughout the period. The Financial Highlights contained in the table are derived from the financial statements audited (unless otherwise indicated) by Ernst & Young LLP, independent auditors for the predecessor Fund. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information which are incorporated herein by reference in the Statement of Additional Information.


                                                                                       Equity Fund*
                                                      Six Months      Year        Year       Year         Year   December 15,
                                                        Ended        Ended       Ended      Ended        Ended     1992 to
                                                     September 30,  March 31,   March 31,  March 31,    March 31,  March 31,
                                                         1997         1997        1996       1995         1994      1993(1)
                                                      (Unaudited)
Net Asset Value, Beginning of Period                   $  16.58        $  14.48    $  11.44    $  10.05    $  10.20    $  10.00
   Income From Investment Operations
   Net Investment Income                                   0.01            0.05        0.13        0.15        0.19        0.05
   Net Gains or Losses on Securities
     (both realized and unrealized)                        4.54            2.60        3.27        1.41       (0.14)       0.19
                                                           ----            ----        ----        ----       ------       ----
        Total From Investment Operations                   4.55            2.65        3.40        1.56        0.05        0.24
                                                           ----            ----        ----        ----        ----        ----

   Less Distributions
   Dividends (from net investment income)                 (0.01)          (0.05)      (0.13)      (0.15)      (0.20)      (0.04)
   Distributions (from capital gains)                      0.00           (0.50)      (0.23)      (0.02)       0.00        0.00
   Returns of Capital                                      0.00            0.00        0.00        0.00        0.00        0.00
                                                           ----            ----        ----        ----        ----        ----
        Total Distributions                               (0.01)          (0.55)      (0.36)      (0.17)      (0.20)      (0.04)
                                                         ------          ------      ------      ------      ------      ------

Net Asset Value, End of Period                         $  21.12        $  16.58    $  14.48    $  11.44    $  10.05    $  10.20
                                                       ========        ========    ========    ========    ========    ========

Total Return                                              27.46% (a)      18.35%      29.96%      15.74%       0.45%       2.45% (a)

Ratios/Supplemental Data
Net Assets, End of Period (000)                        $397,295        $309,669    $210,950    $149,233    $125,203    $ 74,720
Ratio of Expenses to Average Net Assets                    1.30% (b)       1.33%       1.09%       1.07%       0.54%       0.23% (b)
Ratio of Net Investment Income to Average Net Assets       0.08% (b)       0.32%       0.96%       1.47%       1.97%       2.40% (b)
Ratio of Expenses to Average Net Assets2                   1.55% (b)       1.58%       1.09%       1.35%       1.37%       1.43% (b)
Ratio of Net Investment Income to Average Net Assets2     (0.17%)(b)       0.07%       0.96%       1.19%       1.15%       1.20% (b)
Portfolio Turnover Rate                                   31.03%          37.08%      33.23%      20.54%       3.98%       0.00%
Average Commission Rate Paid3                          $ 0.0528        $ 0.0677          --          --          --          --


1  Period from Commencement of Operations.
2 During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
3 Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to March 31, 1997.
(a)Not Annualized
(b)Annualized
* Performance data relates to AMCORE Vintage Equity Fund, a corresponding predecessor Fund, which was acquired on February 13, 1998.

          INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS OF THE FUND


The Equity Fund's investment objective and policies are described below. There is no assurance that the Fund will be successful in achieving its investment objective. The investment objective of the Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as described in the Statement of Additional Information). The other policies of the Fund may be changed without a vote of the holders of a majority of Shares unless (1) the policy is expressly deemed to be a fundamental policy of the Fund or (2) the policy is expressly deemed to be changeable only by such majority vote.

The investment objective of the Equity Fund is long term capital appreciation. The Equity Fund will invest primarily in equity securities of mainly large capitalization companies with strong earnings potential and will strive for high over-all return while minimizing risk through the selection of a majority of quality dividend paying equity securities.

Under normal market conditions, the Equity Fund will invest substantially all, but in no event less than 75%, of its total assets in equity securities, which are defined as common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The remainder of the Equity Fund's assets may be invested in U.S. Government Obligations and repurchase agreements with respect thereto. The Equity Fund may also use call options on equity securities, as described below. Because the market value of fixed income securities, such as U.S. Government Obligations, can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

The Equity Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. In addition, the Equity Fund may invest, without limit, in any combination of U.S. Government Obligations, money market instruments and repurchase agreements referred to above when, in the opinion of the Advisor, it is determined that a temporary defensive position is warranted based upon current market conditions. The Equity Fund may also invest in securities of other investment companies including the other investment portfolios advised by IMG, as described more fully under "Other Investment Policies."

Subject to the foregoing limitations, the Equity Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs"). Ownership of unsponsored ADRs may not entitle the Equity Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments,  the  possible  imposition  of  withholding  taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. For additional information regarding the special risks associated with investments in foreign securities, see "INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS--FOREIGN INVESTMENTS" in the Statement of Additional Information.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. Government Obligations invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when IMG believes that the credit risk with respect thereto is minimal. The U.S. Government does not guarantee the market value of any security; therefore, the market value of the U.S. Government Obligations in the Fund's portfolio and of the Shares of the Fund can be expected to fluctuate as interest rates change.

ILLIQUID SECURITIES

The Fund may invest up to 10 percent of its net assets in illiquid securities. For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws, such as private placements), other securities without readily available market quotations (including options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities), and repurchase agreements maturing in more than seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to see certain restricted securities. A considerable period of time may elapse between the time of the decision to see a security and the time the Fund may be permitted to sell it under an effective registration statement. If during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that prevailing when it decided to sell.

REPURCHASE AGREEMENTS

Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers whom the Advisor deems creditworthy under guidelines approved by the Company's Board of Directors. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by IMG. In addition, securities subject to a repurchase agreement will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered to be loans collateralized by the underlying security under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS--Additional Information on Portfolio Instruments--REPURCHASE AGREEMENTS" in the Statement of Additional Information. The Fund may not enter into repurchase agreements if, as a result, more than 10 percent of the Fund's net asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable. (See "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS--Additional Information on Portfolio Instruments--ILLIQUID SECURITIES" in the Statement of Additional Information.)

REVERSE REPURCHASE AGREEMENTS

The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid high grade debt securities, such as U.S. Government Obligations, consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under he 940 Act. For further information about verse repurchase agreements, see "INVESTMENT OBJECTIVES, OLICIES AND RESTRICTIONS--Additional Information on Portfolio Instruments--REVERSE EPURCHASE AGREEMENTS" in the Statement of Additional Information.

FUTURES CONTRACTS AND RELATED OPTIONS

The Fund may invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Commission and thus will engage in such transactions solely for bona fide hedging purposes to manage risk associated with various portfolio securities and not for speculative purposes. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect the Fund from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated.
Similarly, it may be in the best interest of the Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified securities.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Fund. The Fund will not purchase or sell futures contracts (or related options thereon) if, immediately after purchase, the aggregate initial margin deposits and premiums paid by the Fund on its open futures and options positions, exceeds 5% of the liquidation value of the Fund after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered.

CALL OPTIONS

The Fund may write covered call options on securities owned by the Fund. Such instruments may also be referred to as equity derivatives. Derivatives generally are instruments whose value is derived from or related to the value of some other instrument, asset or specified benchmark, such as a specific stock or stock index. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. When the Fund writes a covered call option and such option is exercised, it will forgo the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, the Fund may enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund may effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal conditions, it is not expected that these Funds would permit the underlying value of its portfolio securities subject to such options to exceed 15% of net assets.

LENDING OF PORTFOLIO SECURITIES

From time to time in order to generate additional income, the Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time.

The Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Company and which IMG has determined are creditworthy under guidelines established by the Company's Board of Directors. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, the Fund will receive 100% collateral on loaned securities in the form of cash or U.S. Government Obligations. This collateral will be valued daily by IMG and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although the Fund does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to 15% of the value of the Fund's total assets.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued and purchase or sell securities on a delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

The Equity Fund's commitments to puchase when-issued securities will not exceed 5%, of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

OTHER INVESTMENT POLICIES

The Fund may also invest up to 5% of its total assets in another investment company, including the Government Assets, Liquid Assets, or Municipal Assets Funds, not to exceed 10% of the value of its total assets in the securities of other investment companies. In order to avoid the imposition of additional fees as a result of investing in Shares of the Government Assets, Liquid Assets, or Municipal Assets Funds, the Advisor and the Administrator (see "MANAGEMENT OF THE COMPANY--Investment Advisor", "MANAGEMENT OF THE COMPANY--Admini-strator", and "MANAGEMENT OF THE COMPANY--Distributor") will waive any portion of their usual service fees from that Fund that are attributable to investments therein by the Fund. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in mutual funds other than the Funds. Additional restrictions on the Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

The Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information).

The Equity Fund will not:

   1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

   2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a)there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b)wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c)utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

   3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

   4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

In addition to the above investment restrictions, the Fund is subject to certain other investment restrictions set forth in this Prospectus above or under "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS--Investment restrictions" in the Funds' Statement of Additional Information.

                               VALUATION OF SHARES

The net asset value of the Equity Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 3:00 p.m. Central Time) on each Business Day. As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares. The net asset value per share of the Equity Fund will fluctuate as the value of the Fund's investment portfolio changes.

The securities in the Equity Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method, which the Board of Directors believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

Shares of the Fund are sold on a continuous basis by the Company's Distributor, BISYS Fund Services Limited Partnership. The principal office of the distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Fund at (800)438-6375.

PURCHASES OF SHARES

Shares of the Fund are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares may also be purchased through AMCORE Investment Group, N.A., ("AIG"), which has entered into a shareholder agreement with the Distributor and servicing agreement with the Company. The minimum investment is generally $1,000 for the initial purchase of Shares and $50 for subsequent purchases. For purchases that are made in connection with 401(k) plans, 403(b) plans and other similar plans or payroll deduction plans, the minimum investment amount for initial and subsequent purchases is $25. In the case of such retirement plan investments, the minimum purchase amounts are not restricted to the purchase of Shares of one Fund. Thus, the $25 minimum amount may be spread among any of the Funds. (See "Auto Invest Plan" below for minimum investment requirements under the Auto Invest Plan).

Purchasers of Shares of the Fund will pay the next calculated net asset value per Share after the Distributor's receipt of an order to purchase Shares in good form ("public offering price") (see "Other Information Regarding Purchases" below).

PURCHASES BY MAIL

To purchase Shares of the Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the Fund to:

                           Vintage Mutual Funds, Inc.
                                  Dept. L-1392
                             Columbus, OH 43260-1392

An  Account   Application   form  can  be  obtained  by  calling  the  Funds  at
(800)438-6375. Subsequent purchases of Shares of the Fund may be made at any time by mailing a check payable to the Fund, to the above address.

PURCHASES BY TELEPHONE

Shares of the Fund may be purchased by calling the Funds at (800)438-6375, if your Account Application has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Funds at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

OTHER INFORMATION REGARDING PURCHASES

Shares may also be purchased through AIG. Shares of the Fund sold to AIG acting in a fiduciary or other similar capacity on behalf of customers will normally be held of record by AIG. With respect to Shares sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof by the Fund's custodian within the settlement requirements defined in the Securities Exchange Act of 1934. If payment is not received within the prescribed time periods or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. Any questions regarding current settlement requirements or electronic payment instructions should be directed to the Funds at (800)438-6375.

Purchases of Shares in the Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). The public offering price of the Fund will be the net asset value per Share (see "VALUATION OF SHARES") as determined on the Business Day the order is received by the Distributor, but only if the Distributor receives the order by the Valuation Time. Otherwise, the price will be determined as of the Valuation Time on the next Business Day. In the case of an order for the purchase of Shares placed through AIG, it is the responsibility of AIG to transmit the order to the Distributor promptly.

AIG determines its own arrangements for its clients to purchase and redeem Fund shares. AIG may establish higher minimum investment requirements than set forth above. It may arrange with its clients for other investment or administrative services. AIG may independently establish and charge additional amounts to its clients for such services, which charges would reduce the client's yield or return. AIG may also hold Fund shares positions in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from AIG. In the alternative, AIG may elect to establish its customers' accounts of record with the transfer agent for the Funds. AIG may aggregate its customers' purchases to satisfy the required minimums. AIG may receive compensation from the Fund's Shareholder Service Agent for recordkeeping and other expenses related to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through AIG. AIG may participate in a program allowing it access to its clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection AIG's material regarding its fees and services. Shareholders should also consider that AIG may offer services which may not be available directly from the Fund.

The Company reserves the right to reject any order for the purchase of the Fund's Shares in whole or in part including purchases made with foreign and third party checks.

Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of the Fund owned by the Shareholder. Sending confirmations for purchases and redemptions of Shares held by AIG on behalf of its Customers will be the responsibility of AIG. Share-holders may rely on these statements in lieu of certificates. Certificates representing Shares of the Funds will not be issued.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

An IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis. All IRA distribution requests must be made in writing to the Distributor. Any additional deposits to an IRA must distinguish the type and year of the contribution.

For more information on an IRA call the Fund at (800)438-6375. Shareholders are advised to consult a tax Advisor on IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

The Auto Invest Plan enables Shareholders of the Funds to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account, which will automatically be invested in Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments in the Fund is $25. Investments may be made on the 5th or 20th of each month, on the 5th and 20th of each month, or on the 20th of each quarter (Mar., June, Sept., Dec.). To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application, which can be acquired by calling
(800)438-6375. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

EXCHANGE PRIVILEGE

The Funds offer an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of the other Funds. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. Share exchanges will only be permitted where the Shares to be acquired may legally be sold in the investor's state of residence. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling the Funds at (800)438-6375 or by providing written instructions to the Funds. An investor should consult the Funds for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the exchange request to the Funds at the address listed under "Redemption By Mail" below. The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Distributor by the Valuation Time, on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. Shareholders wishing to make use of the Funds' exchange program must so indicate on the Account Application. This option will be suspended for a period of 30 days following a telephonic address change.

AUTO EXCHANGE

Auto Exchange enables Shareholders to make regular, automatic withdrawals from the Government Assets, Liquid Assets, or Municipal Assets Fund and use those proceeds to benefit from dollar-cost averaging by automatically making purchases of shares of another Fund. With shareholder authorization, the Company's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's Government Assets, Liquid Assets, or Municipal Assets Fund account and will automatically invest that amount in the Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Government Assets, Liquid Assets, or Municipal Assets account and maintain a minimum account balance of $1,000. To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Application Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the Vintage Mutual Funds, Inc., Dept. L-1392, Columbus, OH 43260-1392. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request in good order. Redemptions may ordinarily be requested by mail or by telephone.

All or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by AIG. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or AIG may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

REDEMPTION BY MAIL

A written request for redemption must be received by the Funds in order to honor the request. The Funds' address is: Vintage Mutual Funds, Inc., Dept. L-1392, Columbus, OH 43260-1392. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least
$100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Application. There is no charge for having redemption requests mailed to a designated bank account.

If the Company receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Company cannot execute the order. In such cases, the Company will request the missing information and process the order on the day such information is received.

REDEMPTION BY TELEPHONE

Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Application. Electronic payment requests may be made by the Shareholder by telephone to the Funds at (800)438-6375. For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, will vary depending on the receiving institution for each wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "Redemption by Mail" above. Neither the Distributor, the Transfer Agent, the Advisor nor the Company will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. This option will be suspended for a period of 10 days following a telephonic address change.

AUTO WITHDRAWAL PLAN

The Auto Withdrawal Plan enables Shareholders of the Fund to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100 and the Fund must maintain a $1,000 minimum balance. To participate in the Auto Withdrawal Plan, Shareholders should call (800)438-6375 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change the Auto Withdrawal instructions the request must be made in writing to the Distributor.

DIRECTED DIVIDEND OPTION

A Shareholder may elect to have all income dividends and capital gains distributions paid by check or reinvested in any of the Company's other Funds, (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Company at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in an IRA.

PAYMENTS TO SHAREHOLDERS

Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within the settlement requirements defined in the Securities Exchange Act of 1934 after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Company will attempt to honor requests from Shareholders for next day payments upon redemption of the Fund if received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 10 days or more. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account of such Shareholder has a value of less than $500. Before the Fund exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

See "ADDITIONAL PURCHASE AND REDEMPTION INFOR-MATION--Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Company may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The Equity Fund intends to declare its net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the ex-dividend date, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at Dept. L-1392, Columbus, Ohio 43260-1392 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a Shareholder's complete redemption of his or her Shares.

Dividends on each class of shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate shareholder and/or servicing fees (see "GENERAL INFORMATION -- Description of the Company and Its Shares").

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

The following discussion is intended for general information only. Investors should consult with their tax Advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law.

The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax. Dividends paid out of the Fund's taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. A portion of the Fund's income may consist of dividends paid by U.S. Corporations. Therefore, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the Shareholder has held the Fund's Shares. Dividends are generally treated in the same manner whether received in cash or reinvested in additional Fund Shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Fund will notify Shareholders of the tax status of dividends and distributions.

Investments in securities that are issued at a discount will result each year in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities. Such income generally will, however, have to be distributed to shareholders on a timely basis.

Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a taxable capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. In some cases, Shareholders will not be permitted to take sales charges into account in determining the amount of gain or loss realized on the disposition of their shares. See "ADDITIONAL INFORMATION--Additional Tax Information" in the Statement of Additional Information.

The Funds may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends and capital gain distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. FEDERAL income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

Distributions from the Funds may be subject to state and local taxes. Distributions of the Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by the Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in the Fund, including the application of state and local tax laws.

                            MANAGEMENT OF THE COMPANY

DIRECTORS OF THE COMPANY

Under the laws of the State of Maryland, the property, affairs and business of the Company and the Fund are managed by the Board of Directors. The Directors elect officers who are charged with the responsibility for the day-to-day operation of the Fund and the execution of policies formulated by the Directors.

The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. However, no officer or employee of Investors Management Group, Ltd., AMCORE Financial, Inc., or any of its subsidiaries, or BISYS Fund Services Limited Partnership, receives any compensation from the Company for acting as a Director of the Company. The officers of the Company (see the Statement of Additional Information) receive no compensation directly from the Company for performing the duties of their offices. Investors Management Group receives fees from the Funds for acting as investment advisor, administrator and for providing certain fund accounting services. BISYS Fund Services Limited Partnership receives fees from the Fund for acting as distributor and BISYS Fund Services, Inc. receives fees from the Fund for acting as transfer agent.

INVESTMENT ADVISOR

Investors Management Group, Ltd., ("IMG"), manages the investments and business affairs of the Company. IMG, a wholly owned subsidiary of AMCORE Financial Inc., is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa. Since then its principal business has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of February 28, 1998, IMG had approximately $3.6 billion in equity, fixed income and money market assets under management.

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund:

   JULIE A. O'ROURKE, CFA, VICE PRESIDENT AND EQUITY MANAGER. Ms. O'Rourke is a member of IMG's Investment Policy Committee. She has been with AMCORE Capital Management, Inc. (or a predecessor) since 1991 where she began her investment career. Ms. O'Rourke became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998. She has a B.S. from Rockford College, Rockford, Illinois. Other responsibilities include equity research and equity account management. She is chairperson of the Equity Research Committee.

   DARRELL C. THOMPSON, SENIOR VICE PRESIDENT AND SENIOR EQUITY MANAGER. Mr. Thompson is a member of IMG's Investment Policy Committee. He has been with AMCORE Capital Management, Inc. (or a predecessor) since 1973. Mr. Thompson became an employee of IMG effective with the acquisition of IMG by AMCORE Financial, Inc. in February 1998. He began his investment career in 1957. He has a B.S. from Southern Illinois University. He has been responsible for investment operations in the Equity Fund since its inception.

Subject to the general supervision of the Company's Board of Directors and in accordance with the Fund's investment objective and restrictions, IMG manages the investments of the Fund, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains the Fund's records relating to such purchases and sales.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Company, IMG receives a fee computed daily and paid monthly, at the annual rate of 0.75% of Equity Fund's average daily net assets. The investment advisory fees and administrative fees paid by the Equity Fund, absent fee waivers, are higher than those paid by most other investment companies. IMG may periodically waive all or a portion of its advisory fee and/or absorb certain expenses of the Fund or Class of Shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for the Fund or Class and increasing the overall yield to investors in the Fund or Class at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver or absorption of such fee or expenses will cause the yield of the Fund or Class to be higher than it would otherwise be in the absence of such a waiver.

ADMINISTRATOR

IMG is also the administrator for the Fund (the "Administrator"). The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its Management and Administration Agreement with the Fund, the Administrator receives a fee computed daily and paid periodically, calculated at an annual rate of 0.26% of the average daily net assets of the Fund. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of the Fund or Class available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of the Fund or Class to be higher than it would otherwise be in the absence of such a waiver.

DISTRIBUTOR

BISYS Fund Services Limited Partnership, serves as distributor and principal underwriter (the "Distributor") for the Company pursuant to a Distribution Agreement and a Distribution and Shareholder Services Plan. The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

EXPENSES AND PORTFOLIO TRANSACTIONS

The Advisor and the Administrator each bear all expenses in connection with the performance of their services as investment advisor and general manager and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, the Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Fund except that the Fund's Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Fund will be borne by the Fund. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Fund are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

The policy of the Fund regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, IMG effects transactions with those brokers and dealers whom IMG believes provide the most favorable prices and are capable of providing efficient executions. If IMG believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or IMG. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to IMG in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to IMG in carrying out its obligations to the Fund.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services. In order to cause the Fund to pay such higher commissions, IMG must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or IMG's overall responsibilities to the Fund. In reaching this determination, IMG will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

DISTRIBUTION PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which the Fund is authorized to pay or reimburse BISYS Fund Services Limited Partnership, as Distributor, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets the Fund. Such amount may be used to pay banks for administrative and shareholder services and to pay broker-dealers and other institutions for similar services, including distribution services (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between BISYS Fund Services Limited Partnership, and the Participating Organization.

As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organi-zations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of the Fund purchased and held by the Participating Organization for the accounts of its Customers and Shares of the Fund purchased and held by Customers of the Participating Organization, including, but not limited to, processing automatic investments of Participating Organization's Customer account cash balances in Shares of the Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, the Participating Organization may receive a monthly fee, computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares of the Fund held during the period in Customer accounts for which the Participating Organizations has provided services under this Agreement. The Distributor will be compensated by the Fund up to the amount of any payments it makes to Participating Organization under the Rule 12b-1 Agreement. Currently, it is intended that no such amounts will be paid under the Plan or the Rule 12b-1 Agreement by the Fund. However, IMG as Advisor and Administrator to the Company may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Company up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Company.

ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which the Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), including AMCORE Financial, Inc. and its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of the Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services.

The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Participating Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Fund, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company has entered into Servicing Agreements with Participating Organizations pursuant to which the Participating Organization has agreed to provide certain administrative support services in connection with Shares of the Fund owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from the Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the affiliate; (v) providing sub-accounting with respect to the Shares beneficially owned by the Participating Organization's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each Fund, has agreed to pay the Participating Organization a monthly fee, computed at an annual rate 0.25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Participating Organization has provided services under the Servicing Agreement. At present, the Company pays servicing fees on Equity Fund "T" Shares. The company may begin to pay Servicing Fees at any time without further notice to shareholders. IMG, as Advisor and Administrator, may supplement the Servicing Fees paid by the Company to the Participating Organization up to the maximum fee approved by the Services Plan without further notice to shareholders and at no cost to the Company.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Fund. If a participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences.

CUSTODIAN

Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006 serves as custodian for the Equity Fund's assets. Pursuant to the Custodian Agreement between the Company and Bankers Trust Company, Bankers Trust Company receives compensation from the Fund for such services in an amount equal to a designated annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent to the Fund pursuant to a Transfer Agency Agreement with the Fund and receives a fee for such services. See "MANAGEMENT OF THE COMPANY Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

                               GENERAL INFORMATION

DESCRIPTION OF THE COMPANY AND ITS SHARES

The Company is a Maryland corporation organized on November 16, 1994. The Company consists of several Funds organized as separate series of Shares. Each Share represents an equal proportionate interest in the Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors (see "Miscellaneous" below).

The Equity Fund was created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolio of the AMCORE Vintage Equity Fund, a series portfolio of The Coventry Group, a Massachusetts Business Trust. References herein to the "immediate predecessor" of the Fund refer to the respective portfolio or company which correspond to the Fund. Each Share of the Fund represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

"T" Shares of the Equity Fund are described in this Prospectus. "S" Shares of the Equity Fund, along with Shares of the Government Assets, Liquid Assets, Municipal Assets, Limited Term Bond, Bond, Income, Municipal Bond, Balanced, and Aggressive Growth Funds are offered in a separate Prospectus which may be obtained by calling the Fund at (800)438-6375 or writing to Dept. L-1392, Columbus, OH 43260-1392. Please read the Prospectus carefully before investing or sending money. "T" Shares of the Equity Fund are offered solely to fiduciary accounts of AMCORE Investment Group, N.A., over which AMCORE Investment Group, N.A. exercises investment discretion. All other shareholders of the Equity Fund are offered "S" Shares. If you do not qualify for Equity Fund "T" Shares, please call (800)438-6375 for a Vintage Equity Fund "S" Share Prospectus. Participating Organizations selling or servicing "S" Shares may receive different compensation. Shareholders are entitled to one vote for each full Share held and a proportionate fractional vote for any fractional Shares held, and will vote in the aggregate and not by series or class except as otherwise expressly required by law. For example, shareholders of the Fund will vote in the aggregate with other shareholders of the Company with respect to the election of Directors and ratification of the selection of independent auditors. However, shareholders of the Fund will vote as the Fund, and not in the aggregate with other shareholders of the Company, for purposes of approval of the Fund's investment advisory agreement, Plan and Services Plan.

Under the laws of the State of Maryland, the Company may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, in its discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Company has adopted provisions in its Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Company may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Directors or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Company's outstanding voting shares.

All consideration received by the Fund for shares of the Fund and all assets in which such consideration is invested, belong to the Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to the Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by such matter. Rule 18f-2 further provides that the Fund shall be deemed to be affected by a matter unless it is clear that the interests of the Fund in the matter are identical or that the matter does not affect the interest of the Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

PERFORMANCE INFORMATION

From time to time the Fund may advertise its average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield for the Fund will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Distribution rates will be computed by dividing the distribution per share made by the Fund over a twelve-month period by the maximum offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items, which are often non-recurring in nature, whereas yield does not include such items.

Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, sales literature and in reports to Shareholders.

Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by IMG or any of its affiliates with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted.

Additional information regarding the investment performance of the Fund is contained in the annual report of the Fund, which may be obtained without charge by writing or calling the Fund.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to the Fund by the Company's Board of Directors. The Board of Directors may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Directors of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of a Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of a Fund.

Inquiries regarding the Funds may be directed in writing to the Funds at Dept. L-1392, Columbus, Ohio, 43260-1392, or by calling toll free (800)438-6375.

                   Government Assets Fund ("S" and "T" Shares)

               Liquid Assets Fund ("S", "S2", "T" and "I" Shares)

                Municipal Assets Fund ("S", "T" and "I" Shares")

                         Vintage Limited Term Bond Fund

                                Vintage Bond Fund

                               Vintage Income Fund

                           Vintage Municipal Bond Fund

                              Vintage Balanced Fund

                    Vintage Equity Fund ("S" and "T" Shares)

                         Vintage Aggressive Growth Fund



         Each an Investment Portfolio of the Vintage Mutual Funds, Inc.


                       Statement of Additional Information

                                 March 23, 1998


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses for the Government Assets Fund ("S" and "T" Shares) ("Government Assets"), the Liquid Assets Fund ("S", "S2", "T" and "I" Shares) ("Liquid Assets"), the Municipal Assets Fund ("S", "T" and "I" Shares) ("Municipal Assets"), the Vintage Limited Term Bond Fund (the "Limited Term Bond Fund"), the Vintage Bond Fund (the "Bond Fund"), the Vintage Income Fund (the "Income Fund"), the Vintage Municipal Bond Fund (the "Municipal Bond Fund"), the Vintage Balanced Fund (the "Balanced Fund"), the Vintage Equity Fund ("S" and "T" Shares) (the "Equity Fund"), and the Vintage Aggressive Growth Fund (the "Aggressive Growth Fund") each dated the same date as the date hereof (the "Prospectus"), hereinafter referred to collectively as the "Funds" and singly, a "Fund". This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43129 or by calling 1-800-438-6375.

                                TABLE OF CONTENTS
                                                                         Page
GENERAL INFORMATION                                                       3

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS                          3
         Additional Information on Portfolio Instruments                  3
         Investment Restrictions                                          29
         Portfolio Turnover                                               33

NET ASSET VALUE                                                           34
         Valuation of the Government Assets, Liquid Assets
                  and Municipal Assets Funds                              34
         Valuation of the Variable NAV Funds                              35

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                            36
         Matters Affecting Redemption                                     36

MANAGEMENT OF THE COMPANY                                                 36
         Directors and Officers                                           36
         Investment Adviser                                               39
         Portfolio Transactions                                           41
         Banking Laws                                                     42
         Administrator                                                    43
         Distributor                                                      44
         Administrative Services Plan                                     47
         Custodian                                                        48
         Transfer Agency and Fund Accounting Services                     49
         Independent Auditors                                             50
         Legal Counsel                                                    50

ADDITIONAL INFORMATION                                                    50
         Description of Shares                                            50
         Shareholder Meetings                                             51
         Vote of a Majority of the Outstanding Shares                     52
         Additional Tax Information                                       53
         Additional Tax Information Concerning the Municipal  Assets
                  and Municipal Bond Funds                                54
         Yields and Total Returns of the Government Assets, Liquid
                  Assets and Municipal Assets Funds                       54
         Yields and Total Returns of the Variable NAV Funds               56
         Performance Comparisons                                          59
         Miscellaneous                                                    60

FINANCIAL STATEMENTS                                                      60

APPENDIX                                                                  62

                               GENERAL INFORMATION

         Vintage Mutual Funds, Inc. (the "Company") is an open-end management investment company which currently offers it shares in series representing ten investment portfolios: Government Assets, Liquid Assets, Municipal Assets, Limited Term Bond, Bond, Income, Municipal Bond, Balanced, Equity, and Aggressive Growth Funds (individually a "Fund" and collectively the "Funds"). The Company was organized on November 16, 1994 under the laws of Maryland. Shares of some of the Funds may also be issued in classes with differing distribution and shareholder servicing arrangements (a "Class"). Subject to the Class level expenses, each share of a Fund ("Shares") represents an equal proportionate interest in a Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund, subject to the class level expenses, as are declared at the discretion of the Directors. Investors Management Group, Ltd. ("IMG") acts as the Company's investment adviser and provides various other services to the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus. References to the "Variable NAV Funds" shall mean all of the Funds except the Government Assets, Liquid Assets, and Municipal Assets Funds.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objective and policies of the Funds as set forth in their respective Prospectuses.

         BANK OBLIGATIONS. Each Fund, with the exception of the Government Assets Fund, may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL  PAPER.  Commercial  paper consists of unsecured  promissory
notes  issued  by  corporations.   Issues  of  commercial  paper  normally  have
maturities of less than nine months and fixed rates of return.

         The Limited Term Bond, Bond, Income and Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase within the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). The Balanced , Equity and Aggressive Growth Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by an NRSRO. These Funds may also invest in commercial paper that is not rated but is determined by IMG under guidelines established by the Company's Board of Directors, to be of comparable quality.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Limited Term Bond, Bond, Income, Municipal Bond and Balanced Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. IMG will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         ILLIQUID SECURITIES. The Funds may invest in illiquid securities, which include restricted securities (privately placed securities) and other securities without readily available market quotations. However, a Fund will not acquire such securities and other illiquid securities or securities without readily available market quotations, such as repurchase agreements maturing in more than seven days, options traded in the over-the-counter market, and private issuer interest-only and principal-only stripped mortgage-backed securities, if as a result they would comprise more than 10 percent of the value of the Fund's net assets.

The Board of Directors has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the 10 percent limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), may be considered liquid. The Board of Directors has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations, and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days and other securities that are not readily marketable, are currently considered illiquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10 percent of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take steps as deemed advisable, if any, to protect liquidity.

         VARIABLE AND FLOATING RATE SECURITIES. Government Assets, Liquid Assets, Municipal Assets, Limited Term Bond, Bond, Income, Municipal Bond and Balanced Funds may acquire variable and floating rate securities, subject to such Fund's investment objective, policies and restrictions. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

         Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or similar notice at intervals of not more than one year. Securities with a demand feature exercisable over a period in excess of seven days are considered to be illiquid. (See "Illiquid Securities" above.) Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

         Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion, the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations owned by the Fund.

         U.S. GOVERNMENT OBLIGATIONS. The Government Assets Fund will invest exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities subject to its investment objective and policies (collectively, "U.S. Government Obligations"). The Liquid Assets and Municipal Assets Funds, as well as the Variable NAV Funds may also invest in U.S. Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when IMG believes that the credit risk with respect thereto is minimal.

         STRIPPED  TREASURY  SECURITIES.  The  Variable  NAV Funds may invest in certain U.S. Government Obligations referred to as "Stripped Treasury Securities." Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.

         Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         The U.S. Government does not issue Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

         CUBES,  like STRIPS,  are direct  obligations  of the U.S.  Government.
CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank's book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

         By agreement, the underlying debt obligations will be held separate from the general assets of the custodian and nominal holder of such securities, and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

         FOREIGN INVESTMENTS. The Limited Term Bond, Bond, Income, Balanced, Equity and Aggressive Growth Funds may, subject to their respective investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include American Depository Receipts ("ADRs") for the Balanced, Equity and Aggressive Growth Funds and Yankee Obligations (as described in the Prospectus) for the Limited Term Bond, Bond, Income, Balanced and Aggressive Growth Funds. Investment in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs may subject such Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

         Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         FUTURES CONTRACTS. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

         Successful use of futures by a Fund is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

         The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing position or to recover excess variation margin payments.

         CALL OPTIONS. The Bond, Balanced, Equity and Aggressive Growth Funds may write (sell) "covered" call options and purchase options to close out options previously written by them. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in IMG's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A Fund will write only covered call options. (In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options exceeds 15% of the market value of its net assets.)

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's Custodian. The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, IMG in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         PUT OPTIONS. The Municipal Bond Fund may acquire "puts" with respect to Municipal Securities held in its portfolio and the Limited Term Bond, Bond, Income and Balanced Funds may acquire "puts" with respect to debt securities held in their portfolios. A put is a right to sell or redeem a specified security (or securities) at a certain time or within a certain period of time at a specified exercise price. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity.

         The amount  payable to a Fund upon its  exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate that reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

         The Limited Term Bond, Bond, Income, Municipal Bond and Balanced Funds will, if necessary or advisable, pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         WHEN-ISSUED SECURITIES. As discussed in the Prospectuses of the Funds, each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of IMG to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

         When a Fund engages in when issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies, not for investment leverage.

         MORTGAGE-RELATED SECURITIES. The Limited Term Bond, Bond, Income and Balanced Funds may, consistent with their respective investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage
Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow Funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Limited Term Bond, Bond, Income and Balanced Funds may also invest in mortgage-related securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which these Funds may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Mortgage-related securities will be purchased only if they meet the rating requirements set forth for each Fund with respect to investments in debt securities of U.S. corporations or, if unrated, which IMG deems to present attractive opportunities and are of comparable quality.

         The Limited Term Bond, Bond, Income and Balanced Funds may invest a portion of their assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         OTHER ASSET-BACKED SECURITIES. The Limited Term Bond, Bond, Income and Balanced Funds may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of
Automobile Receivables or CARSSM) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDSSM). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

         Such securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by a Fund only if they meet the rating requirements set forth for each Fund with respect to investments in debt securities of U.S. corporations.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund, except the Government Assets, Liquid Assets and Municipal Assets Funds, may invest in securities issued by the other investment companies, including Shares of the Government Assets, Liquid Assets and Municipal Assets Funds. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. In order to avoid the imposition of additional fees as a result of investing in Shares of the Government Assets, Liquid Assets and Municipal Assets Funds, IMG will waive any portion of their advisory and administrative fees that are attributable to investments therein by another Fund. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance
Corporation and registered broker-dealers which IMG deems creditworthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectuses, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         SECURITIES LENDING. Each of the Funds may seek to increase its income by lending Fund securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange ("NYSE") and will be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Investment of the collateral underlying the Fund's securities lending activities will be limited to short-term, liquid debt securities. The Fund has the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed three days). During the existence of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed to be of good standing, and when the consideration which could be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30 percent of the value of any Fund's total assets.

         MUNICIPAL SECURITIES. Under normal market conditions, at least 80% of the net assets of the Municipal Assets and Municipal Bond Funds will be invested in Municipal Securities, the interest on which is exempt from the regular federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax imposed on non-corporate taxpayers.

         Municipal Securities include debt obligations issued by governmental entities to obtain Funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal individual income taxes and is not treated as a preference item for purposes of the federal alternative minimum tax.

         Other types of Municipal Securities which the Municipal Assets and Municipal Bond Funds may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Project Notes, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Municipal Assets and Municipal Bond Funds will not purchase municipal lease obligations.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Municipal Assets and Municipal Bond Funds may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and securities with the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Municipal Assets and Municipal Bond Funds. IMG will consider such an event in determining whether the Fund should continue to hold the obligation.

         An issuer's obligations for Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         LOW-RATED AND COMPARABLE UNRATED FIXED INCOME SECURITIES. The Limited Term Bond, Bond, Income and Balanced Funds may invest in below-Investment-Grade Securities. Below-Investment-Grade Securities (hereinafter referred to as "junk bonds" or "low-rated and comparable unrated securities") include (i) bonds rated below the fourth highest rating category by a nationally recognized statistical rating organization (an "NRSRO"); and (ii) unrated debt securities of comparable quality.

         Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate development to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than that of issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund's net asset value.

         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its Fund securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

         PAYMENT EXPECTATIONS. Low-rated and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments owned by the Funds and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. As a result, the Fund's asset value and the Fund's ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's securities. Market quotations are generally available on many low-rated and comparable unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

         NEW AND PROPOSED LEGISLATION. Legislation has been adopted and, from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such securities, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

         LIQUIDITY AND SERVICING AGREEMENTS. IMG's responsibilities as Advisor include the solicitation and approval of commercial banks selected as "Participating Banks" from which a Fund may purchase participation interests in short-term loans subject to Liquidity and Servicing Agreements or which may issue irrevocable letters of credit to back the demand repayment commitments of borrowers. A careful review of the financial condition and loan loss record of a prospective bank will be undertaken prior to the bank being approved to enter into a Liquidity and Servicing Agreement and, once approved, a Participating Bank's financial condition and loan loss record will be reviewed at least annually thereafter.

         The principal criteria which the Advisor will consider in approving, rejecting or terminating Liquidity and Servicing Agreements with Participating Banks will include a bank's (a) ratio of capital to deposits; (b) ratio of loan charge offs to average loans outstanding; (c) ratio of loan loss reserves to net loans outstanding; and (d) ratio of capital to total assets. Ordinarily, the Advisor will recommend that a Fund not enter into or continue a Liquidity and Servicing Agreement with any bank whose ratios (as described above) are less favorable than the average of all Iowa banks. The Advisor will also consider a bank's classified loan experience, historical and current earnings and growth trends, quality and liquidity of investments and stability of management and ownership. Typically, the Advisor will utilize a variety of information sources; including, annual audited financial statements, unaudited interim financial statements, quarterly reports of condition and income filed with regulatory agencies and periodic examination reports (if available) and reports of federally insured banks concerning past-due-loans, renegotiated loans and other loan problems.

         STUDENT LOAN TRUSTS. The Liquid Assets Fund is authorized to purchase Student Loan Certificates from one or more Student Loan Trusts. The Fund will only purchase Student Loan Certificates from Student Loan Trusts formed for the purpose of purchasing federally insured student loans originated and sold by banks subject to purchase, at the option of the Student Loan Trust, on no more than five business days' written notice. Student Loan Trusts are funded by the issuance and sale to the Fund of Student Loan Certificates which have an original maturity of no more than 397 days and which may be redeemed by the Fund upon not more than five business days' written notice to the issuing Student Loan Trust. The Fund is under no obligation to purchase Student Loan Certificates issued by any Student Loan Trust.

         The Fund's election to purchase Student Loan Certificates will be based upon the amount of funds available for investment, the investment yield borne by the Student Loan Certificates compared with yields available on other short-term liquid investments and upon the aggregate amount of Student Loan Certificates, commercial and industrial loans and participation interests therein owned by the Fund which may not exceed 80 percent of Fund assets. The yield to the Fund on Student Loan Certificates will be commensurate with current net yields on federally insured student loans. Presently, net of servicing and trust fees, such loans yield approximately the 91-day U.S. Treasury Bill rate plus 0.65 to
0.75 percent. Such fees will be paid out of the Student Loan Trust assets and no other fees will be paid directly or indirectly by the Fund.

         The Higher Education Act (the "Act") sets forth provisions establishing a program of (i) direct federal insurance to holders of student loans, and (ii) reimbursement to state agencies or private non-profit corporations administering student loan insurance programs of losses sustained in the operation of their programs (the "Federal GSL Program"). Under the Federal GSL Program, the Secretary of Education (the "Secretary") is authorized to enter into guarantee and interest subsidy agreements with the Iowa College Aid Commission, and similar organizations (collectively the "Agencies"). The Federal GSL Program provides for reimbursements to the Agencies for default claims paid by them, the payments of administrative cost allowances to the Agencies, advances for the Agencies' reserve funds and interest subsidy payments and Special Allowance Payments to the holders of qualifying student loans made pursuant to the Federal GSL Program.

         Pursuant to Section 428(c)(1)(A) of the Act, the Agencies have entered into guarantee agreements with the Secretary under which the respective Agencies operate a Guarantee Program, whereby the Secretary agrees to reimburse the Agencies in an amount equal to 80 percent of the amount expended by them in the discharge of their insurance obligations on the unpaid balance of principal and accrued interest with respect to loans guaranteed by the Agencies. The Act also authorizes the Secretary to enter into supplemental guarantee agreements whereby such federal reimbursement will be increased to a maximum of 100 percent of the amount expended by the agencies in the discharge of their insurance obligations. The supplemental guarantee agreements are subject to annual renegotiation and the Secretary is not authorized to renew them unless the Agencies' Guarantee Programs comply with all the terms of the supplemental guarantee agreements and all the provisions of applicable federal regulations.

         The Secretary and the Agencies have entered into interest subsidy agreements under Section 428 (b) of the Act whereby the Secretary agrees to pay interest subsidy payments to the holders of qualifying student loans for the benefit of students meeting certain requirements. To be eligible for federal reimbursement programs, such loans must be made by an "eligible lender" under the Agencies' Guarantee Program, which must meet requirements prescribed by the rules and regulations promulgated under the Act. The Trustee will be an eligible lender and will purchase only loans originated by eligible lenders.

         The Act, as amended in 1976, provides for Special Allowance Payments by the Secretary to holders of qualifying student loans such as the Trust. Special Allowance Payments are computed on the basis of the average of the bond equivalent rates of the 91-day U.S. Treasury Bills auctioned during the preceding quarter, and are provided as an inducement to lenders or holders of loans to compensate them for the difference between the interest rate carried by the student loan and the current commercial interest rates.

         The Student Loan Reform Act of 1993 made various changes to the Federal Guaranteed Student Loan Program. Effective October 1, 1993, Agencies are only required to guarantee student loans at 98 percent of the unpaid balance of principal and accrued interest on loans made after October 1, 1993. In addition, other changes were made relating to origination fees, borrower interest rates, technical revisions on how consolidated loans are treated and a limitation on the amount of guarantee fee that can be charged by Agencies. Commencing July 1, 1995, the lender yield for Guaranteed Student Loans disbursed after July 1, 1995, was reduced to the 90 day Treasury Bill rate plus 2.5 percent.

         The Student Loan Trusts from which the Fund purchases Student Loan Certificates have agreed that all student loans purchased by the Trust will be insured either directly by the Secretary or under the Federal GSL Program and will qualify for interest subsidy payments and Special Allowance Payments. Loans typically will be in amounts of $25,000 or less, repayable over a term of 15 years or less.

         At June 30, 1997, assets of the Fund included Student Loan Trust in the amount of $43,720,000 which was equal to 52.90 percent of Fund net assets. These Certificates have an original maturity of not more than 364 days and may be redeemed by the Fund upon not more than five business days' written notice to the Iowa Student Loan Trust. Proceeds from the issuance of Student Loan Certificates have been used by the Iowa Student Loan Trust to purchase federally insured student loans initiated by Iowa banks which may be required to purchase such loans from the Iowa Student Loan Trust on not more than five business days' written notice. In the event a bank was unable to honor its purchase commitment it would be necessary for the Iowa Student Loan Trust to seek other purchasers of the loans. Because such loans are federally insured and bear a variable interest rate the Fund believes that a ready market for them exists.

         GUARANTEED LOAN TRUSTS. The Liquid Assets Fund may purchase FmHA Certificates from one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of FmHA guaranteed loans ("FmHA Trusts"). Interest and principal payments of the FmHA Loans would accrue to the benefit of the Fund net of certain FmHA Trust fees and other fees payable to certain parties for servicing the FmHA Loans and arising out of the participation of the guaranteed portion of the FmHA Loans. Each FmHA Certificate will provide certain identifying information regarding the specific FmHA Loan acquired including the effective rate and reset provision. Each FmHA Certificate will also be redeemable upon not more than five business days' written notice by the Fund to the Trustee for an amount equal to the unpaid balance of the participated portion of the FmHA Loan and accrued interest due thereon. The redemption feature of the FmHA Certificates is backed by unconditional purchase commitments between the Trustee, and Participating Banks which require the banks to purchase such loans at par less a processing fee upon no more than five business days prior written notice. Such purchase commitments are unconditional and are operative whether the FmHA Loans are in default or experiencing difficulties. The unconditional purchase commitments by the Participating Banks are intended to provide liquidity for the FmHA Loans held by the FmHA Trust and beneficially owned by the Fund. Insofar as the unconditional commitment creates this liquidity, for purposes of Rule 2a-7 and the diversification requirements thereunder, the unconditional commitments are limited in amounts necessary to keep one Participating Bank from being obligated to purchase more than 25 percent of the total assets held by the Fund (as of the date of purchase of the FmHA Certificate), and 10 percent as to each additional Participating Bank.

         The sole purpose of the trust arrangement is to provide a convenient structure for servicing the FmHA Loans and to eliminate the premium risk that could arise if the Fund invested directly in the FmHA Loans and prepayment were to occur. The Board of Directors believes that the arrangement presents minimal credit risk and that the arrangement is a permissible investment. For purposes of Rule 2a-7, the Fund does not consider the FmHA Loans or the certificates evidencing ownership as illiquid and considers the arrangement with the participating banks as standby unconditional put commitments.

         FmHA guaranteed loans are originated by financial institutions, mostly commercial banks, as a direct loan to the borrower. The FmHA guaranteed loans acquired by the Fund will all have variable rates of interest which will rest no less frequently than semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. The FmHA, a division of the U.S. Department of Agriculture, is an independent agency of the United States Government and has the authority to grant the United States Government's full faith and credit guarantee on loans originated by commercial lenders. Through the Rural Development Act of 1972, the FmHA guaranteed loan program was enacted by Congress to help meet the financing needs of small businesses, farms and community facilities in rural areas. Guarantees are issued on loans obtained by those persons who meet FmHA criteria. Typically borrowers eligible for FmHA loans face a degree of financial stress which prevents them from qualifying for non-guaranteed credit based on the standards of commercial lenders. Applications for loan guarantees are submitted by the lender to the local FmHA county officer for approval. The application is reviewed by local officials to determine whether the borrower, lender and proposed loan meet program requirements. Loan terms are negotiated with the lender and the borrowers, but the terms must fall within FmHA guidelines. The FmHA will guarantee up to 90 percent of the total loan depending upon the loan's soundness.

         Under the FmHA Loan program, the guaranteed portion of FmHA loans may be participated, sold by the originating bank and traded in the secondary market. The Fund will only invest in the guaranteed portions of FmHA Loans which are so participated. While the most current government figures indicate the outstanding balance on guaranteed loans to be over $4 billion, it is estimated that approximately 20 percent of the total outstanding balance of guaranteed loans have actually been participated in the secondary market.

         The FmHA guaranty guarantees the repayment of principal and interest unconditionally and accrues to the benefit of the person owning the participated portion of the guaranteed FmHA loan. When the FmHA loans are sold the guaranty is assigned to the purchaser and is unconditional and irrevocable. All FmHA loans purchased by the Trust will be valued by the Fund at par.

         The trustee will communicate to the Fund's Investment Adviser the status of loan payments and delinquencies. In addition, Participating Banks, subject to the unconditional commitments to purchase the participated FmHA Loans, will be subject to on-going credit review by the Fund's Investment Adviser. To the extent that any of the banks deteriorate in credit quality from the standard set by regional banks with the highest credit ratings by NRSRO's the Investment Adviser will take action to replace such banks with another bank with an appropriate credit rating or if unrated, with a comparable credit quality based on the Investment Adviser's analysis.

         TAX-EXEMPT DEBT OBLIGATIONS USED BY THE MUNICIPAL ASSETS FUND. The Municipal Assets Fund invests in tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions, such obligations will be non-rated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. The issuer of the security may have a corresponding right to prepay the principal and accrued interest. In addition, all obligations with maturities longer than one year from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates.

         The time period covered by Liquidity Agreements may be shorter than the final maturity of the obligations covered thereby. At or before the expiration of such Liquidity Agreements, the Fund will seek to obtain either extensions thereof or replace them with new agreements and if unable to do so the Fund will exercise its rights under existing Liquidity Agreements to require that the obligations be purchased. Thus, at no time will the Fund's investments include obligations with maturities longer than one year unless the obligations bear interest rates subject to periodic adjustment at least semiannually and are subject to sale on seven calendar days notice under existing Liquidity Agreements.

         The only banks (the "Participating Banks") which will be permitted to sell participations in fixed and variable rate tax-exempt debt obligations of United States governmental units to the Fund (or to provide irrevocable letters of credit or guarantees to back the demand repurchase commitments of the issuers of such obligations) will be United States banks which have entered into irrevocable written agreements with respect thereto and have agreed to furnish to the Fund whatever financial information may be requested for purposes of evaluating the Participating Banks financial condition and capacity to fulfill its obligations to the Fund and to perform such servicing duties as may be mutually agreed to by the parties.

         The Fund's investments may include participation interests, purchased from Participating Banks, in fixed and variable rate tax-exempt debt obligations (including industrial development bonds hereinafter described) owned by the banks. A participation interest gives the Fund an undivided interest in the tax-exempt obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and carries a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of the Participating Bank which issued the participation. The Fund has the right to liquidate the participation, in whole or in part, by drawing on the letter of credit or guarantee of the Participating Bank which issued the participation. The Fund has the right to liquidate the participation, in whole or in part, by drawing on the letter of credit on demand, after seven calendar days' notice, for all or any part of the principal amount of the Fund's participation, plus accrued interest.

         The Fund intends to exercise its rights under Liquidity Agreements only: (1) upon default in the terms of the tax-exempt debt obligations covered thereby; (2) to provide the Fund with needed liquidity to cover redemptions of Fund shares; or (3) to insure that the value of the Fund's investment portfolio does not vary materially from the amortized cost thereof. Participating Banks have no contractual obligation to offer participations to the Fund, and the Fund is not obligated to purchase or resell any participations offered or sold by Participating Banks. The Liquidity Agreements govern the obligations of the parties as to securities or participations actually purchased by the Fund.

         The financial condition and investment and loan loss record of all banks seeking to sell participations in fixed and variable rate tax-exempt debt obligations to the Fund (or to provide letters of credit or guarantees to back the demand repurchase commitments of the issuers of such obligations) will be carefully evaluated by the Advisor, based upon guidelines established by the Board of Directors, prior to the execution of a Liquidity Agreement by a Participating Bank and periodically thereafter. Purchased obligations will bear interest at or above current market rates and the rates borne by obligations with maturities longer than one year will be adjustable at least semi-annually to reflect changes in market rates subsequent to issuance of the securities. It is anticipated that the tax-exempt debt obligations purchased or participated in by the Fund will be those traditionally acquired by United States banks. These include both general obligation and revenue bonds issued for a variety of public purposes such as the construction of a wide range of facilities including schools, streets, water and sewer works, highways, bridges, and housing. Also included are bonds issued to refund outstanding obligations, to obtain funds for general operating purposes and to lend to other public institutions and facilities. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. Revenue generating facilities such as parking garages, airports, sports and convention complexes and water supply, gas, electricity, and sewage treatment and disposal systems are financed through issuance of tax-exempt debt obligations as well.

         Tax-exempt debt obligations are normally categorized as "general obligation" or "revenue" issues. General obligations are secured by a pledge of the full taxing power of the issuer while revenue obligations are payable only from revenues generated by a facility or facilities, a specified source of tax or other revenues or, in the case of industrial development bonds, from lease rental or loan payments made by a commercial or industrial user of the facilities. Revenue obligations do not generally carry the pledge of the credit of the issuer.

         Short-term tax-exempt debt obligations usually mature in less than two years, are typically general obligations of the issuer and most often issued in anticipation of receipts to be realized from tax collections or the sale of long-term bonds. Project Notes are issued by local agencies under a program administered by the United States Department of Housing and Urban Development and are secured by the full faith and credit of the United States.

         From time to time the Fund may invest 25 percent or more of its assets in tax-exempt debt obligations, or participations therein, sufficiently similar in character that an economic, business or political development or change affecting one such security would also affect the other securities. Examples might be securities whose principal and interest payments are dependent upon revenues derived from similar projects or whose issuers are located in the same state. In addition, investments in tax-exempt debt obligations of issuers may from time to time become concentrated within a single state, and the Fund may also invest 25 percent or more of its assets in industrial development bonds or participations therein.

         For entering into a Liquidity Agreement, a Participating Bank will retain a service and letter of credit fee in an amount equal to the excess of the interest paid on the tax-exempt obligations above the negotiated yield at which the instruments were purchased by the Fund. Such fees may be adjusted if adjustments are made in the interest rate paid on the tax-exempt obligations. Each Participating Bank executing a Liquidity Agreement must be approved by the Board of Directors of the Fund prior to, or at the next quarterly Board meeting following, such executions. See "Liquidity and Servicing Agreements" above for a discussion of the criteria to be used in selecting Participating Banks. The Board of Directors will review all Participating Banks and Liquidity Agreements quarterly in an effort to assure continued liquidity and high quality in the Fund's portfolio.

INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions and are in addition to the investment restrictions set forth in the Prospectus. Under these restrictions a Fund may not:

         1. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds;

         3. Purchase or sell real estate (although investments by the Equity Fund and the Income Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction);

         The Bond Fund has also adopted the following fundamental investment restrictions. The Bond Fund may not:

         1. Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of the Fund's net assets at the time the borrowing is incurred; provided, however, that the Fund may enter into transactions in options, futures and options on futures. The Fund will not purchase securities when borrowings exceed 5 percent of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

         2. Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with investment objectives and policies, (ii) enter into repurchase agreements, and (iii) lend Fund securities against collateral (consisting of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) equal at all times to not less than 100 percent of the value of the securities loaned provided no such loan may be made if as a result the aggregate of such loans of the Fund's securities exceeds 30 percent of the value of the Fund's total assets.

         3. Issue senior securities, bonds or debentures.

         4. Invest in the securities of a company for the purpose of exercising control or management.

         5. Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

         6. Concentrate  investments  in  any  industry.   However, the Fund may
invest up to 25 percent of the value of its total assets in any one industry.

         The Liquid Assets Fund has also adopted the following fundamental investment restrictions. The Liquid Assets Fund may not:

         1. Invest more than 80 percent of its total assets in loans and/or loan participations purchased from Participating Banks, Student Loan Certificates and/or FmHA Certificates;

         2. Pursuant to Rule 22-7 invest more than 25 percent of its total assets in loan participations purchased from, or loans backed by letters of credit issued by, one Participating Bank and 10 percent for each Participating Bank thereafter (determined as of the date of purchase);

         3. Invest with a view to exercising control or influencing management;

         4. Invest more than ten percent of the value of its total assets in securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization, subject to Section 12(d)(1) of the Investment Company Act of 1940;

         5. Purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities;

         6. Make short sales of securities or maintain a short position or write purchase or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof;

         7. Make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in loans and/or loan participations purchased from Participating Banks, Student Loan Certificates and/or FmHA Certificates, as described in (1) above, and may make the investments, and enter into repurchase agreements, as described under "Investment Objectives, Policies and Restrictions";

         8. Borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding ten percent of its total assets, nor purchase securities at any time borrowings exceed five percent of the Fund's total assets;

         9. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings outlined in (8) above and then securities mortgaged, hypothecated or pledge may not exceed five percent of the Funds' total assets taken at market value;

         10. Invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, loans, loan participations purchased from Participating Banks and Student Loan and FmHA Certificates) or for which no ready market exists;

         11. Purchase loan participations other than from banks which have entered into a Liquidity and Servicing Agreement and which have a record, together with predecessors, of at least five years of continuous operation;

         12. Enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven calendar days; and

         13. Purchase loan participations from any Participating Bank if five percent or more of the securities of such Bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such Participating Bank.

         The Municipal Assets Fund has also adopted the following fundamental investment restrictions. The Municipal Assets Fund may not:

         1. Invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements;

         2. Pursuant to Rule 2a-7 invest more than 25 percent of its total assets in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by one Participating Bank and 10 percent for each Participating Bank thereafter;

         3. Invest with a view to exercising control or influencing management;

         4. Invest more than ten percent of the value of its total assets in securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization, subject to Section 12(d)(1) of the Investment Company Act of 1940;

         5. Purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities;

         6. Make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the Fund), calls, straddles, spreads or combinations thereof;

         7. Make loans to other persons, provided the Fund may make investments and enter into repurchase agreements;

         8. Borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding ten percent of its total assets, nor purchase securities at any time borrowings exceed five percent of its total assets;

         9. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings outlined in (8) above and then securities mortgaged, hypothecated or pledged may not exceed five percent of the Fund's total assets taken at market value;

         10. Invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity Agreements) or for which no ready market exists;

         11. Enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with its predecessors, of at least five years of continuous operation;

         12. Enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven calendar days; and

         13. Enter into Liquidity Agreements with any Participating Bank if five percent or more of the securities of such Bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such Participating Bank.

         The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. A Fund may not:

         1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 10% of that Fund's net assets.

         2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

         3. Engage in any short sales;

         4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Equity Fund and the Income Fund in marketable securities of companies engaged in such activities are not prohibited in this restriction);

         5. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) a Fund may invest in other investment companies, including other Funds for which IMG acts as adviser, as specified in the Prospectus subject to such restrictions as may be imposed by the 1940 Act or any state laws.

         6. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof.

         7. With respect to the Limited Term Bond, Bond, Income, Balanced, Equity and Aggressive Growth Funds, invest more than 5% of total assets in securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Portfolio Turnover
------------------

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         Portfolio turnover for any of the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

         Because the Government Assets, Liquid Assets and Municipal Assets Funds intend to invest entirely in securities with maturities of less than 397 days and because the Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to each of the Government Assets, Liquid Assets and Municipal Assets Funds is expected to be zero percent for regulatory purposes.

                                 NET ASSET VALUE

         As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading, the Federal Reserve Bank of Chicago is open, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or Federal Reserve Bank of Chicago are closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Valuation of the Government Assets, Liquid Assets and Municipal Assets  Funds
----------------------------------------------------------------------  -----

         The Government Assets, Liquid Assets and Municipal Assets Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Government Assets, Liquid Assets and Municipal Assets Funds would receive if they sold the instrument. The value of securities in the Government Assets, Liquid Assets and Municipal Assets Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Government Assets, Liquid Assets and Municipal Assets Funds will maintain a dollar-weighted average portfolio maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase securities with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Directors promptly consider what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Government Assets Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

Valuation of the Variable NAV Funds
-----------------------------------

         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in IMG's best judgment under the supervision of the Company's Board of Directors.

         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Variable NAV Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Company may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Company under the general supervision of the Company's Board of Directors. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Matters Affecting Redemption
----------------------------

         Shares in each of the Company's Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership, (the "Distributor") which has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by the Distributor in compliance with broker/dealers, banks, investment advisory firms and other financial institutions ("Participating Organizations") which may include affiliates of AMCORE Financial, Inc., the owner of IMG. Customers purchasing Shares of the Funds may include officers, directors, or employees of AMCORE or its affiliates.

         The Company may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Company, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

         The Company may redeem Shares of each of the Funds involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act. See "NET ASSET VALUE" in this Statement of Additional Information.

                            MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------

          Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

         Directors and Officers, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person", as defined in the Investment Company Act, is indicated by an asterisk.

     Karen Branding, age 38, Director.
     Chairman, President & CEO, Busch Creative Services Corporation, a marketing and creative services subsidiary of Anheuser-Busch, 1992 to present.

     *Jay Evans, age 55, Treasurer.
     President and Chief Investment Officer, Investors Management Group

     Lu Farber, age 48, Director.
     Sole Proprietor, Tyler Associates, a strategic planning, reengineering and organizational change consulting firm, from 1996 to present; Executive V.P. & Sr. Trust Executive, Key Trust Company of the Northwest, from 1993 to 1996.

     Barbara P. Hazlehurst, age 50, Director.
     President,   William  R.  Powers  Advertising,  a  Des  Plaines,  IL  based advertising firm, from 1983 to present.

     William J. Howard, age 51, Director.
     Attorney at Brassfield, Cowen & Howard from 1973 to present.

     Debra Johnson, age 36, Director.
     Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.

     Fred Lorber, age 74, Director.
     Consultant at B. F. & Q., a manufacturer of textiles from 1996 to present; President, Lortex, Inc., from 1984 to 1996.

     *Mark A. McClurg, age 45, Vice President.
     Vice President and Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

     *David W. Miles, age 40, President.
     Treasurer and Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

     Ruth L. Prochaska, age 45, Secretary.
     Controller/Compliance Officer and Secretary, Investors Management Group, and IMG Financial Services, Inc.

     Edward J. Stanek, age 50, Director.
     CEO, Iowa Lottery, a government operated lottery.

     * John G. Taft, age 43, Director.
     President & CEO, Dougherty Summit Securities LLC, from 1997 to present; President & CEO, Voyageur Asset Management LLC, from 1991 to 1997.

     Steven Zumbach, age 48, Director.
     Attorney at Belin, Lamson, McCormick, Zumbach, Flynn from 1977 to present.

     The address for Messrs. Miles, McClurg, and Ms. Prochaska is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

     As of the date hereof, Officers and Directors beneficially owned no more than 1 percent of the shares of common stock of the Fund.

     Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the Advisor do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Funds who are not so affiliated with the Advisor receive an annual retainer fee and $500 for each Board of Directors meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.

                                                COMPENSATION TABLE
(1)                        (2)                   (3)                   (4)              (5)
Name of Person,            Aggregate             Pension or            Estimated        Total Comp-
Position                   Compensation          Retirement Bene-      Annual Bene-     ensation
                           From Registrant       fits Accrue as        fits Upon        From Regis-
                                                 Part of Fund          Retirement       trant and
                                                                       Expenses         and Fund
                                                                                        Complex
                                                                                        Paid to
                                                                                        Director
--------------------------------------------------------------------------------------------------
Lu Farber                         $0                    $0             $0                 $0
Director

William J. Howard                  0                     0              0                  0
Director

Steven Zumbach                     0                     0              0                  0
Director

Barbara P. Hazelhurst              0                     0              0                  0
Director

Edward J. Stanek               1,000                     0              0              1,000
Director

Fred Lorber                        0                     0              0                  0
Director

John G. Taft                       0                     0              0                  0
Director

Karen Branding                     0                     0              0                  0
Director

Debra L. Johnson               1,000                     0              0              1,000
Director

Investment Advisor
------------------

         Investment advisory services are provided by IMG, Des Moines, Iowa, pursuant to an Investment Advisory Agreement dated as of February 13, 1998 (the "Investment Advisory Agreement").

         Under the Investment Advisory Agreement, the Advisor has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays IMG a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of 0.40% for the Government Assets Fund, of 0.35% for the Liquid Assets and Municipal Assets Funds, of 0.60% for the Limited Term Bond, Income, and Municipal Bond Funds, of 0.55% for the Bond Fund, of 0.75% for the Balanced and Equity Funds, and 0.95% for the Aggressive Growth Fund. IMG may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

         The total investment advisory fees earned by the previous advisor, AMCORE Capital Management, Inc., ("AMCORE"), for the last three fiscal years by the respective predecessor Funds are as follows:

              PREDECESSOR FUND
FOR FISCAL YEARS ENDED MARCH 31                 1995         1996         1997
AMCORE Vintage U.S. Government Fund           $228,531     $307,937     $602,877
AMCORE Vintage Fixed Total Return Fund 1                   $243,794     $306,666
AMCORE Vintage Fixed Income Fund              $519,120     $471,823     $528,149
AMCORE Vintage Intermediate Tax-Free Fund      $93,944     $116,481     $259,581
AMCORE Vintage Balanced Fund 2                             $101,842     $139,017
AMCORE Vintage Equity Fund                  $1,023,315   $1,328,833   $1,837,312
AMCORE Vintage Aggressive Growth Fund 3                     $81,829     $356,135

         The total investment advisory fees waived or assumed by the previous advisor, AMCORE Capital Management, Inc., ("AMCORE"), for the last three fiscal years by the respective predecessor Funds are as follows:

              PREDECESSOR FUND
FOR FISCAL YEARS ENDED MARCH 31                 1995         1996         1997
AMCORE Vintage U.S. Government Fund           $228,530     $253,524           $0
AMCORE Vintage Fixed Total Return Fund 1                         $0           $0
AMCORE Vintage Fixed Income Fund                    $0           $0           $0
AMCORE Vintage Intermediate Tax-Free Fund      $93,908      $95,510           $0
AMCORE Vintage Balanced Fund 2                                   $0           $0
AMCORE Vintage Equity Fund                        $501           $0           $0
AMCORE Vintage Aggressive Growth Fund 3                          $0           $0

1 From commencement of operations on June 15, 1995
2 From commencement of operations on June 1, 1995
3 From commencement of operations on September 29, 1995

         The total investment advisory fees earned by Investors Management Group, ("IMG"), for the last three fiscal years by the respective predecessor Funds are as follows:

              PREDECESSOR FUND
FOR FISCAL YEARS ENDED JUNE 30        1995              1996             1997
Liquid Assets Fund                  $374,773          $444,793         $428,125
Municipal Assets Fund                $52,311           $43,217          $51,871

         The total investment advisory fees waived or assumed by Investors Management Group, ("IMG"), for the last three fiscal years by the respective predecessor Funds are as follows:

              PREDECESSOR FUND
FOR FISCAL YEARS ENDED JUNE 30      1995              1996             1997
Liquid Assets Fund                   $0                $0               $0
Municipal Assets Fund                $0                $0          $31,087

         The total investment advisory fees earned by Investors Management Group, ("IMG"), for the last three fiscal years by the respective predecessor Funds are as follows:

              PREDECESSOR FUND
FOR FISCAL YEARS ENDED APRIL 30      1995              1996             1997
IMG Bond Fund 1                                      $15,625          $23,870

1 From commencement of operations on July 7, 1995

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund until February 2000 and from year to year thereafter, if such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of that Fund, or by IMG. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that IMG shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of IMG in the performance of its duties, or from reckless disregard by IMG of its duties and obligations thereunder.

Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement, IMG determines, subject to the general supervision of the Board of Directors of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, IMG, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         The Company, on behalf of the Funds, will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with AMCORE Investment Group, N.A. the Distributor, or their affiliates, and will not give preference to AMCORE Investment Group, N.A. correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by IMG. Any such other Fund, investment company or account may also invest in the same securities as the Company on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of more than one Fund or a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which IMG believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, IMG may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, IMG will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of AMCORE its parent or its subsidiaries or affiliates and, in dealing with its customers, AMCORE, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

         Total brokerage commissions paid during the last three fiscal years by the respective predecessor Funds are as follows:

              PREDECESSOR FUND
FOR FISCAL YEARS ENDED MARCH 31          1995            1996            1997
AMCORE Vintage Balanced Fund                             $9,625         $28,496
AMCORE Vintage Equity Fund             $132,486        $214,078        $290,166
AMCORE Vintage Aggressive Growth Fund                   $28,295         $83,370

 None of such commissions were paid to any affiliate of the Funds, AMCORE or AMCORE Investment Group, N.A.

Banking Laws
------------

         IMG, AMCORE Investment Group N.A. and their brokerage affiliates believe that they possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, and Rule 12b-1 Agreement described below without violation of applicable statutes and regulations. IMG, AMCORE Investment Group N.A. and their brokerage affiliates have been advised by its counsel that, while the question is not free from doubt, such laws should not prevent IMG, AMCORE Investment Group N.A. and their brokerage affiliates from providing the services required of it under the Rule 12b-1 Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict IMG, AMCORE Investment Group N.A. or their brokerage affiliates from continuing to perform such services for the Funds. Depending upon the nature of any changes in the services which could be provided by IMG, AMCORE Investment Group N.A. or their brokerage affiliates the Board of Directors of the Company would review the Funds' relationship with IMG or AMCORE Investment Group N.A. and consider taking all action necessary in the circumstances.

          Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of IMG, AMCORE Investment Group, N.A. and their brokerage affiliates and/or its affiliated and correspondent banks in connection with Customer purchases of Shares of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Company's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         IMG serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated October 30, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Advisor under the Investment Advisory Agreement, the Custodian under the Custodian Agreement, the Transfer Agency Agreement and Fund Accounting Agreement.)

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Funds with the Fund's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assists in all aspects of the Funds' operations other than those performed by IMG under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement, by the Distributor under the Distribution Agreement, and by the Transfer Agent under the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of (1) a fee calculated daily and paid periodically, at the annual rate equal to 0.06% of the average daily net assets of the Liquid Assets and Municipal Assets Fund, 0.21% of the average daily net assets of the Government Assets Fund, and 0.26% of the average daily net assets for all other Vintage Mutual Funds or (2) such other fee as may be agreed upon in writing by the Company and the Administrator. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

         Unless  sooner  terminated  as  provided  therein,  the  Administration
Agreement will continue in effect until October 30, 1999. The Administration Agreement thereafter shall be renewed automatically for successive annual terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Company's Board of Directors or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

         BISYS Fund Services Limited Partnership serves as distributor to the Funds pursuant to the Distribution Agreement dated February 13, 1998, (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect until February 13, 2000, if such continuance is approved at least annually (i) by the Company's Board of Directors or by the vote of a majority of the outstanding Shares of the Funds and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS Fund Services Limited Partnership solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Company, but may receive compensation under the Distribution and Shareholder Service Plan described below.

         The Distributor received $30,080 in commissions on the AMCORE Vintage Equity Fund, predecessor to the Equity Fund, for the fiscal year ended March 31, 1995, of which it retained $5,751 after dealer reallowances. The Distributor received no commissions on sales of the AMCORE Vintage Fixed Income Fund, predecessor to the Income Fund, or the AMCORE Vintage Intermediate Tax-Free Fund, predecessor to the Municipal Bond Fund for the fiscal year ended March 31, 1995. The Funds are no longer sold subject to commissions and no commissions were received by the Distributor for the fiscal years ended March 31, 1996 and March 31, 1997.

         As described in the Prospectus, the Company has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations.

         As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by the Participating Organization for the accounts of its Customers and Shares of a Fund purchased and held by Customers of the Participating Organization, including, but not limited to, processing automatic investments of Participating Organization's Customer account cash balances in Shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, the Participating Organization may receive a monthly fee, computed at an annual rate of the average aggregate net asset value of the Shares of the Fund held during the period in Customer accounts for which the Participating Organization has provided services under this Agreement. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organization under the Rule 12b-1 Agreement. The maximum fee is 0.50% on "S" Shares of Liquid Assets and 0.25% on all other Classes and Funds. Currently, such fees are limited to 0.40% for "S" Shares of Liquid Assets, 0.15% for "S2" Shares of Liquid Assets, 0.15% for "S" Shares of Municipal Assets and 0.00% for all other Classes and Funds. However, IMG as Advisor and Administrator to the Company may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Company up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Company.

         As required by Rule 12b-1, the Plan was approved by the shareholders of each Class of Shares of a Fund and by the Board of Directors, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Shares of the Fund. The Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. For so long as the Plan is in effect, selection and nomination of the Independent Directors shall be committed to the discretion of such disinterested persons.

         All agreements with any person relating to the implementation of the Plan may be terminated, with respect to a Fund, at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors, and (ii) by the vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

         The Board of Directors of the Company believes that the Plan is in the best interests of each of the Funds to which it applies since it encourages Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         For the fiscal year ended March 31, 1997, no distribution fees were paid by AMCORE Vintage U.S. Government Assets Fund, AMCORE Vintage Fixed Total Return Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund, AMCORE Vintage Balanced Fund, AMCORE Vintage Equity Fund and AMCORE Vintage Aggressive Growth Fund, predecessors to the Government Assets, Limited Term Bond, Income, Municipal Bond, Balanced, Equity and Aggressive Growth Funds, respectively. For the fiscal year ended June 30, 1997, Liquid Assets Fund, Inc., predecessor to the Liquid Assets Fund, paid distribution fees in the amount of $1,239,511; and Municipal Assets Fund, Inc., predecessor to the Municipal Assets Fund, paid distribution fees in the amount of $50,758. For the fiscal year ended April 30, 1997, the IMG Bond Fund, predecessor to the Bond Fund, paid distribution fees in the amount of $5,594.

Administrative Services Plan
----------------------------

         The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), which may include AMCORE Financial, Inc., its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services.

         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Participating Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

         As authorized by the Services Plan, the Company has entered into Servicing Agreements with Participating Organizations pursuant to which the Participating Organizations has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Participating Organization's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each Fund, has agreed to pay each Participating Organization a monthly fee, computed at an annual rate of 0.25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Participating Organization has provided services under the Servicing Agreement. At present, the Company pays servicing fees on the Classes or Funds as follows: 0.25% annually on the "S" Shares of Equity, Liquid Assets and Municipal Assets Funds, and 0.15% each on the "T" Shares of the Liquid Assets and Municipal Assets Funds. No Servicing fees are paid by the Company on the other Vintage Funds or Classes offered by this Prospectus, although it may begin to do so at any time without further notice to shareholders. IMG, as Advisor and Administrator, may supplement the Servicing Fees paid by the Company to the Participating Organization up to the maximum fee approved by the Services Plan without further notice to shareholders and at no cost to the Company.

         The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences.

Custodian
---------

         Bankers Trust Company, New York, New York, serves as custodian (the "Custodian") for the Government Assets, Limited Term Bond, Bond, Income, Municipal Bond, Balanced, Equity and Aggressive Growth Funds pursuant to the Custodian Agreement between the Company and the Custodian (the "Custodian Agreement"). AMCORE Investment Group, N.A., Rockford, IL serves as custodian (the "Custodian") for the Liquid Assets and Municipal Assets Funds pursuant to the Custodian Agreement between the Company and the Custodian (the "Custodian Agreement") The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

         Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 60 days' advance written notice to the other party. Notwithstanding the foregoing, the Custodian Agreement, with respect to a Fund, must be approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and a majority of the Directors who are not parties to the Custodian Agreement or interested persons (as defined in the 1940 Act) of any party to the Custodian Agreement ("Disinterested Persons") by votes cast in person at a meeting called for such purpose.

Transfer Agency and Fund Accounting Services
--------------------------------------------

         IMG also serves as the Funds' transfer agent (the "Transfer Agent") to "S" Shares of the Government Assets Fund, "S", "S2" and "I" Shares of the Liquid Assets Fund, and "S" and "I" Shares of the Municipal Assets Fund, pursuant to a Transfer Agency Agreement dated October 30, 1997. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 serves as transfer agent (the "Transfer Agent") for all other Funds pursuant to a Transfer Agency Agreement dated October 30, 1997. Pursuant to such Agreements, the Transfer Agent, among other things, performs the following services in connection with each of the Funds' Shareholders of record: maintenance of shareholder records for each of the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record and out-of-pocket expenses.

         In addition, IMG provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated February 13, 1998. IMG receives a fee from each Fund for such services equal to a fee computed daily and paid periodically at an annual rate of 0.03% of that Fund's average daily net assets. Under such Agreement, IMG maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.


Independent Auditors
--------------------

         KPMG Peat Marwick LLP, P.O. Box 772, Des Moines, Iowa 50309, has been selected as independent auditors for the Company for the fiscal year ended March 31, 1998. KPMG Peat Marwick LLP will perform an annual audit of the Funds' financial statements and provide other services related to filings with respect to securities regulations. Reports of their activities will be provided to the Company's Board of Directors.

Legal Counsel
-------------

         Cline, Williams, Wright, Johnson & Oldfather, 233 S. 13th, Suite 1900, Lincoln, Nebraska 68508, is counsel to the Company.


                             ADDITIONAL INFORMATION

Description of Shares
---------------------

         The Company is a Maryland corporation, organized on November 16, 1994. The Company's Articles of Incorporation are on file with the Secretary of State of Maryland. The Articles of Incorporation authorize the Board of Directors to issue 100,000,000,000 shares, with a par value of $0.001 per share. The Company consists of several funds organized as separate series of shares. Some series are further divided presently in up to four additional "classes" of shares which bear differing class level fees. Additional classes of a series may be authorized in the future. At present, only the Government Assets, Liquid Assets, Municipal Assets, and Vintage Equity Funds (as more fully described in their Prospectuses) are offered with classes. The establishment of classes of Shares was approved by the Board of Directors under the provisions of a plan adopted pursuant to Rule 18f-3, which Plan sets forth the basis for allocating certain expenses among the classes of the Company's shares. Under Rule 18f-3 and the plan the Company is permitted to establish separate classes that allow for different arrangement for shareholder services, distribution of shares and other services and to pay different amounts of the expenses.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Shares will be fully paid and nonassessable. In the event of a liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. All Shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the Transfer Agent.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. Approval of changes to the Rule 12b-1 Plan applicable to a Fund, or to a Class of Shares of a Fund would only be effectively acted upon with respect to the Fund or to a Class of Shares of a Fund, if approved by a majority of the outstanding Shares of such Fund or Class of Shares. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

Shareholder Meetings
--------------------

         The Maryland Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate Bylaw provisions and may not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

         The Bylaws also contain procedures for removal of Directors by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

         Upon the written request of the holders of shares entitled to not less than 10 percent of all the votes entitled to be cast at such meeting, the Secretary of the Funds shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 percent of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender or the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

         After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information
--------------------------

         TAXATION OF THE FUNDS. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, and gains from the sale of securities, invest in securities within certain statutory limits, and distribute at least 90% of its net income each taxable year. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

         There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if the holder holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

         FOREIGN TAXES. Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. However, if a Fund invests in the stock of certain foreign corporations that constitute a Passive Foreign Investment Company ("PFIC"), then federal income taxes may be imposed on a Fund upon disposition of PFIC investments.

         SHAREHOLDERS' TAX STATUS. Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Funds if those Funds were regular corporations, and to the extent designated by those Funds as so qualifying. These dividends, and any short-term capital gains are taxable as ordinary income.

         CAPITAL GAINS. Capital gains, when experienced by a Fund, could result in an increase in dividends. Capital losses could result in a decrease in dividends. When a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

         BACKUP WITHHOLDING. Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions for all Funds except the Government Assets Fund) payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

Additional Tax  Information  Concerning the Municipal  Assets and Municipal Bond
--------------------------------------------------------------------------------
Funds
-----

         The Municipal Assets and Municipal Bond Funds each intends to qualify under the Code to pay "exempt-interest dividends" to its Shareholders. Each Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from the regular federal income tax. To the extent that dividends distributed by each Fund to its Shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the Shareholders for regular federal income tax purposes. Each Fund will inform Shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

         Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Municipal Assets and Municipal Bond Funds. No attempt is made to present a detailed explanation of the income tax treatment of either Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Municipal Assets and Municipal Bond Funds are urged to consult their tax advisers with specific reference to their own tax situation.

Yields and  Total Returns of the Government Assets, Liquid Assets and  Municipal
--------------------------------------------------------------------------------
Assets Funds
------------

         As summarized in the Prospectuses of the Government Assets, Liquid Assets and Municipal Assets Funds under the heading "Performance Information," the "current yield' of the Funds for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund Shares at the same rate as net income is earned for the base period.

         The current yield and effective yield of the Funds will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described below.

         The current yield and effective seven-day average yields as of September 30, 1997 for the AMCORE Vintage U.S. Government Obligations Fund, predecessor to the Government Assets Fund, were 4.76% and 4.87%, respectively.

         Current yields and effective yields for the seven-day period ended December 31, 1997 were as follows for the Liquid Assets Fund, Inc., predecessor to the Liquid Assets Fund:

                                      Current           Seven-day
                                       Yield              Yield
         S Shares                      4.74%              4.84%
         S2 Shares                     5.09%              5.21%
         T Shares                      5.24%              5.37%
         I Shares                      5.49%              5.63%

         Current yields and effective yields for the seven-day period ended December 31, 1997 were as follows for the Municipal Assets Fund, Inc., predecessor to the Municipal Assets Fund:

                                      Current           Seven-day
                                       Yield              Yield
         S Shares                      3.08%              3.12%
         T Shares                      3.33%              3.38%
         I Shares                      3.58%              3.64%

         Each Fund may wish to publish total return figures in its sales literature and other advertising materials. For a discussion of the manner in which such total return figures are calculated, see "Yields and Total Returns of the Variable NAV Funds--Total Return Calculations" below.

Yields and Total Returns of the Variable NAV Funds
--------------------------------------------------

         YIELD CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "PERFORMANCE INFORMATION", yields of each of the Funds except the Government Assets, Liquid Assets and Municipal Assets Funds will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                       a - b
          Yield = 2 [(------- + 1)exp(6)  - 1]
s                         cd

Where:   a     =     dividends and interest earned during the period.

         b     =     expenses accrued for the period (net of reimbursements).

         c     =     the average daily number of Shares outstanding during the
                     period that were entitled to receive dividends.

         d     =     maximum offering price per Share on the last day of the
                     period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         For the 30-day period ended September 30, 1997, the yield for the Funds was as follows: AMCORE Vintage Fixed Total Return Fund, predecessor to the Limited Term Bond Fund, 4.79%, AMCORE Vintage Fixed Income Fund, predecessor to the Income Fund, 5.42%, AMCORE Vintage Intermediate Tax-Free Fund, predecessor to the Municipal Bond Fund, 3.56%, AMCORE Vintage Balanced Fund, predecessor to the Balanced Fund, 1.50%, AMCORE Vintage Equity Fund, predecessor to the Equity Fund, 0.04% and AMCORE Vintage Aggressive Growth Fund, predecessor to the Aggressive Growth Fund, -0.62%.

         For the 30-day period ended October 31, 1997, the yield for the Bond Fund, formerly the IMG Bond Fund, was 5.48%.

         During any given 30-day period, the Advisor or the Administrator may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.

         From time to time, the tax equivalent 30-day yield of the Municipal Bond Fund may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

         TOTAL RETURN CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "Performance Information", average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

This calculation can be expressed as follows:

   Average Annual                  ERV
     Total Return       =       [(-----)exp (1/n) - 1]
                                    P

Where:     ERV     =     ending redeemable value at the end of the period
                         covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

             P     =     hypothetical initial payment of $1,000.

             n     =     period covered by the computation, expressed in
                         terms of years.

         The Funds compute their aggregate total returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

   Aggregate Total                    ERV
        Return            =        [(-----] - 1]
                                       P

           ERV     =     ending redeemable value at the end of the period
                         covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

             P     =     hypothetical initial payment of $1,000.

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         Cumulative total return for the respective predecessor Funds has been:

                                                                     LIFE
              PREDECESSOR FUND                     1 YEAR           OF FUND
*AMCORE Vintage Fixed Total Return Fund 1           7.07%           12.00%
*AMCORE Vintage Fixed Income Fund 2                 7.40%           31.14%
*AMCORE Vintage Intermediate Tax-Free Fund 3        6.58%           27.23%
*AMCORE Vintage Balanced Fund 4                    24.84%           51.67%
*AMCORE Vintage Equity Fund 2                      38.25%          133.53%
*AMCORE Vintage Aggressive Growth Fund 5           34.28%           59.96%
**IMG Bond Fund 6                                   8.40%           16.79%

* As of September 30, 1997
** As of October 31, 1997

1 From commencement of operations on June 15, 1995
2 From commencement of operations on December 15, 1992
3 From commencement of operations on February 16, 1993
4 From commencement of operations on June 1, 1995
5 From commencement of operations on September 29, 1995
6 From commencement of operations on July 7, 1995

Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in IBC's MONEY FUND REPORT, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders. The Funds may also include in advertisements and reports to Shareholders information comparing the performance of IMG or its predecessors to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database or CDA/Cadence.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity, as well as expenses allocated to the Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.

         From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

Miscellaneous
-------------

         The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a fund within the Company or (4) describes investment management strategies for such funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of IMG and/or Company officers regarding expected trends and strategies.

         Individual Directors are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Directors, serve for a term lasting until the next meeting of Shareholders at which Directors are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Company entitled to vote may cause the Directors to call a special meeting, including for the purpose of considering the removal of one or more Directors. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Company's outstanding shares. The Declaration of Trust provides that the Directors will assist shareholder communications to the extent required by
Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

         On February 14, 1998, the assets of the AMCORE Vintage Mutual Funds, Inc., Liquid Assets Fund Inc., and Municipal Assets Fund Inc., ("Predecessor Funds") were transferred to corresponding series of the Vintage Mutual Funds, Inc., in exchange for shares of the corresponding funds of the Vintage Mutual Funds, Inc., and such Funds' assumption of the Predecessor Funds liabilities. The Financial Highlights contained in the Prospectuses includes financial information from the Predecessor Funds.

         The financial statements of the AMCORE Vintage Mutual Funds, Inc., (Registration No. 33-44964) for the year ended March 31, 1997 were audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon and incorporated by reference herein (Post Effective Amendment No. 31 to Form N-1A Registration Statement). The financial statements of the Liquid Assets Funds, Inc., (Registration No. 2-78054) and Municipal Assets Funds, Inc., (Registration No. 2-81547) predecessor funds, for the year ended June 30, 1997 and of the IMG Bond Fund, (Registration No. 33-81998) predecessor to the Vintage Bond Fund, for the year ended April 30, 1997 were audited by KPMG Peat Marwick LLP, independent auditors, as set forth in their report thereon and incorporated by reference herein (Post-Effective Amendment No. 21 , Post-Effective Amendment No. 19 and Post-Effective Amendment No. 6 to the Form N-1A Registration Statements, respectively). Such financial statements are incorporated by reference herein in reliance upon such report given upon the authority of such firms as experts in accounting and auditing.

                                   APPENDIX A

                                  BOND RATINGS

                         STANDARD & POOR'S BOND RATINGS

A Standard & Poor's corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.  Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

"AAA" Bonds have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

"A" Bonds have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

"BB", "B", "CCC", "CC" and "C" Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A "C" rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                              MOODY'S BOND RATINGS

"Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protection elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

"B" Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICES, INC. BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Services relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

"AAA" rated Bonds are considered to be investment grade and of the highest credit quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" rated Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for "AAA" rated securities or more subject to possible change over the term of the issue.

"A" rated Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" rated Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

"BB" rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

"B" rated Bonds are considered highly speculative. Bonds in this class are highly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

"CCC" rated Bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

"CC" rated Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

"C" rated Bonds are in actual or imminent default in payment of interest or principal.

                      DUFF & PHELPS, INC. LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination. Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors, including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

RATING
 SCALE                DEFINITION

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                   High credit quality.  Protection factors are strong.  Risk
AA                    is modest, but may vary slightly from time to time because
AA-                   of economic conditions.

A+                    Protection factors are average but adequate. However, risk
A                     factors are more variable and greater in periods of
A-                    economic stress.

BBB+                  Below average protection factors but still considered
BBB                   sufficient for prudent investment. Considerable
BBB-                  variability in risk during economic cycles.

BB+                   Below investment grade but deemed likely to meet
BB                    obligations when due.  Present or prospective financial
BB-                   protection factors fluctuate according to industry
                      conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+                    Below investment grade and possessing risk that
B                     obligations will not be met when due.  Financial
B-                    protection factors will fluctuate widely according to
                      economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                    Preferred stock with dividend averages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The categories are as follows:

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated "A-1+".

"A-2" Designation indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

"A-3" Designation indicates a satisfactory capacity for timely payment. Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues are regarded as having only an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"C" Issues have a doubtful capacity for payment.

"D" Issues are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                        MOODY'S COMMERCIAL PAPER RATINGS

Moody's rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

"P-1" Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2" Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a "P-1" rating, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"P-3" Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. "Not Prime" Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

                FITCH INVESTORS SERVICES, INC. SHORT-TERM RATINGS

Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3 (Fair Credit Quality) Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S (Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D (Default) Issues carrying this rating are in actual or imminent payment default.

                     DUFF & PHELPS, INC. SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


A.  Category 1:  High Grade
    -----------  ----------

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1 - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B.  Category 2:  Good Grade
    -----------  ----------

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C.  Category 3:  Satisfactory Grade
    -----------  ------------------

         Duff 2 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D.  Category 4:  Non-investment Grade
    -----------  --------------------

         Duff  4  Speculative  investment  characteristics.   Liquidity  is  not
sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E.  Category 5:  Default
    -----------  -------

         Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                    THOMAS BANKWATCH (TBW) SHORT-TERM RATINGS

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4  The  lowest  rating   category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

Short-Term Loan/Municipal Note Ratings
--------------------------------------

Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1 This  designation  denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2  This  designation   denotes  high  quality.   Margins  of
                  protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1     Very strong or strong  capacity to pay principal and interest.
                  Those  issues  determined  to  possess   overwhelming   safety
                  characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

Definitions of Certain Money Market Instruments
-----------------------------------------------

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity,

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                                   APPENDIX B

Tax-Exempt vs. Taxable Yields. Set forth below is a table which may be used to compare equivalent taxable yields to tax-exempt rates of return based upon the investor's level of taxable income. The rates shown are those in effect under the Internal Revenue Code as of January 1, 1997 through December 31, 1997.

                                                    Marginal     The following TAX-EXEMPT INTEREST RATES:
      TAXABLE INCOME *               Single          Income        3.5%     4.0%       4.5%      5.0%     5.5%       6.0%      6.5%
        Joint Return                 Return            Tax
                                                     Bracket  Equal the  TAXABLE INTEREST RATES shown below:
  $   6,450  -   $ 45,450   $    2,650 - $  26,150   15.0%       4.12%      4.71%     5.29%     5.88%     6.47%     7.06%     7.65%
     45,450  -     92,850       26,150 -    55,500   28.0%       4.86%      5.56%     6.25%     6.94%     7.64%     8.33%     9.03%
     92,850  -    156,000       55,500 -   126,150   31.0%       5.07%      5.80%     6.52%     7.25%     7.97%     8.70%     9.42%
    156,000  -    275,300      126,150 -   272,550   36.0%       5.47%      6.25%     7.03%     7.81%     8.59%     9.38%    10.16%
             Over 275,300            Over 272,550    39.6%       5.79%      6.62%     7.45%     8.28%     9.11%     9.93%    10.76%
  Maximum Corporate Rate                             34.0%       5.30%      6.06%     6.82%     7.58%     8.33%     9.09%     9.85%

* Net amount subject to Federal income tax after deductions and exemptions. Assumes alternative minimum tax is not applicable and receipt of tax-exempt interest does not cause any portion of social security benefits received to become taxable to the taxpayer. State tax considerations are excluded.